                                               1933 Act Registration No.33-41838
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM

                                     N-8B-2

                         POST-EFFECTIVE AMENDMENT NO. 12


                             SEPARATE ACCOUNT VUL-2

                                       of

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                              (Exact Name of Trust)

THE AMERICAN FRANKLIN LIFE                      ELIZABETH E. ARTHUR, ESQ.
INSURANCE COMPANY                                Associate General Counsel
(Name of Depositor)                              and Assistant Secretary
#1 Franklin Square                              THE AMERICAN FRANKLIN LIFE
Springfield, Illinois 62713                     INSURANCE COMPANY
(Address of Depositor's                         #1 Franklin Square
Principal Executive Offices)                    Springfield, Illinois 62713
(Name and Address of Agent for Service)

                      Insurance Company's Telephone Number,
                       including Area Code: (800) 528-2011

                                    Copy to:
                              STEPHEN E. ROTH, ESQ.
                        SUTHERLAND, ASBILL & BRENNAN LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

Title of Securities Being Registered: Units of Interest in Separate Account VUL-2 issued under EquiBuilder II-TM- flexible premium variable life policies.


                       -----------------------------------

   It is proposed that this filing will become effective (check appropriate box)

                / /    immediately upon filing pursuant to paragraph (b)

                /X/    on April 30, 1999 pursuant to paragraph (b)

                / /    60 days after filing pursuant to paragraph (a) (i)


                / /    on_____, 1999 pursuant to paragraph (a) (i) of Rule 485


                / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                ----------------------------------------------------------------
                ----------------------------------------------------------------

                            SEPARATE ACCOUNT VUL-2 OF

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY

                         Post-Effective Amendment No. 12


                             RECONCILIATION AND TIE


REGISTRATION ITEM
OF FORM N-8B-2                                       LOCATION IN PROSPECTUS
-----------------                               --------------------------------
1............................................   Cover Page.

2............................................   Cover Page.

3............................................   Inapplicable.

4............................................   Distribution of the Policies.

5, 6, 7......................................   Separate Account Investment
                                                Choices--The Separate Account
                                                and Its Investment Divisions.

8............................................   Index to Financial Statements.

9............................................   Legal Proceedings.

10(a)........................................   The Beneficiary; Assignment of a
                                                Policy.

10(b)........................................   Policy Account Value
                                                --Determination of the Unit
REGISTRATION ITEM                                alue; Dividends.

10(c), 10(d).................................   The Features of EquiBuilder
                                                II-TM- Policies--Death Benefits,
                                                --Maturity Benefit,--Changing
                                                the Face Amount of Insurance;
                                                Separate Account Investment
                                                Choices--Right to Change
                                                Operations; Deductions and
                                                Charges--Surrender Charge,
                                                --Other Transaction Charges,
                                                --Allocation of Policy Account
                                                Charges; Policy Account
                                                Transactions--Changing Premium
                                                and Deduction Allocation
                                                Percentages,--Transfers of
                                                Policy Account Value Among
                                                Investment Divisions,
                                                --Borrowing from the Policy
                                                Account,--Withdrawing Money from
                                                the Policy Account,
                                                --Surrendering the Policy for
                                                Its Net Cash Surrender Value;
                                                Additional Information About
                                                EquiBuilder II-TM- Policies
                                                --Right To Examine the Policy;
                                                Payment of Proceeds; The
                                                Guaranteed Interest Division
                                                --Transfers from the Guaranteed
                                                Interest Division.

10(e)........................................   Additional Information About
                                                EquiBuilder II-TM Policies--Lapse
                                                of the Policy,--Reinstatement
                                                of the Policy.

10(f)........................................   Separate Account Investment
                                                Choices--The Funds,--Right
                                                to Change Operations; Voting
                                                Rights of a Policy Owner.



REGISTRATION ITEM
OF FORM N-8B-2                                       LOCATION IN PROSPECTUS
-----------------                               --------------------------------
10(g)(1), 10(g)(2), 10(h)(1), 10(h)(2).......   Separate Account Investment
                                                Choices--The Funds,--Right
                                                to Change Operations; Deductions
                                                and Charges--Charges Against
                                                the Policy Account--Changes in
                                                Monthly Charges; Voting Rights
                                                of a Policy Owner.

10(g)(3), 10(g)(4), 10(h)(3), 10(h)(4).......   Inapplicable.

10(i)........................................   The Features of EquiBuilder
                                                II-TM- Policies--Changes in
                                                EquiBuilder II-TM- Policies,
                                                --Flexible Premium Payments,
                                                --Additional Benefits; Separate
                                                Account Investment Choices;
                                                Policy Account Value; Payment
                                                Options; Payment of Proceeds.

11...........................................   Separate Account Investment
                                                Choices--The Funds,
                                                --Investment Policies of the
                                                Portfolios of the Funds,
                                                --Ownership of the Assets of
                                                the Separate Account.

12(a), 12(c), 12(d)..........................   Separate Account Investment
                                                Choices--The Funds.

12(b), 12(e).................................   Inapplicable.

13(a)........................................   Summary; Deductions and Charges.

13(b), 13(c), 13(d), 13(e), 13(g)............   Inapplicable.

13(f)........................................   Distribution of the Policies.

14...........................................   The Features of EquiBuilder
                                                II-TM- Policies--Policy Issuance
                                                Information; Limitations on
                                                American Franklin's Rights to
                                                Challenge a Policy; Distribution
                                                of the Policies; Applications.

15...........................................   The Features of EquiBuilder
                                                II-TM- Policies--Flexible
                                                PremiumPayments; Separate
                                                Account Investment Choices
                                                (Introduction); Deductions and
                                                Charges--Deductions From
                                                Premiums; Policy Account
                                                Transactions--Changing Premium
                                                and Deduction Allocation
                                                Percentages.

16...........................................   Separate Account Investment
                                                Choices--(Introduction),
                                                --The Separate Account and Its
                                                Investment Divisions,--The
                                                Funds; Policy Account Value
                                                --Amounts in the Separate
                                                Account; Policy Account
                                                Transactions--Changing Premium
                                                and Deduction Allocation
                                                Percentages,--Transfers of
                                                Policy Account Value Among
                                                Investment Divisions,--Loan
                                                Requests,--Repaying the Loan;
                                                The Guaranteed Interest Division
                                                --Transfers from the Guaranteed
                                                Interest Division; Additional
                                                Information About EquiBuilder
                                                II-TM- Policies--Policy Periods,
                                                Anniversaries, Dates and Ages.



REGISTRATION ITEM
OF FORM N-8B-2                                       LOCATION IN PROSPECTUS
-----------------                               --------------------------------
17(a), 17(b), 17(c)..........................   The Features of EquiBuilder
                                                II-TM- Policies--Death Benefits,
                                                --Maturity Benefit,--Changing
                                                the Face Amount of Insurance,
                                                --Changes in EquiBuilder II-TM-
                                                Policies,--Flexible Premium
                                                Payments,--Additional
                                                Benefits; Separate Account
                                                Investment Choices--Right to
                                                Change Operations; Policy
                                                Account Value; Policy Account
                                                Transactions--Changing Premium
                                                and Deduction Allocation
                                                Percentages,--Transfers of
                                                Policy Account Value Among
                                                Investment Divisions,--
                                                Borrowing from the Policy
                                                Account,--Withdrawing Money
                                                from the Policy Account,--
                                                Surrendering the Policy for Its
                                                Net Cash Surrender Value; The
                                                Guaranteed Interest Division--
                                                Transfers from the Guaranteed
                                                Interest Division; Additional
                                                Information About EquiBuilder
                                                II-TM- Policies--Right To
                                                Examine the Policy,--Lapse of
                                                Policy,--Reinstatement of the
                                                Policy; Payment Options; Payment
                                                of Proceeds.

18(a)........................................   Policy Account
                                                Value--Determination of the Unit
                                                Value.

18(b), 18(d).................................   Inapplicable.

18(c)........................................   Summary; Separate Account
                                                Investment Choices--Ownership of
                                                the Assets of the Separate
                                                Account; Deductions and
                                                Charges--Charges Against the
                                                Separate Account--Tax Reserve;
                                                The Guaranteed Interest Division
                                                (Introduction).

19...........................................   Reports to Policy Owners;
                                                Distribution of the Policies;
                                                Voting Rights of a Policy Owner.

20(a)........................................   Separate Account Investment
                                                Choices--The Funds,--Right to
                                                Change Operations; Deductions
                                                and Charges--Charges Against
                                                the Policy Account--Changes in
                                                Monthly Charges; Voting Rights
                                                of a Policy Owner.

20(b)........................................   Separate Account Investment
                                                Choices--The Separate Account
                                                and Its Investment Divisions.

20(c), 20(d), 20(e), 20(f)...................   Inapplicable.

21(a)........................................   Policy Account Transactions
                                                --Borrowing from the Policy
                                                Account,--Loan Requests,
                                                --Policy Loan Interest,--When
                                                Interest is Due,--Repaying the
                                                Loan,--The Effects of a Policy
                                                Loan on the Policy Account.

21(b), 21(c).................................   Inapplicable.



REGISTRATION ITEM
OF FORM N-8B-2                                       LOCATION IN PROSPECTUS
-----------------                               --------------------------------
22...........................................   Limits on American Franklin's
                                                Right To Challenge a Policy.

23...........................................   Inapplicable.

24...........................................   The Features of EquiBuilder
                                                II-TM- Policies; Additional
                                                Information.

25...........................................   The American Franklin Life
                                                Insurance Company.

26...........................................   Inapplicable.

27...........................................   The American Franklin Life
                                                Insurance Company; Other
                                                Policies and Contracts.

28...........................................   The American Franklin Life
                                                Insurance Company; Management.

29...........................................   The American Franklin Life
                                                Insurance Company; Management.

30, 31, 32, 33, 34...........................   Inapplicable.

35...........................................   The American Franklin Life
                                                Insurance Company; Distribution
                                                of the Policies.

36, 37.......................................   Inapplicable.

38, 39.......................................   Distribution of the Policies.

40...........................................   Inapplicable.

41(a)........................................   Distribution of the Policies.

41(b), 41(c), 42, 43.........................   Inapplicable.

44(a)(1).....................................   Policy Account Value
                                                --Determination of the Unit
                                                Value.

44(a)(2), 44(a)(3)...........................   The Features of EquiBuilder
                                                II-TM- Policies--Death Benefits,
                                                --Maturity Benefit,--Changes in
                                                EquiBuilder II-TM- Policies;
                                                Separate Account Investment
                                                Choices--(Introduction),--The
                                                Separate Account and Its
                                                Investment Divisions,--The
                                                Funds,--Right to Change
                                                Operations; Deductions and
                                                Charges; Policy Account Value;
                                                Policy Account Transactions
                                                --Changing Premium and
                                                Deduction Allocation
                                                Percentages,--Transfers of
                                                Policy Account Value Among
                                                Investment Divisions,--Borrowing
                                                from the Policy Account,--Loan
                                                Requests,--Repaying the Loan,
                                                --Withdrawing Money from the
                                                Policy Account,--Surrendering
                                                the Policy for Its Net Cash
                                                Surrender Value; The Guaranteed
                                                Interest Division--Transfers
                                                from the Guaranteed Interest
                                                Division; Additional Information
                                                About EquiBuilder II-TM-
                                                Policies--Right To



REGISTRATION ITEM
OF FORM N-8B-2                                       LOCATION IN PROSPECTUS
-----------------                               --------------------------------
                                                Examine the Policy,--Policy
                                                Periods, Anniversaries, Dates
                                                and Ages; Payment of Proceeds.

44(a)(4).....................................   Deductions and Charges--Charges
                                                Against the Separate
                                                Account--Tax Reserve.

44(a)(5).....................................   Deductions And
                                                Charges--Deductions From
                                                Premiums.

44(a)(6).....................................   Deductions And Charges--
                                                Deductions From Premiums,
                                                --Charges Against the Policy
                                                Account,--Charges Against the
                                                Separate Account,--Surrender
                                                Charge; Policy Account Value
                                                --Amounts In the Separate
                                                Account,--Determination of the
                                                Unit Value.

44(b)........................................   The Features of EquiBuilder
                                                II-TM- Policies--Death Benefits,
                                                --Maturity Benefit,--Changes in
                                                EquiBuilder II-TM- Policies;
                                                Separate Account Investment
                                                Choices (Introduction),--The
                                                Separate Account and Its
                                                Investment Divisions,--The
                                                Funds,--Right to Change
                                                Operations; Deductions and
                                                Charges; Policy Account Value;
                                                Policy Account Transactions
                                                --Changing Premium and
                                                Deduction Allocation
                                                Percentages,--Transfers of
                                                Policy Account Value Among
                                                Investment Divisions,--Borrowing
                                                from the Policy Account,--Loan
                                                Requests,--Repaying the Loan,
                                                --Withdrawing Money from the
                                                Policy Account,--Surrendering
                                                the Policy for Its Net Cash
                                                Surrender Value; The Guaranteed
                                                Interest Division--Transfers
                                                from the Guaranteed Interest
                                                Division; Additional Information
                                                About EquiBuilder II-TM-
                                                Policies--Right To Examine the
                                                Policy,--Policy Periods,
                                                Anniversaries, Dates and Ages;
                                                Payment of Proceeds.

44(c).......................................    The Features of EquiBuilder
                                                II-TM- Policies--Death Benefits,
                                                --Maturity Benefit,--Changes in
                                                EquiBuilder II-TM- Policies,
                                                --Flexible Premium Payments;
                                                Separate Account Investment
                                                Choices--(Introduction),--The
                                                Separate Account and Its
                                                Investment Divisions,--The
                                                Funds; Deductions and Charges;
                                                Policy Account Value; Policy
                                                Account Transactions--Changing
                                                Premium and Deduction Allocation
                                                Percentages,--Transfers of
                                                Policy Account Value Among
                                                Investment Divisions,
                                                --Borrowing from the Policy
                                                Account,--Loan Requests,
                                                --Repaying the Loan,
                                                --Withdrawing Money from the
                                                Policy Account,--Surrendering
                                                the Policy for Its Net Cash
                                                Surrender Value; The Guaranteed
                                                Interest Division--Transfers
                                                from the Guaranteed Interest
                                                Division; Additional Information
                                                About EquiBuilder II-TM-
                                                Policies--Right To



REGISTRATION ITEM
OF FORM N-8B-2                                       LOCATION IN PROSPECTUS
-----------------                               --------------------------------
                                                Examine the Policy,--Policy
                                                Periods, Anniversaries, Dates
                                                and Ages; Payment of Proceeds.

45...........................................   Inapplicable.

46(a)........................................   The Features of EquiBuilder
                                                II-TM- Policies--Death Benefits,
                                                --Maturity Benefit,--Changes in
                                                EquiBuilder II-TM- Policies;
                                                Separate Account Investment
                                                Choices--(Introduction),--The
                                                Separate Account and Its
                                                Investment Divisions,--the
                                                Funds,--Right to Change
                                                Operations; Deductions and
                                                Charges; Policy Account Value;
                                                Policy Account Transactions
                                                --Changing Premium and
                                                Deduction Allocation
                                                Percentages,--Transfers of
                                                Policy Account Value Among
                                                Investment Divisions,--Borrowing
                                                from the Policy Account,--Loan
                                                Requests,--Repaying the Loan,
                                                --Withdrawing Money from the
                                                Policy Account,--Surrendering
                                                the Policy for Its Net Cash
                                                Surrender Value; The Guaranteed
                                                Interest Division--Transfers
                                                from the Guaranteed Interest
                                                Division; Additional Information
                                                About EquiBuilder II-TM-
                                                Policies--Right To Examine the
                                                Policy,--Policy Periods,
                                                Anniversaries, Dates and Ages;
                                                Payment of Proceeds.

46(b), 47, 48, 49, 50........................   Inapplicable.

51(a)--(j)..................................    Summary; Detailed Information
                                                About American Franklin and
                                                EquiBuilder II-TM- Policies;
                                                Additional Information.

52(a)........................................   Separate Account Investment
                                                Choices--The Funds,--Right to
                                                Change Operations.

52(b), 52(d).................................   Inapplicable.

52(c)........................................   Separate Account Investment
                                                Choices--The Funds,--Right to
                                                Change Operations; Deductions
                                                and Charges--Charges Against
                                                the Policy Account--Changes in
                                                Monthly Charges; Voting Rights
                                                of a Policy Owner.

53(a)........................................   Payment Options; Assignment of a
                                                Policy; Employee Benefit Plans.

53(b), 54, 55, 56, 57, 58....................   Inapplicable.

59...........................................   Financial Statements.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                 Flexible Premium Variable Life Insurance Policy


                               EQUIBUILDER II(TM)


ISSUED BY

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY



THROUGH SEPARATE ACCOUNT VUL-2




Prospectus Dated April 30, 1999
                 --------------


FIDELITY INVESTMENTS:
VARIABLE INSURANCE PRODUCTS FUND AND       Principal Office of
VARIABLE INSURANCE PRODUCTS FUND II        both Fidelity Funds located at:
                                           82 Devonshire Street
                                           -------------------------------------
                                           Boston, Massachusetts 02109
                                           -------------------------------------


Prospectus Dated April 30, 1999
                 --------------


MASSACHUSETTS FINANCIAL SERVICES COMPANY:  Principal Office located at:
MFS VARIABLE INSURANCE TRUST               -------------------------------------
                                           500 Boylston Street
                                           -------------------------------------

                                           Boston, Massachusetts 02116
                                           -------------------------------------


Prospectus Dated May 1, 1999
                 -----------





                                          THESE SECURITIES HAVE NOT BEEN
                                          APPROVED OR DISAPPROVED BY THE
                                          SECURITIES AND EXCHANGE COMMISSION NOR
                                          HAS THE COMMISSION PASSED UPON THE
                                          ACCURACY OR ADEQUACY OF THIS
                                          PROSPECTUS. ANY REPRESENTATION TO THE
                                          CONTRARY IS A CRIMINAL OFFENSE.


   EquiBuilder II is a trademark of The American Franklin Life Insurance Company

                                EQUIBUILDER II-TM-
                                     POLICIES

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
     issued by
THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
     through
Separate Account VUL-2

This Prospectus describes EquiBuilder II-TM- flexible premium variable life insurance policies issued by The American Franklin Life Insurance Company ("American Franklin"). EquiBuilder II-TM- policies provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. Capitalized terms not otherwise defined on this cover page have the same meanings as they have in the Prospectus. EquiBuilder II-TM= is a trademark of American Franklin.

EquiBuilder II-TM- pays a death benefit to a beneficiary you designate when the person you insure dies. You choose one of two death benefit options. Whichever option you choose, we will pay a death benefit of a percentage of the Policy Account as of the day the Insured Person dies, if that benefit would be greater than the death benefit under the option you picked.

PROSPECTUS
APRIL 30, 1999

We deposit your net premium in your Policy Account. You may allocate amounts to our Guaranteed Interest Division (which is part of our General Account and pays interest at a declared rate) or to one or more of the variable investment divisions of the Separate Account, or both. (For the first fifteen days after we issue your policy, we require premiums to be invested in the VIP Money Market division.)

The variable investment divisions each purchase shares of a corresponding portfolio of the Variable Insurance Products Fund ("VIP"), the Variable Insurance Products Fund II ("VIP II") or the MFS Variable Insurance Trust (each, a "Fund," and collectively, the "Funds"). The Prospectuses of the Funds, attached to this Prospectus, describe the investment objectives, policies and risks of each Fund Portfolio.

     *    Fidelity VIP Money Market
     *    Fidelity VIP High Income
     *    Fidelity VIP Equity-Income
     *    Fidelity VIP Growth
     *    Fidelity VIP Overseas
     *    Fidelity VIPII Investment Grade Bond
     *    Fidelity VIPII Asset Manager
     *    Fidelity VIPII Index 500
     *    Fidelity VIPII Asset Manager: Growth
     *    Fidelity VIPII Contrafund
     *    MFS Emerging Growth
     *    MFS Research
     *    MFS Growth With Income
     *    MFS Total Return
     *    MFS Utilities
     *    MFS Capital Opportunities

Each of these portfolios is available through an investment division.

The Policy Account value allocated to a variable investment division depends on the investment performance of the corresponding Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment divisions. If the Fund investments go down, the value of a Policy can decline. The value of the Guaranteed Interest Division will depend on the interest rates that we declare.

After you pay the first premium, you decide, within limits, the amount and frequency of your premium payments. You can also increase or decrease the amount of insurance protection, within limits.

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the EquiBuilder II-TM-variable life insurance policy, which is issued by:

The American Franklin Life Insurance Company
# 1 Franklin Square
Springfield, Illinois 62713-0001
Telephone No. 800/528-2011

The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

VARIABLE LIFE INSURANCE POLICIES INVOLVE CERTAIN RISKS, AND YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT.

     -- WE DO NOT GUARANTEE HOW ANY OF THE VARIABLE INVESTMENT DIVISIONS WILL PERFORM.

     -- THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF ANY BANK, AND NO BANK ENDORSES OR GUARANTEES THE POLICY.

     -- NEITHER THE U.S. GOVERNMENT NOR ANY FEDERAL AGENCY INSURES YOUR INVESTMENT IN THE POLICY.

     -- THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT DIVISIONS.

IF THE NET CASH SURRENDER VALUE (THE CASH SURRENDER VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



DEFINITIONS..................................................................................      vi

SUMMARY......................................................................................       1

DETAILED INFORMATION ABOUT AMERICAN FRANKLIN AND EQUIBUILDER II-TM- POLICIES

The American Franklin Life Insurance Company.................................................       6
The Features of EquiBuilder II-TM- Policies....................................................     6
         How EquiBuilder II-TM- Policies Differ from Whole Life Insurance....................       6
         Death Benefits......................................................................       6
         Policy Issuance Information.........................................................       7
         Maturity Benefit....................................................................       8
         Changes in EquiBuilder II-TM- Policies..............................................       8
         Changing the Face Amount of Insurance...............................................       8
         When Policy Changes Go Into Effect..................................................       9
         Flexible Premium Payments...........................................................       9
         Additional Benefits.................................................................      10
         Disability Waiver Benefit...........................................................      10
         Accidental Death Benefit............................................................      10
         Children's Term Insurance...........................................................      10
         Term Insurance on an Additional Insured Person......................................      10
Separate Account Investment Choices..........................................................      10
         The Separate Account and Its Investment Divisions...................................      11
         The Funds...........................................................................      11
         Investment Policies of the Portfolios of the Funds..................................      11
         Ownership of the Assets of the Separate Account.....................................      14
         Right to Change Operations..........................................................      14
Deductions and Charges.......................................................................      15
         Deductions From Premiums............................................................      15
         Charges Against the Policy Account..................................................      15
         Administrative Charge...............................................................      15
         Cost of Insurance Charge............................................................      15
         Charges for Additional Benefits.....................................................      16
         Changes in Monthly Charges..........................................................      16
         Charges Against the Separate Account................................................      16
         Mortality and Expense Risks.........................................................      16
         Charges Against the Funds...........................................................      17
         Tax Reserve.........................................................................      17
         Surrender Charge....................................................................      18
         Other Transaction Charges...........................................................      20
         Partial Withdrawal of Net Cash Surrender Value......................................      20
         Increase in the Face Amount of Insurance............................................      20
         Transfers...........................................................................      20
         Illustrations.......................................................................      20
         Allocation of Policy Account Charges................................................      20
Policy Account Value.........................................................................      21
         Amounts in the Separate Account.....................................................      21
         Determination of the Unit Value.....................................................      21


Policy Account Transactions..................................................................      22
         Changing Premium and Deduction Allocation Percentages...............................      22
         Transfers of Policy Account Value Among Investment Divisions........................      22
         Borrowing from the Policy Account...................................................      23
         Loan Requests.......................................................................      23
         Policy Loan Interest................................................................      23
         When Interest is Due................................................................      24
         Repaying the Loan...................................................................      24
         The Effects of a Policy Loan on the Policy Account..................................      24
         Lapse of the Policy.................................................................      24
         Withdrawing Money from the Policy Account...........................................      25
         Withdrawal Charges..................................................................      25
         The Effects of a Partial Withdrawal.................................................      25
         Surrendering the Policy for Its Net Cash Surrender Value............................      25
The Guaranteed Interest Division.............................................................      26
         Amounts in the Guaranteed Interest Division.........................................      26
         Interest on the Amounts in the Guaranteed Interest Division.........................      26
         Transfers from the Guaranteed Interest Division.....................................      27
Additional Information about EquiBuilder II-TM- Policies.....................................      27
         Right to Examine the Policy.........................................................      27
         Lapse of the Policy.................................................................      27
         Reinstatement of the Policy.........................................................      28
         Policy Periods, Anniversaries, Dates and Ages.......................................      28
Federal Tax Considerations...................................................................      28
         Introduction........................................................................      28
         Tax Status of the Policy............................................................      29
         Tax Treatment of Policy Benefits....................................................      29
         Other Policy Owner Tax Matters......................................................      30
         Possible Tax Law Changes............................................................      30
         Possible Charges for American Franklin's Taxes......................................      31

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT AND CASH SURRENDER VALUES, AND
ACCUMULATED PREMIUMS........................................................................       31

ADDITIONAL INFORMATION.......................................................................      37
Voting Rights of a Policy Owner..............................................................      37
         Voting Rights of the Funds..........................................................      37
         Determination of Voting Shares......................................................      37
         How Shares of the Funds are Voted...................................................      37
         Voting Privileges of Participants in Other Separate Accounts........................      38
         Separate Account Voting Rights......................................................      38
Reports to Policy Owners.....................................................................      38
Limits on American Franklin's Right to Challenge a Policy....................................      38
Payment Options..............................................................................      39
The Beneficiary..............................................................................      40
Assignment of a Policy.......................................................................      40
Employee Benefit Plans.......................................................................      40
Payment of Proceeds..........................................................................      41
Dividends....................................................................................      41
Distribution of the Policies.................................................................      41


Applications.................................................................................      42
Reinsurance Agreements.......................................................................      42
Administrative Services......................................................................      43
State Regulation.............................................................................      43
Year 2000 Transition.........................................................................      43
Legal Matters................................................................................      44
Legal Proceedings............................................................................      44
Experts  ....................................................................................      45
Registration Statement.......................................................................      45
Other Polices and Contracts..................................................................      45
Management...................................................................................      45

FINANCIAL STATEMENTS.........................................................................     F-1















----------------------------------------------------------------------------
This prospectus generally describes only the variable portion of the policy, except where the fixed account is specifically mentioned.

DEFINITIONS

Set forth below is a glossary of certain terms used in this Prospectus.

ADMINISTRATIVE OFFICE--The address of the Administrative Office of American Franklin is #1 Franklin Square, Springfield, Illinois 62713-0001.

AGE--The age of the Insured Person on his or her nearest birthday.

AMERICAN FRANKLIN--The American Franklin Insurance Company, an Illinois stock life insurance company and the issuer of the EquiBuilder II-TM- individual flexible premium variable life insurance policies described in this Prospectus.

AMOUNT AT RISK--The difference between the amount of the Policy Account and the current death benefit of a policy at any time.

CASH SURRENDER VALUE--The amount of the Policy Account less any applicable surrender charges.

CODE--The Internal Revenue Code of 1986, as amended.

DATE OF PAYMENT--Normally, the day American Franklin receives, at its Administrative Office, a check for the full initial premium of a policy.

FACE AMOUNT--The face amount of insurance shown on the Policy Information page of a policy. The Face Amount is the minimum death benefit payable under a policy while the policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the policy and any due and unpaid charges.

FINAL POLICY DATE--The policy anniversary nearest the Insured Person's 95th birthday. American Franklin will pay to the Policy Owner the amount of the Policy Account, net of any outstanding loan and loan interest on the policy, if the Insured Person is still living on the Final Policy Date.

FUND(S)--Portfolio(s) of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, and MFS Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund, and collectively, as the Funds.

GUARANTEED INTEREST DIVISION--A part of American Franklin's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by American Franklin.

INSURED PERSON--The person whose life is insured under the policy.

ISSUE DATE--The date that American Franklin actually issues a policy.

NET CASH SURRENDER VALUE--Cash Surrender Value less any outstanding loan and loan interest on the policy.

NET PREMIUM--The amount of any premium paid by the Policy Owner less the amount of applicable state and local premium taxes, if any.

POLICY ACCOUNT--The sum of accounts allocated to the investment divisions of the Separate Account and American Franklin's Guaranteed Interest Division for a particular policy.

POLICY ANNIVERSARY--An anniversary of the Register Date of a policy while the policy is in effect.

POLICY MONTH--A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a policy is in effect.

POLICY OWNER--The person designated as such on the Policy Information page of a policy.

POLICY YEAR--An annual period beginning on the Register Date and on each anniversary of the Register Date while the policy is in effect.

REGISTER DATE--The earlier of the Issue Date and the Date of Payment.

SEPARATE ACCOUNT--Separate Account VUL-2, a segregated investment account of American Franklin established under the Insurance Law of the State of Illinois, in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding portfolios of the Funds.

TARGET PREMIUM--A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the policy and the types and amounts of any additional benefits included in the policy. The Target Premium for each EquiBuilder II-TM- policy is shown on the Policy Information page of the policy.

SUMMARY
-------------------------------------------------------------------------------

This is a summary of some of the more important points that you should know about your EquiBuilder II-TM- variable life insurance policy. We no longer sell new policies.

THE POLICY

The EquiBuilder II-TM- variable life insurance policy is an individual flexible premium variable life insurance policy issued by The American Franklin Life Insurance Company. Among other things, the policy:

     (a) provides insurance protection on the life of the insured until the policy's maturity date.

     (b) allows you to vary the amount and timing of the premiums you pay, within limits, and to change the amount of the death benefit payable under the policy, within specified guidelines.

     (c) provides the opportunity for cash value bulid-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios (or Funds). However, there is no guaranteed policy value and you bear the risk of poor investment performance.

     (d) permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy.

In addition to providing life insurance, the policy provides a means of investing for long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide account value among the guaranteed interest division and sixteen variable investment divisions which invest in portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II, and MFS Variable Insurance Trust. We guarantee the principal and a minimum interest rate you will receive from the guaranteed interest division. However, the value of what you allocate to the sixteen variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Funds you select (and the deduction of charges). You will lose money on account value allocated to the variable investment divisions if performance is not sufficiently positive to cover the charges under the policy.

PAYMENT OF PREMIUMS

Although you select planned periodic premiums, you are not required to pay them. (The minimum initial premium and planned periodic premium depend on age, sex, and risk class of the insured, on the Face Amount of the policy, and on any supplemental benefit riders to the policy.) Within limits, you can vary the frequency and amount of premium payments and can skip planned periodic premiums. HOWEVER, EXTRA PREMIUMS MAY BE REQUIRED TO PREVENT POLICY TERMINATION UNDER CERTAIN CIRCUMSTANCES.

FUNDING CHOICES

We deduct premium taxes from each premium payment, and then we allocate the net premium among the variable investment divisions and the guaranteed interest division according to your written instructions.

You may allocate each net premium (and your existing policy value) among variable investment divisions which invest in the following sixteen portfolios:

     *    Fidelity VIP Money Market

     *    Fidelity VIP High Income

     *    Fidelity VIP Equity-Income
     *    Fidelity VIP Growth
     *    Fidelity VIP Overseas
     *    Fidelity VIPII Investment Grade Bond
     *    Fidelity VIPII Asset Manager
     *    Fidelity VIPII Index 500
     *    Fidelity VIPII Asset Manager: Growth
     *    Fidelity VIPII Contrafund
     *    MFS Emerging Growth
     *    MFS Research
     *    MFS Growth With Income
     *    MFS Total Return
     *    MFS Utilities
     *    MFS Capital Opportunities

You may also allocate each net premium (and your existing account value) to the guaranteed interest division. We guarantee your guaranteed interest division allocation will earn at least 4 1/2% interest per year.

CHARGES AND DEDUCTIONS

We deduct applicable premium taxes from each premium payment. Premium taxes vary by state, and are up to 5%.

We also make certain periodic deductions from your policy value. Each month, we deduct from your policy value:

     (a)  the cost of insurance charge;

     (b) the monthly administrative charge (currently $6 plus $24 per month for the first 12 policy months); and

     (c)  any additional benefit charges.

Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.75% of those assets.

In addition, investment management fees and other expenses are deducted from each portfolio of the underlying funds. See the table below for a summary of these portfolio expenses.

FUND ANNUAL EXPENSES
(% of average daily net assets)




                                                                           TOTAL
                                          MANAGEMENT      OTHER            FUND
FUND                                          FEE       EXPENSES(1)    EXPENSES(2)(3)
----                                      ----------    -----------    --------------
Fidelity VIP Money Market                    0.20%         0.10%            0.30%
Fidelity VIP High Income                     0.58%         0.12%            0.70%
Fidelity VIP Equity-Income                   0.49%         0.09%            0.58%
Fidelity VIP Growth                          0.59%         0.09%            0.68%
Fidelity VIP Overseas                        0.74%         0.17%            0.91%
Fidelity VIPII Investment Grade Bond         0.43%         0.14%            0.57%
Fidelity VIPII Asset Manager                 0.54%         0.10%            0.64%
Fidelity VIPII Index 500                     0.24%         0.11%            0.35%
Fidelity VIPII Asset Manager: Growth         0.59%         0.14%            0.73%
Fidelity VIPII Contrafund                    0.59%         0.11%            0.70%
MFS Emerging Growth                          0.75%         0.10%            0.85%
MFS Research                                 0.75%         0.11%            0.86%
MFS Growth with Income                       0.75%         0.13%            0.88%
MFS Total Return                             0.75%         0.16%            0.91%
MFS Utilities                                0.75%         0.26%            1.01%
MFS Capital Opportunities                    0.75%         0.36%(4)         1.11%(4)



----------------------------------------------------------------------------
(1) Fund Annual Expenses are those incurred for the year ended December 31, 1998.


(2) A portion of the brokerage commissions that certain Fidelity portfolios pay was used to reduce their expenses. In addition, certain Fidelity portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses, after reimbursement for Index 500 Portfolio, would have been: for VIP Equity-Income Portfolio: 0.57%; for VIP Growth Portfolio: 0.66%; for VIP Overseas Portfolio: 0.89%; for VIPII Asset Manager Portfolio: 0.63%; for VIPII Index 500 Portfolio: 0.28%; for VIPII Contrafund Portfolio: 0.66%; and for VIPII Asset Manager: Growth Portfolio:
     0.72%.

(3) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each MFS series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. MFS series expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(4) MFS has agreed to bear expenses for this series, subject to reimbursement by this series, such that such series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the series during the current fiscal year. After taking this expense reimbursement into account, the total operating expenses for MFS Capital Opportunities would have been 1.02%. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004. MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for the series until at least May 1, 2000, unless terminated with the consent of the board of trustees which oversees the series.


ACTUAL EXPENSES OF A FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.


We deduct a surrender charge on a full surrender of the policy during the first 10 policy years. The maximum surrender charge is 50% of one "target" premium as shown in your policy. The amount of the surrender charge varies depending on the policy year in which you surrender the policy and the amount of premium you have paid. The surrender charge is constant for the first six policy years, and then decreases annually to zero at the end of the 10th policy year.


We deduct a partial surrender charge if you reduce the Face Amount during the first 10 policy years. The partial surrender charge is a pro rata portion of the then-applicable surrender charge. We also charge the lesser of $25 or 2% of the partial surrender amount.

We impose an administrative charge for each Face Amount increase, equal to $1.50 for each $1,000 increase, up to $300. We also charge a transfer fee of up to $25 for each transfer in excess of four each policy year. We also may charge for illustrations you request.

TAXES

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. However, there is some uncertainty as to whether a policy issued on a substandard basis will satisfy the

Internal Revenue Code definition of life insurance. Under certain circumstances, a policy could be treated as a modified endowment contract. See "Tax Considerations" for a discussion of when withdrawals and loans from policy value could be subject to Federal income tax and penalty tax.


CASH BENEFITS

Your Policy Account is the sum of the amounts allocated to the variable investment divisions and the amount allocated to the guaranteed interest division. The cash surrender value (the account value less any applicable surrender charges) may be substantially less than the premiums paid, especially in early policy years.

POLICY LOANS. You may take loans in the aggregate amount of up to 90% of the policy's cash surrender value. The minimum loan amount is usually $500. Policy loans reduce the amount available for allocations and transfers.

FULL SURRENDER. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due.

PARTIAL SURRENDER. You generally may make a partial surrender of the policy at any time during the insured's life and after the policy has been in force one year, provided that the policy has sufficient net cash surrender value remaining.

DEATH BENEFIT

You must select one of two death benefit options under the policy:

Option A--the greater of the policy's Face Amount or a multiple of its Policy Account value on the date of death; or

Option B--the greater of (i) the policy's Face Amount plus its account value or
(ii) a multiple of its Policy Account value on the date of death.

Subject to certain limits, you may change the Face Amount and death benefit.

The policy's minimum Face Amount is $50,000.

TERMINATION

There is no minimum guaranteed Policy Account value. The policy value may decrease if the investment performance of the variable investment divisions (to which you have allocated Policy Account value) is not sufficiently positive to cover the charges deducted under the policy.

IF THE NET CASH SURRENDER VALUE BECOMES INSUFFICIENT TO COVER THE MONTHLY DEDUCTION WHEN DUE, THE POLICY WILL TERMINATE WITHOUT VALUE AFTER A GRACE PERIOD, EVEN IF YOU PAY ALL PLANNED PERIODIC PREMIUMS IN FULL AND ON SCHEDULE. Additional premium payments will be necessary during the grace period to keep the policy in force.

OTHER INFORMATION

FREE LOOK: For a limited time after the policy's effective date, you may cancel the policy and receive a full refund of all premiums paid.

SUPPLEMENTAL BENEFITS. Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each has its own requirements for eligibility and its own charge.

Among the benefits currently available under the policy are:

     (a)  accidental death benefit rider;

     (b)  children's term insurance rider;

     (c)  additional insured term insurance rider; and

     (d) disability waiver benefit rider. Other supplemental benefits may also be available.

TRANSFERS: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the guaranteed interest division. We may charge for transfers in excess of four in a policy year. There are special limits on transfers from the Guaranteed Interest Division.

ILLUSTRATIONS: Sample illustrations of hypothetical death benefits and Policy Account values are in this prospectus. These may help you:

     (a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

     (b)  compare the policy to other life insurance policies.

The illustrations also show the value of annual premiums accumulated with interest and demonstrate that the Policy Account value may be low (compared to the premiums plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.


FINANCIAL INFORMATION: Our financial statements, and financial statements for the variable investment divisions, are in Appendix A to this prospectus.


         INQUIRIES

If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

The American Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713-0001

     The policy is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

     NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the prospectuses for the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, and the MFS Variable Insurance Trust carefully before investing.

    DETAILED INFORMATION ABOUT AMERICAN FRANKLIN AND EQUIBUILDER II POLICIES

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY

     The American Franklin Life Insurance Company ("American Franklin") is a legal reserve stock life, accident and health insurance company organized under the laws of the State of Illinois in 1981. It is engaged in the writing of variable universal life insurance and variable annuities. American Franklin has another separate account (Separate Account VUL) which issues interests in variable insurance policies having policy features that are similar to those of EquiBuilder II policies but the assets of which are invested in a different open-end management investment company. American Franklin no longer offers new policies having an interest in Separate Account VUL. American Franklin also has a separate account which issues interests in variable annuities. American Franklin is presently authorized to write insurance in forty-six states, the District of Columbia and Puerto Rico. American Franklin's home office is located at #1 Franklin Square, Springfield, Illinois 62713.

     American Franklin is a wholly-owned subsidiary of The Franklin Life Insurance Company ("The Franklin"). The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life and health insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its home office is located at #1 Franklin Square, Springfield, Illinois 62713. The Franklin is not the issuer of the policies offered by this Prospectus, however, it has certain indirect obligations in respect to those policies arising from The Franklin's undertakings to the issuer, American Franklin, as a reinsurer of portions of the death benefits provided under the policies.

     American General Corporation ("American General"), through its wholly-owned subsidiary, AGC Life Insurance Company, owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life Insurance Company is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

     American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. American General was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.



                     THE FEATURES OF EQUIBUILDER II POLICIES

HOW EQUIBUILDER II POLICIES DIFFER FROM WHOLE LIFE INSURANCE

     EquiBuilder II policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. EquiBuilder II policies are different from traditional whole life insurance in that the Policy Owner is not required to pay scheduled premiums and may, within limits, choose the amount and frequency of premium payments. EquiBuilder II policies also provide for two different types of death benefit options and the Policy Owner may change options. Another feature of EquiBuilder II policies which is not available under traditional whole life insurance is that the Policy Owner generally has the ability to increase or decrease the Face Amount without purchasing a new policy. However, evidence of insurability may be required. In addition, the Policy Owner may direct the investment of net premiums, which will determine, in part, the value of the Policy Account.

DEATH BENEFITS

     American Franklin will pay a death benefit (net of any policy loan and loan interest and any overdue charges) to the beneficiary of a policy when the Insured Person dies. The Policy Owner may choose from two death benefit options:
Option A and Option B. Option A provides a benefit that equals the Face Amount of the policy. Except as described below, the Option A benefit is fixed. Option B provides a benefit that equals the Face Amount of the policy plus the amount in the Policy Account on the day the Insured Person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in the Policy Account. Option B entails a higher monthly cost of insurance charge than Option A and will cause the value of the Policy Account, and hence the Net Cash Surrender Value of the policy, to be less than if Option A were chosen, all other things being equal.

     Under both options, an alternate death benefit based on provisions of the federal income tax law applies if it would provide a greater benefit (before deductions for any outstanding policy loan and loan interest) than the option selected. This benefit is a percentage multiple of the amount in the Policy Account. The percentage declines as the Insured Person gets older. The benefit will be the amount in the Policy Account on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease by a ratable portion for each full year.


                             TABLE OF DEATH BENEFITS
                         BASED ON POLICY ACCOUNT VALUES


                                        MINIMUM DEATH BENEFIT AS PERCENTAGE
                INSURED PERSON'S AGE         OF THE POLICY ACCOUNT
                --------------------    -----------------------------------
                    40 or under                      250%
                    45                               215
                    50                               185
                    55                               150
                    60                               130
                    65                               120
                    70                               115
                    75 to 90                         105
                    95                               100



     For example, if the Insured Person were 40 years old and the amount in the Policy Account were $100,000, the death benefit would be at least $250,000 (250% of $100,000).

     These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a policy to qualify as life insurance. See "Federal Tax Considerations," below.

     Under either Option A or Option B, the length of time a policy remains in force depends on the Net Cash Surrender Value of the policy. Because the charges that maintain the policy are deducted from the Policy Account, coverage will last as long as the Net Cash Surrender Value (the amount in the Policy Account minus the surrender charge and any outstanding policy loan and loan interest) can cover these deductions. (See "Additional Information about EquiBuilder II Policies-Lapse of the Policy," below.) The investment experience (which may be either positive or negative) of any amounts in the investment divisions of the Separate Account and the interest earned in the Guaranteed Interest Division will affect the amount in the Policy Account. As a result, the returns from these divisions will affect the length of time a policy remains in force. See "Policy Account Value," below.

     Policy Owners who prefer to have insurance coverage that varies with the investment experience of their Policy Account should choose Option B. In no event will the death benefit under Option B be less than the greater of the Face Amount of the policy or the alternate death benefit described above (in either case, less any outstanding policy loan and loan interest). Policy Owners who prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges should choose Option A.

POLICY ISSUANCE INFORMATION

     American Franklin will not issue a new policy having a Face Amount that is less than $50,000 nor will it issue a policy in respect of an Insured Person who is older than 75.

     No insurance under a policy will take effect: (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the premium is paid.

     See "The Features of EquiBuilder II Policies-Flexible Premium Payments" and "Distribution of the Policies-Applications," below for additional information concerning procedures for obtaining a policy.

MATURITY BENEFIT

     If the Insured Person is still living on the policy anniversary nearest his or her 95th birthday, American Franklin will pay the Policy Owner the amount in the Policy Account net of any outstanding loan and loan interest. The policy will then end.

CHANGES IN EQUIBUILDER II POLICIES

     EquiBuilder II policies provide the Policy Owner flexibility to choose from a variety of strategies, described in the sections that follow, which enable the Policy Owner to increase or decrease his or her insurance protection.

     A reduction in Face Amount lessens emphasis on the policy's insurance coverage by reducing both the death benefit and the amount at risk (the difference between the current death benefit under the policy and the amount of the Policy Account). The reduced amount at risk results in lower cost of insurance charges against the Policy Account. See "The Features of EquiBuilder II Policies-Changing the Face Amount of Insurance," below. A partial withdrawal of Net Cash Surrender Value reduces the Policy Account and death benefit while providing a cash payment, but does not reduce the amount at risk or the cost of insurance charges. See "Policy Account Transactions-Withdrawing Money from the Policy Account," below. Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged; under Option B, it will decrease the death benefit while leaving the amount at risk and the cost of insurance charge unchanged. See "The Features of EquiBuilder II Policies-Flexible Premium Payments," below.

     Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the amount at risk. See "The Features of EquiBuilder II Policies-Changing the Face Amount of Insurance," below. Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the amount at risk and cost of insurance charge unchanged. See "The Features of EquiBuilder II Policies-Flexible Premium Payments," below.

CHANGING THE FACE AMOUNT OF INSURANCE

     Any time after the first policy year while a policy is in force, the Policy Owner may change the policy's Face Amount. This may be done by sending a written request to American Franklin's Administrative Office. Any change will be subject to American Franklin's approval and the following conditions:

          If the Face Amount is to be increased, satisfactory evidence that the Insured Person is still insurable must be provided. American Franklin's current procedure if the Insured Person has become a more expensive risk is to ask the Policy Owner to confirm that he or she wishes to pay higher cost of insurance charges on the amount of the increase.

          Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, a one-time administrative charge for each increase will be made against the Policy Account. This charge is currently $1.50 for each additional $1,000 of insurance up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge.

          The Face Amount may not be reduced below the minimum American Franklin requires to issue a policy at the time of the reduction. Monthly charges against the Policy Account for the cost of insurance will decrease if the Face Amount is reduced. If the Face Amount is reduced during the first ten policy years, a pro rata share of the applicable surrender charge will be made against the Policy Account. See `'Deductions and Charges-Surrender Charge," below.

     American Franklin's current procedure is to disapprove a requested decrease in the Face Amount if it would cause the alternate death benefit to apply. Instead, the Policy Owner will be requested to make a partial withdrawal of Net Cash Surrender Value from the Policy Account and then a decrease in the Face Amount. See "The Features of EquiBuilder II Policies-Death Benefits," below.

     American Franklin's current procedure, if the Policy Owner requests a Face Amount decrease when there has been a previous increase in the Face Amount, is to apply the decrease first against the most recent increase in the Face Amount. Decreases will then be applied to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

     Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a policy to become a "modified endowment contract," or may have other adverse tax consequences.
See "Federal Tax Considerations," below.

CHANGING DEATH BENEFIT OPTIONS

     At any time after the first policy year while a policy is in force, the Policy Owner may change the death benefit option by sending a written request to American Franklin's Administrative Office. If the death benefit is changed from Option A to Option B, the Face Amount will be decreased by the amount in the Policy Account on the date of the change. Such a change may not be permitted if it would reduce the Face Amount below the minimum American Franklin requires to issue a policy at the time of the reduction. If the death benefit is changed from Option B to Option A, the Face Amount of insurance will be increased by the amount in the Policy Account on the date of the change. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit option.

     No evidence of insurability will be required for the increase in the Face Amount that occurs when a change is made from Option B to Option A, nor will any charge be made for this increase. No surrender charge is made for the decrease in the Face Amount that occurs when a change is made from Option A to Option B. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see "Deductions and Charges-Charges Against the Policy Account-Cost of Insurance Charge," below).

WHEN POLICY CHANGES GO INTO EFFECT

     Any change in the Face Amount or death benefit option of a policy will go into effect at the beginning of the policy month following the date American Franklin approves a request for the change. After a request is approved, American Franklin will send the Policy Owner a written notice of the approval showing each change. The Policy Owner should attach this notice to his or her policy. American Franklin may also request that the policy be returned to its Administrative Office so that the appropriate changes may be made.

     In some cases, a change requested by the Policy Owner may not be approved because it might disqualify the policy as life insurance under applicable federal tax law. American Franklin will send the Policy Owner a written notice of its decision to disapprove any requested change for this reason. See "Federal Tax Considerations," below.

FLEXIBLE PREMIUM PAYMENTS

     The Policy Owner may choose the amount and frequency of premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each policy will show a "planned" periodic premium. The planned premium is determined by the Policy Owner within limits set by American Franklin when the Policy Owner applied for a policy and is not necessarily designed to equal the amount of premiums that will keep the policy in effect. Planned premiums are generally the amount the Policy Owner decides he or she wants to pay and can be changed at any time.

     The Policy Owner must pay a minimum initial premium on or before the date on which the policy is delivered by American Franklin. The insurance will not go into effect until American Franklin receives this minimum initial premium. American Franklin determines the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the policy and any additional benefits selected. The first premium payment may be made by check or money order payable to "The American Franklin Life Insurance Company." Any additional premiums should be made by check or money order payable to "The American Franklin Life Insurance Company" and should be sent directly to its Administrative Office.

     American Franklin will send the Policy Owner premium reminder notices based on the planned premium unless the Policy Owner requests American Franklin not to do so in his or her application or by writing to American Franklin's Administrative Office. Nevertheless, the Policy Owner may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

     Generally, the Policy Owner may pay other premiums at any time and in any amount, as long as each payment is at least $100. (Policies issued in some states may have different minimum premium payments.) American Franklin may increase this minimum upon 90 days' written notice. American Franklin may also reject premium payments in a policy year if the payments would cause the policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," below.

     If the Policy Owner stops paying premiums temporarily or permanently, the policy will continue in effect until the Net Cash Surrender Value can no longer cover the monthly charges against the Policy Account for the benefits selected. In addition, it should be noted that planned premiums may not be sufficient to maintain a policy because of investment experience, policy changes or other factors.

     The tables set forth below under "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums" illustrate how the key financial elements of EquiBuilder II policies work. The tables show death benefits and Policy Account and Cash Surrender Values with Face Amounts and planned annual premiums of different amounts for Insured Persons of different ages.

ADDITIONAL BENEFITS

     A policy may include additional benefits. A charge will be made against the Policy Account monthly for each additional benefit. These benefits may be cancelled at any time. More details will be included in the policy if any of these benefits are selected. The following additional benefits are currently available:

          DISABILITY WAIVER BENEFIT. With this benefit, monthly charges from the Policy Account are waived if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. If the disability starts before the policy anniversary nearest the Insured Person's 60th birthday, American Franklin will waive monthly charges for life as long as the disability continues. If the disability starts after that, the charges will be waived only up to the policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues).

          ACCIDENTAL DEATH BENEFIT. American Franklin will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the policy anniversary nearest his or her 70th birthday.

          CHILDREN'S TERM INSURANCE. This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children, who have not yet reached their eighteenth birthdays. The charge for this benefit covers all children under eighteen. They are covered only until the Insured Person reaches age 65 or the child reaches age 25, whichever first occurs.

          TERM INSURANCE ON AN ADDITIONAL INSURED PERSON. Term insurance may be obtained for another person, such as the Insured Person's spouse, under a policy. A separate charge will be deducted for each additional insured person.

                       SEPARATE ACCOUNT INVESTMENT CHOICES

     After certain amounts are deducted from each premium, the balance, called the net premium, is put into the Policy Account established for each policy. The net premium is credited to the Policy Account as of the date the premium payment is received at American Franklin's Administrative Office, or, if later, the Register Date. The net premium is credited to the Policy Account prior to deductions of any charges against the Policy Account due on that date. See "Deductions and Charges-Deductions from Premiums," below. The Policy Account will be invested in the Money Market division until the first business day fifteen days after the Issue Date of the policy. At that time, the Policy Account will be allocated to the Guaranteed Interest Division or to one or more of the investment divisions of the Separate Account or both, according to the directions provided in the policy application. These instructions will apply to any subsequent premium until the Policy Owner provides new instructions to American Franklin at its Administrative Office. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100. See "The Guaranteed Interest Division," below.

THE SEPARATE ACCOUNT AND ITS INVESTMENT DIVISIONS

     The Separate Account was established on April 9, 1991 under the Insurance Law of the State of Illinois, and is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission of the management or investment policies of the Separate Account. A unit investment trust is a type of investment company. The Separate Account meets the definition of a "separate account" under federal securities laws. The Separate Account has a number of investment divisions, each of which invests in shares of a corresponding portfolio of the Variable Insurance Products Fund, the Variable Insurance Products Fund II or the MFS Variable Insurance Trust (individually, a "Fund," and collectively, the "Funds"). Currently, VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth, VIPII Contrafund, MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities and MFS Capital Opportunities divisions are available for investment under EquiBuilder II policies. The Separate Account also issues interests under EquiBuilder III variable life insurance policies, which have policy features that are similar to those of EquiBuilder II policies but which have a different sales charge structure.

THE FUNDS

     Each of the Funds is a diversified open-end management investment company, more commonly called a mutual fund. As "series" type mutual funds, they issue several different "series" of stock, each of which relates to a different Fund portfolio. Currently an aggregate of sixteen portfolios, each of which has different investment objectives, policies and risks, are available for investment of amounts allocated to the Separate Account.

     The Funds do not impose a sales charge or "load" for buying and selling their shares. The Funds' shares are bought and sold by the Separate Account at net asset value pursuant to agreements between American Franklin and the Funds.

     The Funds sell their shares to separate accounts of insurance companies. See "Voting Rights of a Policy Owner-Voting Privileges of Participants in Other Separate Accounts" for information about measures that will be taken to protect Policy Owners in the event of a conflict of interest between the Separate Account and other separate accounts that invest in the Funds.

     More detailed information about the Funds, their investment policies, risks, expenses and all other aspects of their operations appears in their Prospectuses, which are attached to this Prospectus, and in their Statements of Additional Information referred to therein. See "Deductions and Charges - Charges Against the Funds", below, for additional information relating to expenses of the Funds.

INVESTMENT POLICIES OF THE PORTFOLIOS OF THE FUNDS

     Each portfolio of the Funds has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. The investment experiences of the divisions of the Separate Account depend on the performances of the corresponding portfolios. The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser. The investment results of the portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser. The investment objectives, policies, restrictions and risks of the portfolios of the Funds are described in detail in the Prospectuses for the Funds, which are attached to this Prospectus, and in the Funds' Statements of Additional Information. The policies and objectives of the Portfolios of the Variable Insurance Products Fund corresponding to the divisions currently available for investment under EquiBuilder II policies may be summarized as follows:


          VIP MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the Portfolio's investments.



          VIP HIGH INCOME PORTFOLIO seeks a high level of current income while also considering growth of capital. The Portfolio normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a discussion of the risks of investment in junk bonds, see the Prospectus for the Variable Insurance Products Fund, which is attached to this Prospectus.



          VIP EQUITY-INCOME PORTFOLIO seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The Portfolio normally invests at least 65% of its total assets in income-producing equity securities.





          VIP GROWTH PORTFOLIO seeks capital appreciation and normally invests its assets primarily in common stocks. The Portfolio invests its assets in companies which its investment adviser believes have above-average growth potential.





          VIP OVERSEAS PORTFOLIO seeks long-term growth of capital and normally invests at least 65% of its total assets in foreign securities. The Portfolio normally invests its assets primarily in common stocks.



     The policies and objectives of the portfolios of the Variable Insurance Products Fund II corresponding to the divisions currently available for investment under EquiBuilder II policies may be summarized as follows:


          VIPII INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital and normally invests its assets in U.S. dollar-denominated investment-grade bonds. The investment adviser uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the Portfolio and selecting investments and manages the Portfolio to have similar overall interest rate risk to the index.



          VIPII ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.




          VIPII INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by Standard & Poor's 500 Composite Stock Price Index ("S & P 500"), and normally invests at least 80% of its assets in common stocks included in the S & P 500. The S & P 500 is a widely recognized, unmanaged index of common stock prices.




          VIPII ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments and other investments.




          VIPII CONTRAFUND PORTFOLIO seeks long-term capital appreciation and normally invests its assets primarily in common stocks. The Portfolio invests its assets in securities of companies whose value the investment adviser believes is not fully recognized by the public.

     The policies and objectives of the portfolios of the MFS Variable Insurance Trust corresponding to the divisions currently available for investment under EquiBuilder II policies may be summarized as follows:



     MFS EMERGING GROWTH SERIES will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.




     MFS RESEARCH SERIES will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.




     MFS GROWTH WITH INCOME SERIES will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.




     MFS TOTAL RETURN SERIES will primarily seek to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The series is a "balanced fund," and invests in a combination of equity and fixed income securities.




     MFS UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its total assets in equity and debt securities of both domestic and foreign companies in the utilities industry.




     MFS CAPITAL OPPORTUNITIES SERIES will seek capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.



     Except for the VIP Money Market, VIPII Investment Grade Bond, VIPII Index 500 and MFS Growth With Income Portfolios, the portfolios may purchase lower-quality bonds which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). These securities are highly speculative. Lower-quality bonds involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. This is an aggressive approach to income investing. For a discussion of the risks of investment in these securities, please see the Prospectuses for the Funds, which are attached to this Prospectus.

     There is no guarantee that any portfolio of the Funds will achieve its objective. In addition, the Funds' Prospectuses advise that no single portfolio constitutes a balanced investment plan.

     BEFORE SELECTING ANY DIVISION, the Policy Owner should carefully read the Prospectuses for the Funds, which include more complete information about each portfolio, including investment objectives and policies, charges and expenses. A Policy Owner may obtain additional copies of the Prospectuses of the Funds by contacting American Franklin's Administrative Office.

     American Franklin may enter into agreements with affiliates of the Funds that provide for reimbursement of American Franklin for certain costs incurred in connection with administering the Funds as variable funding options for the EquiBuilder II policies. Currently, American Franklin and MFS have entered into an arrangement whereby American Franklin receives a fee equal, on an annualized basis, to a percentage of the aggregate net assets of each of the portfolios of the MFS Variable Insurance Trust attributable to the EquiBuilder II policies and certain other variable contracts issued by American Franklin and its affiliates. This fee will not be paid by the portfolios, their shareholders or the Policy Owners.

     Affiliates of FMR may compensate American Franklin or an affiliate for administrative, distribution, or other services relating to the portfolios of the Funds. Such compensation is generally based on assets of the portfolios attributable to the EquiBuilder II policies and certain other variable contracts issued by American Franklin and its affiliates. This compensation will not be paid by the portfolios, their shareholders or the Policy Owners.


OWNERSHIP OF THE ASSETS OF THE SEPARATE ACCOUNT

     Under Illinois law, American Franklin owns the assets of the Separate Account and uses them to support EquiBuilder II policies, other variable life policies and other variable life policies it may issue in the future. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business of American Franklin. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division. In addition to premiums from EquiBuilder II policies, American Franklin may allocate premiums from other policies to the Separate Account. These policy owners will participate in the Separate Account in proportion to the amounts in the Separate Account relating to their policies. American Franklin may also permit charges owed to it to stay in the Separate Account. Thus, American Franklin may also participate proportionately in the Separate Account. These accumulated amounts belong to American Franklin and American Franklin may transfer them from the Separate Account to its General Account at any time.

RIGHT TO CHANGE OPERATIONS

     American Franklin reserves the right to change or add investment companies in which Policy Accounts will be invested and to modify how it or the Separate Account operates. American Franklin intends to comply with applicable law in making any changes and, if necessary, will seek Policy Owner approval. American Franklin has the right to:

          add investment divisions to, or remove investment divisions from, the Separate Account, combine two or more divisions within the Separate Account, or withdraw assets relating to EquiBuilder II policies from one investment division and put them into another;

          register or end the registration of the Separate Account under the Investment Company Act of 1940;

          operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of American Franklin within the meaning of the Investment Company Act of 1940);

          restrict or eliminate any voting rights of Policy Owners or other people who have voting rights that affect the Separate Account;

          operate the Separate Account or one or more of its investment divisions in any other form the law allows, including a form that allows the Separate Account to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly, rather than through an investment company. American Franklin may invest the assets of the Separate Account in any legal investments. In choosing these investments American Franklin will rely on its own or outside counsel for advice. In addition, American Franklin may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently; and

          modify the provisions of the policies to assure qualification under the pertinent provisions of the Code or to comply with other applicable federal or state laws.

     If any changes are made that result in a material change in the underlying investments of an investment division, Policy Owners will be notified as required by law. American Franklin may, for example, cause an investment division to invest in a mutual fund other than or in addition to the Funds. If, as a result of any such material change, a Policy Owner then wishes to transfer the amount of his or her Policy Account invested in one investment division to another division of the Separate Account or to the Guaranteed Interest Division, he or she may do so without charge, by giving written instructions to

American Franklin at its Administrative Office. At the same time, the manner in which net premiums and deductions are allocated may be changed.

                              DEDUCTIONS AND CHARGES

     For information regarding other charges see also "Policy Account Transactions," below.

     American Franklin deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the surrender charge may not fully cover all of the sales and distribution expenses actually incurred by American Franklin, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

DEDUCTIONS FROM PREMIUMS

     Any payment received by American Franklin before the Final Policy Date is treated as a premium, unless a policy loan is outstanding and the payment is accompanied by written instructions that it is to be applied to repayment of the policy loan. (See "Policy Account Transactions - Repaying the Loan," below.) The Final Policy Date is the policy anniversary nearest the Insured Person's 95th birthday. Applicable taxes are deducted from all premiums. The balance of each premium (the net premium) is placed in the Policy Account.

     All states and certain other jurisdictions (cities, counties, municipalities) tax premium payments or levy other taxes or charges. Taxes currently range up to 5%. American Franklin deducts the applicable tax from each premium payment. This is a tax to American Franklin, so the Policy Owner cannot deduct it on his or her income tax return. The amount of the tax will vary depending on the jurisdiction in which the Policy Owner resides. Since the tax deduction is a percentage of the premium, the amount of the tax deduction will also vary with the amount of the premium. This deduction for taxes will be increased or decreased to reflect any changes in the applicable taxes. In addition, if a Policy Owner changes his or her place of residence, the deduction will be changed to the tax rate of the new jurisdiction. The Policy Owner should notify American Franklin if he or she changes residence.

CHARGES AGAINST THE POLICY ACCOUNT

     At the beginning of each policy month, the following charges are made against each Policy Account. Additional charges against amounts in the Separate Account are described under "Deductions and Charges-Charges Against the Separate Account," below.

     ADMINISTRATIVE CHARGE. The current charge is $6 per month. This charge is designed to cover the continuing costs of maintaining the EquiBuilder II policies, such as premium billing and collection, claim processing, policy transactions, record keeping, communications with Policy Owners and other expenses and overhead. This charge may be raised to reflect higher costs, but American Franklin guarantees it will never be more than $12 per month. At the beginning of each of the first twelve policy months that a policy is in effect, an additional administrative charge of $24 per month will be deducted. This charge permits American Franklin to recover the costs of issuance and placement of the policy such as application processing, medical examinations, establishment of policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class).

     COST OF INSURANCE CHARGE. The monthly cost of insurance is American Franklin's current monthly cost of insurance rate multiplied by the amount at risk at the beginning of the policy month divided by $1,000. The amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month is increased due to the requirements of federal tax law (see "The Features of EquiBuilder II Policies-Death Benefits," above), the amount at risk for the month will also increase. For this purpose the amount of each Policy Account is determined before deduction of the cost of insurance charge but after all other charges due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk and with increasing age of the Insured Person.

     The cost of insurance rate is based on the sex, age and risk class of the Insured Person and the Face Amount size band of the policy at the time of the charge. American Franklin may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in a particular policy. The maximum charges are based on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male non-tobacco user at various ages. In Montana and Massachusetts there will be no distinctions based on sex. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and risk class. In addition, employers and Employee Organizations should consider the impact of Title VII of the Civil Rights Act of 1964 on the purchase of an EquiBuilder II policy in connection with an employment related insurance or benefit plan. See "Employee Benefit Plans," below. Where required, American Franklin will provide cost of insurance charges that do not distinguish between males and females.


                      ILLUSTRATIVE TABLE OF MONTHLY COST OF INSURANCE RATES FOR
                       MALE NON-TOBACCO (ROUNDED) PER $1,000 OF AMOUNT AT RISK

                           $50,000 - $199,999           $200,000 AND OVER
                          FACE AMOUNT SIZE BAND         FACE AMOUNT SIZE BAND
                        ------------------------      ------------------------
           ATTAINED      GUARANTEED      CURRENT       GUARANTEED      CURRENT
             AGE        MAXIMUM RATE      RATE        MAXIMUM RATE      RATE
           --------     ------------     -------      ------------     -------

              5            $  .08         $  .08         $  .08           $ .08
             15               .11            .11            .11             .10
             25               .15            .10            .15             .10
             35               .18            .11            .18             .10
             45               .38            .20            .38             .17
             55               .88            .49            .88             .42
             65              2.14           1.42           2.14            1.20


For a male non-tobacco user, age 35, with a $100,000 Face Amount Option A policy, an initial premium of $1,000, and a 2% premium tax, the cost of insurance for the first month will be $10.90. This example reflects deduction of the current administrative charges ($6 per month plus the additional charge of $24 per month that applies for the first 12 policy months) and uses the current cost of insurance rate ($.11 per $1,000).

     CHARGES FOR ADDITIONAL BENEFITS. The cost of any additional benefits will be deducted monthly. These charges may be changed, but each policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

     CHANGES IN MONTHLY CHARGES. Any changes in the cost of insurance, charges for additional benefits or administrative charges will be by class of Insured Person and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

CHARGES AGAINST THE SEPARATE ACCOUNT

     The amount in the Policy Account which is allocated to the investment divisions of the Separate Account will be reduced proportionately by the following fees and charges, which are allocated to the investment divisions of the Separate Account. These fees and charges will not be made against amounts allocated to the Guaranteed Interest Division.

     MORTALITY AND EXPENSE RISKS. American Franklin makes a charge for assuming mortality and expense risks. American Franklin guarantees that monthly administrative and cost of insurance deductions from the Policy Account will never be greater than the maximum amounts shown in the policy. The mortality risk assumed is that insured persons will live for shorter periods than estimated. When this happens, American Franklin has to pay a greater amount of death benefit than expected in relation to the cost of insurance charges it received. The expense risk assumed is that the cost of issuing and administering policies will be greater than expected. American Franklin makes a daily charge for mortality and expense risks at an effective annual rate of .75% of the value of the assets in the Separate Account attributable to EquiBuilder II policies. This charge is reflected in the unit values for the investment divisions of the Separate Account. See "Policy Account Value-Determination of Unit

Value," below. If the money collected from this charge is not needed, it will be to American Franklin's gain and may be used to cover policy distribution expenses.

     TAX RESERVE. American Franklin reserves the right to make a charge in the future for taxes or reserves set aside for taxes, which will reduce the investment income of the investment divisions of the Separate Account. See "Federal Tax Considerations," below.

     CHARGES AGAINST THE FUNDS. The Separate Account purchases shares of the Funds at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Funds. The Funds do not impose a sales charge.

     For managing each portfolio's investments and business affairs, each portfolio pays FMR or MFS a monthly fee. See the Prospectuses and Statements of Additional Information of the Funds for a description of the way in which these fees are calculated. FMR has entered into sub-advisory agreements with affiliated companies with respect to management of the VIP High Income, VIP Overseas, VIP Money Market, VIPII Asset Manager, VIPII Asset Manager: Growth and VIPII Contrafund Portfolios. The following table shows the management fees, other expenses and total annual expenses paid during fiscal 1998 by each portfolio, expressed as a percentage of average net assets of each portfolio:



                               MANAGEMENT FEES   OTHER EXPENSES   TOTAL ANNUAL EXPENSES (1)(2)
                               ---------------   --------------   ----------------------------
VIP Money Market                    0.20%             0.10%                 0.30%

VIP High Income                     0.58%             0.12%                 0.70%

VIP Equity-Income                   0.49%             0.09%                 0.58%

VIP Growth                          0.59%             0.09%                 0.68%

VIP Overseas                        0.74%             0.17%                 0.91%

VIPII Investment Grade Bond         0.43%             0.14%                 0.57%

VIPII Asset Manager                 0.54%             0.10%                 0.64%

VIPII Index 500                     0.24%             0.11%                 0.35%

VIPII Contrafund                    0.59%             0.11%                 0.70%

VIPII Asset Manager: Growth         0.59%             0.14%                 0.73%

MFS Emerging Growth                 0.75%             0.10%                 0.85%

MFS Research                        0.75%             0.11%                 0.86%

MFS Growth With Income              0.75%             0.13%                 0.88%

MFS Total Return                    0.75%             0.16%                 0.91%

MFS Utilities                       0.75%             0.26%                 1.01%

MFS Capital Opportunities           0.75%           0.36%(3)                1.11%(3)







(1) A portion of the brokerage commissions that certain Fidelity portfolios pay was used to reduce their expenses. In addition, certain Fidelity portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses, after reimbursement for Index 500

     Portfolio, would have been: for VIP Equity-Income Portfolio: 0.57%; for VIP Growth Portfolio: 0.66%; for VIP Overseas Portfolio: 0.89%; for VIPII Asset Manager Portfolio: 0.63%; for VIPII Index 500 Portfolio: 0.28%; for VIPII Contrafund Portfolio: 0.66%; and for VIPII Asset Manager: Growth Portfolio:
     0.72%.





(2) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each MFS series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. MFS series expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.




(3) MFS has agreed to bear expenses for this series, subject to reimbursement by this series, such that such series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the series during the current fiscal year. After taking this expense reimbursement into account, the total operating expenses for MFS Capital Opportunities would have been 1.02%. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004. MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for the series until at least May 1, 2000, unless terminated with the consent of the board of trustees which oversees the series.



     See the Prospectuses and the Statements of Additional Information of the Funds for more information about the services provided by and the fees paid to FMR, MFS and affiliated companies.

SURRENDER CHARGE

     If a policy is totally surrendered, or, in some instances, if the Face Amount of the policy is reduced or the policy is permitted to lapse during the first ten policy years, a surrender charge is imposed as a means to recover sales expenses. See "Distribution of the Policies," below. The amount of the surrender charge will vary depending on the policy year in which the redemption occurs and the amount of premium paid. No surrender charge will be applicable after the tenth policy year. If during the first ten policy years a policy is not surrendered or permitted to lapse and the Face Amount is not reduced, no surrender charge will be incurred.

     The surrender charge is a contingent deferred sales load. It is a contingent load because it is imposed only if the Policy Owner surrenders his or her policy (or reduces its Face Amount or lets it lapse) during the first ten policy years. It is a deferred load because it is not deducted from premiums. The amount of the load in a policy year is not necessarily related to actual sales expense in that year. See "Distribution of the Policies," below.

     The surrender charge is the difference between the amount in a particular Policy Account and the Cash Surrender Value of the related policy during the first ten policy years.

     In the first ten policy years, a surrender charge will be imposed if the Policy Owner:

          totally surrenders his or her policy for its Net Cash Surrender Value;

          reduces the Face Amount of his or her policy; or

          lets his or her policy lapse.

     Surrender charges are based on Target Premiums. Target Premiums are not based on the "planned" premium the Policy Owner determines. See "The Features Of EquiBuilder II Policies-Flexible Premium Payments." Target Premiums are based on the age and sex of the Insured Person, the initial Face Amount of the policy and the types and amounts of any additional benefits included in the policy. Payment of the Target Premium does not guarantee that the policy will remain in effect.

     The maximum surrender charge for a policy will be shown on the Policy Information page of a policy and will equal 50% of one Target Premium. This maximum will not vary based on the amount of premiums paid or when they are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge is reduced by an amount equal to 20% of the initial maximum surrender charge. After the end of the tenth policy year, there is no surrender charge.

     Subject to the maximum surrender charge, the surrender charge is calculated based on actual premium payments. The surrender charge equals 30% of premium payments made during the first policy year up to the amount of one Target Premium and 9% of any additional premiums paid during the first ten policy years, but not more than 50% of one Target Premium.

     Paying less than one Target Premium in the first policy year will reduce the surrender charge only if not more than approximately five Target Premiums are paid before surrender or lapse (i.e., only if the maximum surrender charge is not reached). However, structuring payments in this manner will increase the risk that a policy will lapse (and that a surrender charge will be incurred that would not have been incurred if the policy had remained in force). If payments are structured in this manner, the amounts in the Policy Account would need to receive favorable investment performance for the policy not to lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk). Attempting to structure the timing and amount of premium payments to reduce the potential surrender charge below the maximum is not recommended.

EXAMPLE: Assume the purchase of a $200,000 initial Face Amount policy for a male age 40. This policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each policy year. The following table shows the surrender charge which would apply under different premium payment assumptions if surrender of the policy were to occur during the indicated policy year:


DURING YEAR   PREMIUM   CHARGE   PREMIUM   CHARGE   PREMIUM   CHARGE
-----------   -------   ------   -------   ------   -------   ------
    1          $3,000   $  749    $2,280   $  684    $1,140   $  342
    2           3,000    1,019     2,280      889     3,420      650
    3           3,000    1,140     2,280    1,094     2,280      855
    4           3,000    1,140     2,280    1,140     2,280    1,060
    5           3,000    1,140     2,280    1,140     2,280    1,140
    6           3,000    1,140     2,280    1,140     2,280    1,140
    7           3,000      912     2,280      912     2,280      912
    8           3,000      684     2,280      684     2,280      684
    9           3,000      456     2,280      456     2,280      456
   10           3,000      228     2,280      228     2,280      228


The maximum surrender charge will be reduced by the amount of any pro rata surrender charge previously imposed in connection with a decrease in the Face Amount of a policy.

     During the first ten policy years, a decrease in the Face Amount of a policy may be considered a partial surrender and American Franklin will deduct a portion of the surrender charge. If the Face Amount of a policy is increased and then decreased, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount at the Issue Date). Generally, the pro rata surrender charge for a partial surrender will be determined by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge which would apply if the policy were surrendered.

     For example, assume that a policy is issued for a male age 40 with a Face Amount of $200,000. In the third policy year, the Policy Owner decides to decrease this Face Amount by $100,000. Assume also that an annual premium of $3,000 was paid for each of the first three policy years and that the maximum surrender charge for the third policy year is $1,140. To determine the portion of the surrender charge:


          Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000 / $200,000 = .5)

          Then multiply this fraction by the maximum surrender charge in effect before the decrease. Pro rata surrender charge = .5 x $1,140 = $570.

Thus, the Policy Owner would be charged $570 for decreasing the Face Amount of this policy from $200,000 to $100,000 during the third policy year. The maximum surrender charge payable in the future will be reduced proportionately. American Franklin would send the Policy Owner a new Policy Information page that shows the new maximum charges. The Policy Owner will pay the maximum only if he or she surrenders the policy or lets the policy lapse after paying enough premiums to reach the maximum.

OTHER TRANSACTION CHARGES

     In addition to the deductions and charges described above, fees for certain policy transactions are charged against the Policy Account:

          PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE. There is an administrative charge that is currently $25 or 2% of the amount withdrawn, whichever is less, each time a partial withdrawal is made. See "Policy Account Transactions-Withdrawing Money from the Policy Account," below.

          INCREASE IN THE FACE AMOUNT OF INSURANCE. There is an administrative charge that is currently $1.50 for each $1,000 of increase up to a maximum charge of $300. See "The Features of EquiBuilder II Policies-Changes in EquiBuilder II Policies," above.

          TRANSFERS. If more than four transfers of Policy Account value are made in a policy year among investment divisions, a charge of up to a maximum of $25 for each additional transfer in that policy year may be made. However, if all of the assets are transferred to the Guaranteed Interest Division, no transfer charge will be imposed. See "Policy Account Transactions-Transfers of Policy Account Value Among Investment Divisions," below. A request for transfer involving the simultaneous transfer of funds from or to more than one investment division will be considered one transfer.

          ILLUSTRATIONS. If, after a policy is issued, a Policy Owner requests more than one illustration of projected death benefits and Policy Account and Cash Surrender Values in a policy year, a fee may be charged. See `'Illustrations of Death Benefits, Policy Account and Cash Surrender Values and Accumulated Premiums," below.

The fees for partial withdrawals, increases in face amount and transfers are guaranteed never to exceed the amounts stated above. See also "Deductions and Charges-Surrender Charge," above.




ALLOCATION OF POLICY ACCOUNT CHARGES

     Generally, charges against each Policy Account for monthly charges or certain transaction fees are allocated among the investment divisions of the Separate Account and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages specified by the Policy Owner in his or her application or in accordance with subsequent instructions received by American Franklin from the Policy Owner. However, deductions for the first policy month will generally be made from the Money Market division. See "Separate Account Investment Choices."

     Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. A Policy Owner may change deduction allocation percentages by giving instructions to American Franklin at its Administrative Office. Changes will be effective as of the date they are received by American Franklin.

     Charges for partial withdrawals of Net Cash Surrender Value and transfers of Policy Account values will be subtracted equally among the divisions from which the transactions were made. If American Franklin cannot make a charge as described above, it will make the charge based on the proportion that the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the investment divisions of the Separate Account bear to the total unloaned value of the Policy Account.

                              POLICY ACCOUNT VALUE

     The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the various investment divisions of the Separate Account. The amount in a Policy Account also reflects various deductions and charges. Monthly charges are made as of the first day of each policy month. Transaction charges or surrender charges are made as of the effective date of the transaction (for example, administrative charges for increases in Face Amount are made as of the next monthly policy anniversary after American Franklin approves the Policy Owner's request).

     Charges against the Separate Account are reflected daily. Any amount allocated to an investment division of the Separate Account will increase or decrease depending on the investment experience of that division. For amounts allocated to the investment divisions of the Separate Account, there is no guaranteed minimum cash value. The value of amounts in a Policy Account allocated to the Guaranteed Interest Division is guaranteed. See "The Guaranteed Interest Division," below.

AMOUNTS IN THE SEPARATE ACCOUNT

     Amounts allocated, transferred or added to the investment divisions of the Separate Account are used to purchase units representing undivided interests in the various divisions. The amount in each division is represented by the value of the units credited to the Policy Account for that division. The number of units purchased or redeemed in an investment division of the Separate Account is calculated by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the date of the transaction (see "Additional Information About EquiBuilder II Policies-Policy Periods, Anniversaries, Dates and Ages," below, regarding the date that the net amount of the initial premium is credited to the Policy Account and interim allocation of the initial net premium and any other net premium received prior to the time that 15 days have elapsed after the Issue Date, and see "Policy Account Transactions" and "The Guaranteed Interest Division-Transfers from the Guaranteed Interest Division," below, regarding the effective dates of Policy Account transactions). The number of units for an investment division at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding portfolio of a Fund, which reflects the investment income and realized and unrealized capital gains and losses of the portfolio and the Fund's expenses. The unit values also reflect charges American Franklin makes against the Separate Account. The number of units credited to a Policy Account, however, will not vary because of changes in unit values. On any given day, the value a Policy Account has in an investment division of the Separate Account is the unit value times the number of units credited to the Policy Account in that division. The units of each investment division of the Separate Account have different unit values.

     Units of an investment division are purchased when the Policy Owner allocates premiums, repays loans or transfers amounts to that division. Units are redeemed or sold when the Policy Owner makes withdrawals or transfers amounts from an investment division of the Separate Account (including transfers for loans) and to pay the death benefit when the Insured Person dies. American Franklin also redeems units for monthly charges or other charges from the Separate Account.

DETERMINATION OF THE UNIT VALUE

     American Franklin determines unit values for each investment division of the Separate Account at the end of each business day. Generally, a business day is any day American Franklin is open and the New York Stock Exchange is open for trading. American Franklin will not process any policy transactions as of any day that is not a business day other than to issue a policy anniversary report, make monthly charge deductions and pay the death benefit under a policy. For purposes of receiving Policy Owner requests, American Franklin is open from 8:00 a.m. to 3:00 p.m., Springfield, Illinois time. The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

     American Franklin determines a net investment factor for each investment division every business day as follows:

          First, the value of the shares belonging to the division in the corresponding Fund portfolio at the close of business that day is determined (before giving effect to any policy transactions for that day, such as premium payments or surrenders). For this purpose, American Franklin uses the share value reported to it by the Fund;

          Next, any dividends or capital gains distributions paid by the Fund for the corresponding portfolio on that day are added;

          Then, this sum is divided by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any policy transactions on that day);

          Then, a daily asset charge for each calendar day between business days is subtracted (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .00002063, which is an effective annual rate of .75%. This charge is for mortality and expense risks assumed by American Franklin under the policy;

          Finally, any daily charge for taxes or amounts set aside as a reserve for taxes is subtracted.

     Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                           POLICY ACCOUNT TRANSACTIONS

     The transactions described below may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. The Policy Owner should consider the net effects before combining Policy Account transactions. See "The Features of EquiBuilder II Policies-Changes in EquiBuilder II Policies," above. Certain transactions also entail charges. For information regarding other charges, see "Deductions And Charges," above.

CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES

     A Policy Owner may change the allocation percentages of his or her net premiums or of his or her monthly deductions by giving instructions to American Franklin at its Administrative Office. These changes will go into effect as of the date American Franklin receives the request at its Administrative Office and will affect transactions on and after that date.

TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS

     A Policy Owner may transfer amounts from any investment division of the Separate Account to any other investment division of the Separate Account or to the Guaranteed Interest Division. A Policy Owner may make up to four transfers of Policy Account value among investment divisions of the Separate Account in each policy year without charge. Depending on the overall cost of performing these transactions, American Franklin may charge up to a current maximum of $25 for each additional transfer, except that no charge will be imposed for a transfer of all amounts in the investment divisions of the Separate Account to the Guaranteed Interest Division. If all amounts are in the Guaranteed Interest Division, the policy will not vary for investment experience. To make a transfer, the Policy Owner should give instructions to American Franklin at its Administrative Office.

     If a charge is imposed for making a transfer, American Franklin will allocate the charge as described under "Deductions And Charges-Allocation of Policy Account Charges," above. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

     A transfer from an investment division of the Separate Account will take effect as of the date American Franklin receives instructions to make the transfer. The minimum amount American Franklin will transfer on any date will be shown on the Policy Information page in each policy and is usually $500. This minimum need not come from any one investment division or be transferred to any one investment division as long as the total amount transferred that day equals or exceeds the minimum. However, American Franklin will transfer the entire amount in any investment division of the Separate Account even if it is less than the minimum specified in a policy. Policy Owners should note that future premiums will continue to be allocated to investment divisions of the Separate Account or the Guaranteed Interest Division in accordance with existing allocations unless instructions are also given with respect to changing them.

     Special rules apply to transfers from the Guaranteed Interest Division. See "The Guaranteed Interest Division-Transfers From The Guaranteed Interest Division," below.

BORROWING FROM THE POLICY ACCOUNT



     At any time that a policy has a Net Cash Surrender Value, the Policy Owner may borrow money from American Franklin using only his or her policy as security for the loan. The maximum aggregate amount that will be loaned is equal to 90% of the Cash Surrender Value of the policy on the date the request for a loan is received by American Franklin at its Administrative Office. Any new loan must be at least the minimum amount shown on the Policy Information page of a policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that American Franklin expects will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations-Policy Proceeds," below, with respect to the federal income tax consequences of a loan.


LOAN REQUESTS

     Requests for loans should be made to American Franklin at its Administrative Office. The Policy Owner may specify how much of the loan should be taken from the unloaned amount, if any, of his or her Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the investment divisions of the Separate Account. If a loan is requested from an investment division of the Separate Account, American Franklin will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. The amounts in each division will be determined as of the day American Franklin receives the request for a loan at its Administrative Office.

     If the Policy Owner does not specify how to allocate a loan, the loan will be allocated according to the Policy Owner's deduction allocation percentages. If the loan cannot be allocated based on these percentages, American Franklin will allocate it based on the proportions of the unloaned amount, if any, of the Policy Owner's Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each investment division of the Separate Account to the unloaned value of the Policy Account.

POLICY LOAN INTEREST

     Interest on a policy loan accrues daily at an adjustable interest rate. American Franklin determines the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts borrowed during the year. American Franklin will notify the Policy Owner of the current rate when a loan is requested. American Franklin determines loan rates as follows. The maximum rate is the greater of:

          5-1/2% ; or

          the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

     If this average is no longer published, American Franklin will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. American Franklin will not charge more than the maximum rate permitted by applicable law. American Franklin may also set a rate lower than the maximum.

     Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. American Franklin will give advance notice of any increase in the interest rate on any loans outstanding.

WHEN INTEREST IS DUE

     Interest is due on each policy anniversary. If interest is not paid when it is due, it will be added to the outstanding loan and allocated based on the deduction allocation percentages for the Policy Account then in effect. This means American Franklin makes an additional loan to pay the interest and transfers amounts from the investment divisions of the Separate Account and the unloaned portion of the Guaranteed Interest Division to make the loan. If American Franklin cannot allocate the interest based on these percentages, it will allocate it as described above for allocating the loan.

REPAYING THE LOAN

     All or part of a policy loan may be repaid at any time while the Insured Person is alive and a policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a policy loan is outstanding, American Franklin will apply all amounts it receives in respect of that policy as a premium unless the payment is accompanied by written instructions that it is to be applied to repayment of the policy loan.

     American Franklin will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if a Policy Owner borrowed $500 from the Guaranteed Interest Division and $500 from the Equity-Income Division, no repayments may be allocated to the Equity-Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After this amount has been repaid, the Policy Owner may specify how subsequent repayments should be allocated. If the Policy Owner does not give instructions, American Franklin will allocate repayments based on current premium allocation percentages at the time repayment is made.

THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT

     A loan against a policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the policy, even if the loan is repaid. When a loan is made against a policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the investment divisions of the Separate Account or in the unloaned portion of the Guaranteed Interest Division.

     The interest rate for loaned amounts in the Guaranteed Interest Division is expected to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. Generally, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, but never less than 4-1/2%. Each month, this interest is added to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

     The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the investment divisions of the Separate Account and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Money Market Division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Money Market Division. However, the $1,000 earns interest at a declared interest rate.

LAPSE OF THE POLICY

     A policy loan may also affect the amount of time that the insurance provided by a policy remains in force. For example, a policy may lapse more quickly when a loan is outstanding because the loaned amount cannot be used to cover the monthly charges that are made against the Policy Account. If these charges exceed the Net Cash Surrender Value of the policy, then the lapse provisions of the policy will apply. Since the policy permits loans up to 90% of the Cash Surrender Value, additional premium payments may be required to keep the policy in force if the maximum amount is borrowed. For more information about these provisions, see "Additional Information About EquiBuilder II Policies-Lapse of the Policy," below.

WITHDRAWING MONEY FROM THE POLICY ACCOUNT

After a policy has been in effect for a year, the Policy Owner may request a partial withdrawal of the Net Cash Surrender Value by making a written request to American Franklin at its Administrative Office. Any withdrawal is subject to certain conditions. It must:

          be at least $500;

          not cause the death benefit to fall below the minimum for which American Franklin would issue the policy at the time (see "Policy Account Transactions-The Effects of a Partial Withdrawal," below); and

          not cause the policy to fail to qualify as life insurance under applicable tax law.

     The Policy Owner may specify how much of the withdrawal he or she wants taken from each investment division. If no instructions are given, American Franklin will make the withdrawal on the basis of the then current deduction allocation percentages. If American Franklin cannot withdraw the amount based on the Policy Owner's directions or on the deduction allocation percentages, American Franklin will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the investment divisions of the Separate Account to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account is in the Guaranteed Interest Division and 50% is in the Money Market Division and the Policy Owner wants to withdraw $1,000, American Franklin would take $500 from each division.

WITHDRAWAL CHARGES

     When a partial withdrawal of Net Cash Surrender Value is made, a current expense charge of $25 or 2% of the amount withdrawn, whichever is less, will be charged against the Policy Account. This charge will be allocated equally among the divisions from which the withdrawal was made. If the charge cannot be allocated in this manner, it will be allocated as described under "Deductions And Charges-Allocation of Policy Account Charges," above.

THE EFFECTS OF A PARTIAL WITHDRAWAL

     A partial withdrawal of Net Cash Surrender Value reduces the amount in the Policy Account. It also reduces the Cash Surrender Value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "The Features of EquiBuilder II Policies-Death Benefits," above. If death benefit Option A is selected, the Face Amount of the policy will also be reduced so there will be no change in the amount at risk. No pro rata surrender charge will be deducted in connection with a reduction in Face Amount made in connection with a partial withdrawal of Net Cash Surrender Value. An endorsement will be sent to the Policy Owner to reflect this change. The Policy Owner may be asked to return the policy to American Franklin's Administrative Office to make a change. A partial withdrawal will not affect the Face Amount of the policy if death benefit Option B is in effect. The withdrawal and these reductions will be effective as of the date American Franklin receives the request at its Administrative Office. See "Federal Tax Considerations-Tax Treatment of Policy Benefits," below, for the tax consequences of a partial withdrawal. A policy loan may be more advantageous if the Policy Owner's need for cash is temporary.

SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE

     During the first ten policy years, the Cash Surrender Value of a policy is the amount in the Policy Account minus the surrender charge described under "Deductions And Charges-Surrender Charge," above. After ten policy years, the Cash Surrender Value and Policy Account are equal. During the initial policy years, the applicable surrender charge may represent a substantial portion of the premiums paid. See "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums," below.

     A policy may be surrendered for its Net Cash Surrender Value at any time while the Insured Person is living. This may be done by sending a written request in form satisfactory to American Franklin and the policy to American Franklin at its Administrative Office. The Net Cash Surrender Value of the policy equals the Cash Surrender Value minus any outstanding loan and loan interest. American Franklin will compute the Net Cash Surrender Value as of the date a request for surrender and the policy are received by American Franklin at its Administrative Office, and all insurance coverage under the policy will end on that date. See "Federal Tax Considerations
- Tax Treatment of Policy Benefits," below, for the tax consequences of a surrender.


                        THE GUARANTEED INTEREST DIVISION

     A Policy Owner may allocate some or all of a Policy Account to the Guaranteed Interest Division, which is part of American Franklin's General Account and pays interest at a declared rate guaranteed by American Franklin for each policy year. The principal, after charges, is also guaranteed by American Franklin. The General Account supports American Franklin's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. American Franklin has been advised that the staff of the Securities and Exchange Commission has not made a review of the disclosures which are included in this Prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities law relating to the accuracy and completeness of statements made in a prospectus.

AMOUNTS IN THE GUARANTEED INTEREST DIVISION

     A Policy Owner may accumulate amounts in the Guaranteed Interest Division by:

          allocating net premiums and loan repayments;

          transferring amounts from the investment divisions of the Separate Account; or

          earning interest on amounts already allocated to the Guaranteed Interest Division.

     The amount allocated to the Guaranteed Interest Division at any time is the sum of all net premiums and loan repayments allocated to that division and all transfers and earned interest, and includes amounts securing any policy loan outstanding. This amount is reduced by amounts transferred or withdrawn from and charges allocated to this division.

INTEREST ON AMOUNTS IN THE GUARANTEED INTEREST DIVISION

     American Franklin pays a declared interest rate on all amounts in the Guaranteed Interest Division. At policy issuance and prior to each policy anniversary, American Franklin declares the rates that will apply to amounts in the Guaranteed Interest Division for the following policy year. Different rates are paid on unloaned and loaned amounts in the Guaranteed Interest Division. These annual interest rates will never be less than the minimum guaranteed interest rate of 4-1/2%. Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year.

     At the end of each policy month, American Franklin will credit interest to amounts in the Guaranteed Interest Division in the following way:

          amounts in the Guaranteed Interest Division during the entire policy month are credited with interest from the beginning to the end of the month;

          amounts added to the Guaranteed Interest Division during the month from net premiums or loan repayments are credited with interest from the date American Franklin receives them. The only exception to this rule applies to the initial net premium payment. American Franklin will allocate the initial net premium to the Money Market division until 15 days after the Issue Date (any other net premium received during this period will be allocated in the same way), and will then allocate the amounts in the Policy Account to the Guaranteed Interest Division and the investment divisions of the Separate Account in accordance with the Policy Owner's premium allocation percentages. See "Additional Information About EquiBuilder II-Policy Periods, Anniversaries, Dates and Ages," below;

          amounts transferred to the Guaranteed Interest Division are credited with interest from the date of the transfer to the end of the month; and

          amounts charged against or withdrawn from the Guaranteed Interest Division are credited with interest from the beginning of the policy month to the date of the charge or withdrawal.

     Interest credited to any loaned amounts in the Guaranteed Interest Division is allocated to the unloaned portion of the Guaranteed Interest Division.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION

     A Policy Owner may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the investment divisions of the Separate Account. American Franklin will make the transfer as of the date a written request for transfer is received, provided that the request is received within 30 days after a policy anniversary. The maximum amount that may be transferred is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the policy when it is issued. The smallest amount that may be transferred is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the policy.

              ADDITIONAL INFORMATION ABOUT EQUIBUILDER II POLICIES

RIGHT TO EXAMINE THE POLICY

     Each Policy Owner has a right to examine the policy. If for any reason the Policy Owner is not satisfied with it, he or she may cancel the policy within the time limits described below. The Policy Owner may cancel the policy by sending it with a written request to cancel to American Franklin's Administrative Office.

          A request to cancel the policy must be postmarked no later than the latest of the following two dates:

          10 days after the Policy Owner receives his or her policy; or

          45 days after the Policy Owner signs Part 1 of the policy application.

     If the Policy Owner cancels the policy, American Franklin will, within seven days of receipt of the policy and a duly executed, timely notice of cancellation, refund an amount equal to the premiums paid.

     Insurance coverage ends when a Policy Owner sends a request for cancellation.

LAPSE OF THE POLICY

     If the Net Cash Surrender Value of a policy is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any policy loan plus loan interest exceeds the Cash Surrender Value of a policy, American Franklin will commence procedures to terminate the policy. American Franklin will notify the Policy Owner and any assignee shown on its records in writing that the Net Cash Surrender Value is insufficient to pay monthly charges or that an outstanding policy loan plus loan interest exceeds the Cash Surrender Value of the policy, that a grace period has begun during which the Policy Owner must pay an additional premium to prevent lapse of the policy, and that a specified amount of premium, which will cover estimated monthly charges for three months, must be paid to avoid lapse of the policy. The grace period extends for 61 days beginning on the day American Franklin sends the Policy Owner notice that the grace period is starting.

     If American Franklin receives payment of at least the stipulated amount before the end of the grace period, the amount paid will be used to satisfy the overdue charges. Any balance left will be placed in the Policy Account and allocated in the same manner as previous premium payments. A payment of less than the Stipulated Amount received before the end of the grace period will be applied to overdue charges but will not prevent lapse of the policy.

     If American Franklin does not receive payment within the 61 days, the policy will lapse without value. American Franklin will withdraw any amount left in the Policy Account and apply this amount to the charges owed to it, including any applicable surrender charge.

     If the Insured Person dies during the grace period, American Franklin will pay the insurance benefits to the beneficiary, minus any outstanding policy loan and loan interest and overdue charges.

REINSTATEMENT OF THE POLICY

     A Policy Owner may reinstate his or her policy within three years after it lapses if:

          evidence is provided that the Insured Person is still insurable; and

          a premium payment sufficient to keep the policy in force for three months after the date it is reinstated is paid to American Franklin.

     The effective date of the reinstated policy will be the beginning of the policy month which coincides with or follows the date American Franklin approves the reinstatement application. Upon reinstatement, the maximum surrender charge for the policy will be reduced by the amount of all surrender charges previously imposed on the policy, and for purposes of determining any future surrender charges on the policy, the policy will be deemed to have been in effect since the original Register Date. Previous loans will not be reinstated.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES

     Policy years, policy months and policy anniversaries are measured from the Register Date shown on the Policy Information page in the policy. Each policy month begins on the same day in each calendar month as the day of the month of the Register Date. For purposes of receiving Policy Owner requests, American Franklin is open from 8:00 a.m. to 3:00 p.m., Springfield, Illinois time.

     The Register Date is the earlier of the Issue Date or the Date of Payment. The Date of Payment will normally be the day of receipt of a check for the full initial premium at American Franklin's Administrative Office. The Issue Date, shown on the Policy Information page of each policy, is the date a policy is actually issued, and depends on the underwriting and other requirements for issuing a particular policy.
Contestability is measured from the Issue Date, as is the suicide exclusion.

     The initial net premium will be put in the Policy Account as of the Date of Payment. The initial net premium will be allocated to the Money Market division of the Separate Account, regardless of the Policy Owner's premium allocation percentages, until the first business day 15 days after the Issue Date. Any other net premium received during that period will also be allocated to the Money Market division. On the first business day 15 days after the Issue Date, the amount in the Policy Account will be reallocated in accordance with the Policy Owner's premium allocation percentages. Charges and deductions under the policy are first made as of the Register Date. See "The Features of EquiBuilder II Policies-Death Benefits," above, regarding the commencement of insurance coverage.

     The Final Policy Date is the policy anniversary nearest the Insured Person's 95th birthday. The policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

     Generally, references in this Prospectus to the age of the Insured Person refer to his or her age on the birthday nearest to that particular date.

                           FEDERAL TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the EquiBuilder II-TM- policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that EquiBuilder II-TM- policies issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to EquiBuilder II-TM- policies issued on a substandard basiS (I.e., a premium class involving higher than standard mortality risk) and it is not clear whether such EquiBuilder II-TM- policies will in all cases satisfy the applicable requirements. If it is subsequently determined that an EquiBuilder II-TM- policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify an EquiBuilder II-TM- policy in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the EquiBuilder II-TM- policies, such as the flexibility of Policy Owners to allocate premiums and Policy Accounts, have not been explicitly addressed in published rulings. While we believe that the EquiBuilder II-TM- policies do not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the EquiBuilder II-TM- policies as necessary to prevent Policy Owners from being treated as the owners of the Separate Account assets supporting their policies.

     In addition, the Code requires that the investments of the investment divisions of the Separate Account be "adequately diversified" in order for the EquiBuilder II-TM- policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the Funds, will satisfy these diversification requirements.

     The following discussion assumes that the EquiBuilder II-TM- policies will qualify as life insurance contracts for Federal income tax purposes.

     TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under an EquiBuilder II-TM-policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, the Policy Owner of an EquiBuilder II-TM- policy will not be deemed to be in constructive receipt of the Policy Account until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the EquiBuilder II-TM- policies as to premiums and benefits, the individual circumstances of each EquiBuilder II-TM- policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. EquiBuilder II-TM- policies classified as modified endowment contracts are subject to the following tax rules:

     (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the policy only after all gain has been distributed.

     (2) Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from EquiBuilder II-TM- policies that are not classified as modified endowment contracts are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions.

     Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy Loan will not be deductible. Before taking out a Policy Loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     OTHER POLICY OWNER TAX MATTERS. Businesses can use the EquiBuilder II-TM-policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing an EquiBuilder II-TM-policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating a change in an existing EquiBuilder II-TM- policy should consult a tax adviser.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the EquiBuilder II-TM- policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the EquiBuilder II-TM- policy.

POSSIBLE CHARGES FOR AMERICAN FRANKLIN'S TAXES

     At the present time, American Franklin makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Separate Account or its investment divisions or the policy. We reserve the right to charge the investment divisions for any future taxes or economic burden we may incur.

                 ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT
               AND CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS

     The tables set forth below are intended to illustrate how the key financial elements of a policy work. The tables show how death benefits and Policy Account and Cash Surrender Values ("policy benefits") could vary over an extended period of time if the investment divisions of the Separate Account had constant hypothetical gross annual investment returns of 0%, 4%, 8% or 12% over the years covered by each table. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 4%, 8% or 12%, over a period of years but went above or below those figures in individual policy years. The policy benefits will also differ, depending on a particular Policy Owner's premium allocation to each division, if the overall actual rates of return averaged 0%, 4%, 8% or 12%, but went above or below those figures for the individual investment divisions. The tables are for male non-tobacco users. Planned premium payments are assumed to be paid at the beginning of each policy year. The difference between the Policy Account and the Cash Surrender Value in the first ten years is the surrender charge.



     The tables illustrate cost of insurance and expense charges (policy cost factors) at both current rates (which are described under "Deductions and Charges-Deductions from the Policy Account-Cost of Insurance Charge" and "Deductions and Charges-Charges Against the Separate Account," above) and at the maximum rates American Franklin guarantees in the policies. The amounts shown illustrate policy benefits on the last day of selected policy years. The illustrations reflect a daily charge against the Separate Account investment divisions. This charge includes a .75% annual charge against the investment divisions of the Separate Account for mortality and expense risks and the effect on each division's investment experience of the charges to the Funds' assets for management (0.59% of aggregate average daily net assets is assumed) and direct expenses of the Funds (0.13% of aggregate average daily net assets is assumed). The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.47%, on 4% it would be 2.53%, on 8% it would be 6.53% and on 12% it would be 10.53%. Management fees and direct expenses of the Funds vary by portfolio and may vary from year to year. During 1998 the aggregate actual charge for management fees and direct expenses incurred by certain portfolios of the Funds as a percentage of average daily net assets exceeded the figures assumed. FMR has voluntarily agreed to use a portion of the brokerage commissions paid by certain portfolios to reduce their total expenses. In addition, certain Fidelity portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Each MFS portfolio has an expense offset arrangement which reduces the portfolios' custodian fee, and the investment adviser has agreed to bear expenses for the MFS Capital Opportunities series such that certain expenses shall not exceed a specified percentage of average net assets. Such arrangements, which may be terminated at any time without notice, will increase a portfolio's yield.



     The tables assume an applicable tax rate based on premiums of 2%. There are tables for both Death Benefit Option A and Death Benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current cost tables assume that the monthly administrative charge remains constant at $6. The guaranteed tables assume that the monthly administrative charge is $6 in the first year and $12 thereafter. In each case, deduction of the current additional monthly administrative charge of $24 per month to cover costs of establishing a policy is assumed in each of the first 12 policy months. The tables reflect the fact that no deduction is currently made for federal or state income taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 4%, 8% or 12%. All illustrations assume that no transfers, withdrawals, policy loans, or changes in Face Amount or Death Benefit Option will be made and that no additional benefits are added to the policy.

     The second column of each table shows what would happen if an amount equal to the gross premiums were invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is surrendered in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a policy for a relatively short time will be high.

     At the request of an applicant for a policy, American Franklin will furnish a comparable illustration based on the age and sex of the proposed Insured Person, standard risk assumptions, a stipulated initial Face Amount and proposed premiums. Upon request after issuance American Franklin will also provide an illustration of future policy benefits based on both guaranteed and current cost factor assumptions and actual Policy Account value. If illustrations are requested more than once in any policy year, a charge may be imposed.


                                     TABLE OF CONTENTS FOR ILLUSTRATIONS

INITIAL FACE AMOUNT $200,000 MALE NON-TOBACCO



                                                     PREMIUM      PAGE
                                                     -------      ----
Age 40, Option A-Current Charges                     $3,000        33
Age 40, Option A-Guaranteed Charges                  $3,000        33
Age 40, Option B-Current Charges                     $3,000        34
Age 40, Option B-Guaranteed Charges                  $3,000        34



INITIAL FACE AMOUNT $100,000 MALE NON-TOBACCO



                                                     PREMIUM      PAGE
                                                     -------      ----
Age 40, Option A-Current Charges                     $1,500        35
Age 40, Option A-Guaranteed Charges                  $1,500        35
Age 40, Option B-Current Charges                     $1,500        36
Age 40, Option B-Guaranteed Charges                  $1,500        36


             EQUIBUILDER II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY



INITIAL FACE AMOUNT $200,000             MALE AGE 40 NON-TOBACCO USER                 PLANNED PREMIUM $3,000
DEATH BENEFIT OPTION A                   ASSUMING CURRENT CHARGES

                  INSURANCE BENEFIT(2)               POLICY ACCOUNT(2)                CASH SURRENDER VALUE(2)
LAST DAY          ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
OF                ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
POLICY   ACCUMULATED
YEAR     PREMIUMS   0%       4%       8%      12%        0%      4%      8%       12%        0%      4%      8%       12%

        (1)
1       3,150    200,000  200,000  200,000  200,000     2,260   2,363   2,467    2,571      1,511   1,615   1,719    1,823
2       6,458    200,000  200,000  200,000  200,000     4,750   5,057   5,372    5,696      3,731   4,038   4,353    4,677
3       9,930    200,000  200,000  200,000  200,000     7,183   7,797   8,445    9,128      6,043   6,657   7,305    7,988
4       13,577   200,000  200,000  200,000  200,000     9,559   10,586  11,699   12,902     8,419   9,446   10,559   11,762
5       17,406   200,000  200,000  200,000  200,000     11,879  13,425  15,144   17,054     10,739  12,285  14,004   15,914
6       21,426   200,000  200,000  200,000  200,000     14,145  16,317  18,798   21,627     13,005  15,177  17,658   20,487
7       25,647   200,000  200,000  200,000  200,000     16,330  19,235  22,645   26,639     15,418  18,323  21,733   25,727
8       30,080   200,000  200,000  200,000  200,000     18,437  22,184  26,702   32,143     17,753  21,500  26,018   31,459
9       34,734   200,000  200,000  200,000  200,000     20,469  25,165  30,987   38,193     20,013  24,709  30,531   37,737
10      39,620   200,000  200,000  200,000  200,000     22,427  28,181  35,515   44,852     22,199  27,953  35,287   44,624
11      44,751   200,000  200,000  200,000  200,000     24,311  31,232  40,306   52,190     24,311  31,232  40,306   52,190
12      50,139   200,000  200,000  200,000  200,000     26,150  34,349  45,405   60,307     26,150  34,349  45,405   60,307
13      55,796   200,000  200,000  200,000  200,000     27,912  37,502  50,806   69,266     27,912  37,502  50,806   69,266
14      61,736   200,000  200,000  200,000  200,000     29,601  40,696  56,534   79,166     29,601  40,696  56,534   79,166
15      67,972   200,000  200,000  200,000  200,000     31,218  43,932  62,615   90,115     31,218  43,932  62,615   90,115
16      74,521   200,000  200,000  200,000  200,000     32,757  47,208  69,072   102,233    32,757  47,208  69,072   102,233
17      81,397   200,000  200,000  200,000  200,000     34,183  50,492  75,907   115,637    34,183  50,492  75,907   115,637
18      88,617   200,000  200,000  200,000  200,000     35,480  53,773  83,141   130,479    35,480  53,773  83,141   130,479
19      96,198   200,000  200,000  200,000  202,789     36,669  57,071  90,827   146,949    36,669  57,071  90,827   146,949
20      104,158  200,000  200,000  200,000  221,323     37,734  60,375  98,995   165,167    37,734  60,375  98,995   165,167
25      150,340  200,000  200,000  200,000  351,574     40,548  76,531  148,541  288,176    40,548  76,531  148,541  288,176



             EQUIBUILDER II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY



INITIAL FACE AMOUNT $200,000             MALE AGE 40 NON-TOBACCO USER                 PLANNED PREMIUM $3,000
DEATH BENEFIT OPTION A                   ASSUMING GUARANTEED CHARGES

                  INSURANCE BENEFIT(2)               POLICY ACCOUNT(2)                CASH SURRENDER VALUE(2)
LAST DAY          ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
OF                ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
POLICY   ACCUMULATED
YEAR     PREMIUMS   0%       4%       8%      12%        0%      4%      8%       12%        0%      4%      8%       12%

        (1)
1       3,150    200,000  200,000  200,000  200,000     2,260   2,363   2,467    2,571      1,511   1,615   1,719    1,823
2       6,458    200,000  200,000  200,000  200,000     4,343   4,641   4,948    5,264      3,325   3,623   3,929    4,245
3       9,930    200,000  200,000  200,000  200,000     6,349   6,930   7,544    8,192      5,209   5,790   6,404    7,052
4       13,577   200,000  200,000  200,000  200,000     8,274   9,225   10,258   11,379     7,134   8,085   9,118    10,239
5       17,406   200,000  200,000  200,000  200,000     10,118  11,526  13,098   14,852     8,978   10,386  11,958   13,712
6       21,426   200,000  200,000  200,000  200,000     11,875  13,827  16,068   18,637     10,735  12,687  14,928   17,497
7       25,647   200,000  200,000  200,000  200,000     13,546  16,128  19,177   22,771     12,634  15,216  18,265   21,859
8       30,080   200,000  200,000  200,000  200,000     15,127  18,425  22,432   27,289     14,443  17,741  21,748   26,605
9       34,734   200,000  200,000  200,000  200,000     16,615  20,715  25,840   32,233     16,159  20,259  25,384   31,777
10      39,620   200,000  200,000  200,000  200,000     18,005  22,992  29,408   37,647     17,777  22,764  29,180   37,419
11      44,751   200,000  200,000  200,000  200,000     19,294  25,252  33,146   43,585     19,294  25,252  33,146   43,585
12      50,139   200,000  200,000  200,000  200,000     20,467  27,483  37,055   50,098     20,467  27,483  37,055   50,098
13      55,796   200,000  200,000  200,000  200,000     21,514  29,670  41,138   57,246     21,514  29,670  41,138   57,246
14      61,736   200,000  200,000  200,000  200,000     22,421  31,803  45,403   65,101     22,421  31,803  45,403   65,101
15      67,972   200,000  200,000  200,000  200,000     23,173  33,864  49,850   73,741     23,173  33,864  49,850   73,741
16      74,521   200,000  200,000  200,000  200,000     23,760  35,844  54,494   83,266     23,760  35,844  54,494   83,266
17      81,397   200,000  200,000  200,000  200,000     24,171  37,731  59,345   93,787     24,171  37,731  59,345   93,787
18      88,617   200,000  200,000  200,000  200,000     24,400  39,519  64,426   105,442    24,400  39,519  64,426   105,442
19      96,198   200,000  200,000  200,000  200,000     24,434  41,195  69,753   118,382    24,434  41,195  69,753   118,382
20      104,158  200,000  200,000  200,000  200,000     24,261  42,747  75,349   132,789    24,261  42,747  75,349   132,789
25      150,340  200,000  200,000  200,000  283,043     19,240  47,661  108,128  232,003    19,240  47,661  108,128  232,003



(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8%or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds' portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

             EQUIBUILDER II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY




INITIAL FACE AMOUNT $200,000             MALE AGE 40 NON-TOBACCO USER                 PLANNED PREMIUM $3,000
DEATH BENEFIT OPTION B                   ASSUMING CURRENT CHARGES

                  INSURANCE BENEFIT(2)               POLICY ACCOUNT(2)                CASH SURRENDER VALUE(2)
LAST DAY          ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
OF                ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
POLICY   ACCUMULATED
YEAR     PREMIUMS 0%      4%      8%     12%         0%     4%     8%      12%        0%      4%       8%      12%
YEAR     PREMIUMS   0%       4%       8%      12%        0%      4%      8%       12%        0%      4%      8%       12%

        (1)
1       3,150    202,256  202,360  202,463  202,567     2,256   2,360   2,463    2,567      1,507   1,611    1,715   1,818
2       6,458    204,739  205,044  205,359  205,682     4,739   5,044   5,359    5,682      3,720   4,026    4,340   4,663
3       9,930    207,159  207,771  208,416  209,096     7,159   7,771   8,416    9,096      6,019   6,631    7,276   7,956
4       13,577   209,518  210,540  211,647  212,843     9,518   10,540  11,647   12,843     8,378   9,400    10,507  11,703
5       17,406   211,815  213,351  215,059  216,955     11,815  13,351  15,059   16,955     10,675  12,211   13,919  15,815
6       21,426   214,052  216,206  218,667  221,473     14,052  16,206  18,667   21,473     12,912  15,066   17,527  20,333
7       25,647   216,198  219,075  222,451  226,405     16,198  19,075  22,451   26,405     15,286  18,163   21,539  25,493
8       30,080   218,258  221,960  226,424  231,797     18,258  21,960  26,424   31,797     17,574  21,276   25,740  31,113
9       34,734   220,231  224,861  230,598  237,698     20,231  24,861  30,598   37,698     19,775  24,405   30,142  37,242
10      39,620   222,118  227,776  234,985  244,158     22,118  27,776  34,985   44,158     21,890  27,548   34,757  43,930
11      44,751   223,920  230,707  239,598  251,238     23,920  30,707  39,598   51,238     23,920  30,707   39,598  51,238
12      50,139   225,668  233,683  244,484  259,034     25,668  33,683  44,484   59,034     25,668  33,683   44,484  59,034
13      55,796   227,324  236,668  249,620  267,581     27,324  36,668  49,620   67,581     27,324  36,668   49,620  67,581
14      61,736   228,893  239,663  255,025  276,960     28,893  39,663  55,025   76,960     28,893  39,663   55,025  76,960
15      67,972   230,373  242,667  260,716  287,258     30,373  42,667  60,716   87,258     30,373  42,667   60,716  87,258
16      74,521   231,758  245,672  266,701  298,561     31,758  45,672  66,701   98,561     31,758  45,672   66,701  98,561
17      81,397   233,003  248,632  272,952  310,928     33,003  48,632  72,952   110,928    33,003  48,632   72,952  110,928
18      88,617   234,090  251,522  279,465  324,448     34,090  51,522  79,465   124,448    34,090  51,522   79,465  124,448
19      96,198   235,041  254,365  286,279  339,264     35,041  54,365  86,279   139,264    35,041  54,365   86,279  139,264
20      104,158  235,837  257,135  293,391  355,478     35,837  57,135  93,391   155,478    35,837  57,135   93,391  155,478
25      150,340  236,655  268,858  333,104  458,524     36,655  68,858  133,104  258,524    36,655  68,858   133,104 258,524




             EQUIBUILDER II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY




INITIAL FACE AMOUNT $200,000             MALE AGE 40 NON-TOBACCO USER                 PLANNED PREMIUM $3,000
DEATH BENEFIT OPTION B                   ASSUMING GUARANTEED CHARGES

                  INSURANCE BENEFIT(2)               POLICY ACCOUNT(2)                CASH SURRENDER VALUE(2)
LAST DAY          ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
OF                ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
POLICY   ACCUMULATED
YEAR     PREMIUMS   0%       4%       8%      12%        0%      4%      8%       12%        0%      4%      8%       12%

         (1)
1       3,150    202,256  202,360  202,463  202,567     2,256   2,360   2,463   2,567      1,507   1,611    1,715   1,818
2       6,458    204,324  204,621  204,926  205,240     4,324   4,621   4,926   5,240      3,305   3,602    3,907   4,221
3       9,930    206,306  206,882  207,492  208,135     6,306   6,882   7,492   8,135      5,166   5,742    6,352   6,995
4       13,577   208,197  209,138  210,161  211,270     8,197   9,138   10,161  11,270     7,057   7,998    9,021   10,130
5       17,406   209,998  211,386  212,938  214,667     9,998   11,386  12,938  14,667     8,858   10,246   11,798  13,527
6       21,426   211,700  213,618  215,821  218,346     11,700  13,618  15,821  18,346     10,560  12,478   14,681  17,206
7       25,647   213,304  215,832  218,817  222,334     13,304  15,832  18,817  22,334     12,392  14,920   17,905  21,422
8       30,080   214,805  218,020  221,925  226,657     14,805  18,020  21,925  26,657     14,121  17,336   21,241  25,973
9       34,734   216,198  220,177  225,148  231,345     16,198  20,177  25,148  31,345     15,742  19,721   24,692  30,889
10      39,620   217,478  222,293  228,483  236,427     17,478  22,293  28,483  36,427     17,250  22,065   28,255  36,199
11      44,751   218,640  224,361  231,933  241,938     18,640  24,361  31,933  41,938     18,640  24,361   31,933  41,938
12      50,139   219,667  226,362  235,486  247,906     19,667  26,362  35,486  47,906     19,667  26,362   35,486  47,906
13      55,796   220,547  228,277  239,132  254,360     20,547  28,277  39,132  54,360     20,547  28,277   39,132  54,360
14      61,736   221,265  230,089  242,861  261,335     21,265  30,089  42,861  61,335     21,265  30,089   42,861  61,335
15      67,972   221,801  231,773  246,655  268,864     21,801  31,773  46,655  68,864     21,801  31,773   46,655  68,864
16      74,521   222,147  233,312  250,507  276,990     22,147  33,312  50,507  76,990     22,147  33,312   50,507  76,990
17      81,397   222,290  234,688  254,404  285,762     22,290  34,688  54,404  85,762     22,290  34,688   54,404  85,762
18      88,617   222,225  235,888  258,339  295,237     22,225  35,888  58,339  95,237     22,225  35,888   58,339  95,237
19      96,198   221,938  236,891  262,300  305,473     21,938  36,891  62,300  105,473    21,938  36,891   62,300  105,473
20      104,158  221,419  237,678  266,273  316,536     21,419  37,678  66,273  116,536    21,419  37,678   66,273  116,536
25      150,340  214,349  236,996  285,097  385,774     14,349  36,996  85,097  185,774    14,349  36,996   85,097  185,774



(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8%or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds' portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

             EQUIBUILDER II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY




INITIAL FACE AMOUNT $100,000            MALE AGE 40 NON-TOBACCO USER                    PLANNED PREMIUM $1,500
DEATH BENEFIT OPTION A                  ASSUMING CURRENT CHARGES

                  INSURANCE BENEFIT(2)               POLICY ACCOUNT(2)                  CASH SURRENDER VALUE(2)
LAST DAY          ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
OF                ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
POLICY   ACCUMULATED
YEAR     PREMIUMS   0%       4%       8%      12%        0%      4%      8%      12%         0%      4%      8%      12%

        (1)
1       1,575    100,000  100,000  100,000  100,000     939     987     1,035   1,083       565     613     661     709
2       3,229    100,000  100,000  100,000  100,000     2,137   2,277   2,421   2,570       1,627   1,768   1,912   2,060
3       4,965    100,000  100,000  100,000  100,000     3,304   3,587   3,886   4,201       2,734   3,017   3,316   3,631
4       6,788    100,000  100,000  100,000  100,000     4,441   4,918   5,433   5,991       3,871   4,348   4,863   5,421
5       8,703    100,000  100,000  100,000  100,000     5,549   6,269   7,070   7,958       4,979   5,699   6,500   7,388
6       10,713   100,000  100,000  100,000  100,000     6,628   7,642   8,801   10,121      6,058   7,072   8,231   9,551
7       12,824   100,000  100,000  100,000  100,000     7,663   9,024   10,619  12,487      7,207   8,568   10,163  12,031
8       15,040   100,000  100,000  100,000  100,000     8,655   10,412  12,530  15,078      8,313   10,070  12,188  14,736
9       17,367   100,000  100,000  100,000  100,000     9,605   11,810  14,542  17,921      9,377   11,582  14,314  17,693
10      19,810   100,000  100,000  100,000  100,000     10,511  13,216  16,661  21,043      10,397  13,102  16,547  20,929
11      22,376   100,000  100,000  100,000  100,000     11,378  14,634  18,898  24,479      11,378  14,634  18,898  24,479
12      25,069   100,000  100,000  100,000  100,000     12,218  16,075  21,273  28,276      12,218  16,075  21,273  28,276
13      27,898   100,000  100,000  100,000  100,000     13,015  17,527  23,785  32,463      13,015  17,527  23,785  32,463
14      30,868   100,000  100,000  100,000  100,000     13,768  18,988  26,439  37,083      13,768  18,988  26,439  37,083
15      33,986   100,000  100,000  100,000  100,000     14,481  20,461  29,252  42,191      14,481  20,461  29,252  42,191
16      37,261   100,000  100,000  100,000  100,000     15,150  21,946  32,234  47,842      15,150  21,946  32,234  47,842
17      40,699   100,000  100,000  100,000  100,000     15,754  23,421  35,381  54,089      15,754  23,421  35,381  54,089
18      44,309   100,000  100,000  100,000  100,000     16,283  24,879  38,701  61,002      16,283  24,879  38,701  61,002
19      48,099   100,000  100,000  100,000  100,000     16,750  26,333  42,222  68,674      16,750  26,333  42,222  68,674
20      52,079   100,000  100,000  100,000  103,441     17,145  27,773  45,954  77,195      17,145  27,773  45,954  77,195
25      75,170   100,000  100,000  100,000  164,403     17,614  34,456  68,424  134,756     17,614  34,456  68,424  134,756



             EQUIBUILDER II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY




INITIAL FACE AMOUNT $100,000            MALE AGE 40 NON-TOBACCO USER                    PLANNED PREMIUM $1,500
DEATH BENEFIT OPTION A                  ASSUMING GUARANTEED CHARGES

                  INSURANCE BENEFIT(2)               POLICY ACCOUNT(2)                  CASH SURRENDER VALUE(2)
LAST DAY          ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
OF                ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
POLICY   ACCUMULATED
YEAR     PREMIUMS   0%       4%       8%      12%        0%      4%      8%      12%         0%      4%      8%      12%

         (1)
1       1,575    100,000  100,000  100,000  100,000     939     987     1,035   1,083      565     613     661     709
2       3,229    100,000  100,000  100,000  100,000     1,912   2,047   2,187   2,331      1,402   1,538   1,678   1,821
3       4,965    100,000  100,000  100,000  100,000     2,846   3,111   3,390   3,686      2,276   2,541   2,820   3,116
4       6,788    100,000  100,000  100,000  100,000     3,741   4,175   4,646   5,158      3,171   3,605   4,076   4,588
5       8,703    100,000  100,000  100,000  100,000     4,595   5,239   5,958   6,760      4,025   4,669   5,388   6,190
6       10,713   100,000  100,000  100,000  100,000     5,407   6,301   7,327   8,503      4,837   5,731   6,757   7,933
7       12,824   100,000  100,000  100,000  100,000     6,176   7,359   8,757   10,404     5,720   6,903   8,301   9,948
8       15,040   100,000  100,000  100,000  100,000     6,900   8,413   10,251  12,477     6,558   8,071   9,909   12,135
9       17,367   100,000  100,000  100,000  100,000     7,579   9,460   11,811  14,742     7,351   9,232   11,583  14,514
10      19,810   100,000  100,000  100,000  100,000     8,209   10,497  13,440  17,219     8,095   10,383  13,326  17,105
11      22,376   100,000  100,000  100,000  100,000     8,788   11,522  15,143  19,931     8,788   11,522  15,143  19,931
12      25,069   100,000  100,000  100,000  100,000     9,309   12,527  16,918  22,900     9,309   12,527  16,918  22,900
13      27,898   100,000  100,000  100,000  100,000     9,767   13,507  18,766  26,152     9,767   13,507  18,766  26,152
14      30,868   100,000  100,000  100,000  100,000     10,155  14,455  20,689  29,719     10,155  14,455  20,689  29,719
15      33,986   100,000  100,000  100,000  100,000     10,465  15,361  22,686  33,635     10,465  15,361  22,686  33,635
16      37,261   100,000  100,000  100,000  100,000     10,691  16,221  24,761  37,942     10,691  16,221  24,761  37,942
17      40,699   100,000  100,000  100,000  100,000     10,829  17,028  26,919  42,690     10,829  17,028  26,919  42,690
18      44,309   100,000  100,000  100,000  100,000     10,874  17,778  29,167  47,940     10,874  17,778  29,167  47,940
19      48,099   100,000  100,000  100,000  100,000     10,821  18,465  31,512  53,757     10,821  18,465  31,512  53,757
20      52,079   100,000  100,000  100,000  100,000     10,663  19,080  33,962  60,222     10,663  19,080  33,962  60,222
25      75,170   100,000  100,000  100,000  128,335     7,751   20,560  47,999  105,193    7,751   20,560  47,999  105,193



(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8%or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds' portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

             EQUIBUILDER II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY



INITIAL FACE AMOUNT $100,000             MALE AGE 40 NON-TOBACCO USER                   PLANNED PREMIUM $1,500
DEATH BENEFIT OPTION B                   ASSUMING CURRENT CHARGES

                  INSURANCE BENEFIT(2)               POLICY ACCOUNT(2)                  CASH SURRENDER VALUE(2)
LAST DAY          ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
OF                ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
POLICY   ACCUMULATED
YEAR     PREMIUMS   0%       4%       8%      12%        0%      4%      8%      12%         0%      4%      8%      12%

        (1)
1       1,575    100,938  100,985  101,033  101,081     938     985     1,033   1,081      563     611     659     706
2       3,229    102,131  102,271  102,415  102,563     2,131   2,271   2,415   2,563      1,622   1,762   1,905   2,053
3       4,965    103,292  103,574  103,872  104,185     3,292   3,574   3,872   4,185      2,722   3,004   3,302   3,615
4       6,788    104,420  104,894  105,407  105,961     4,420   4,894   5,407   5,961      3,850   4,324   4,837   5,391
5       8,703    105,516  106,231  107,026  107,907     5,516   6,231   7,026   7,907      4,946   5,661   6,456   7,337
6       10,713   106,579  107,585  108,733  110,040     6,579   7,585   8,733   10,040     6,009   7,015   8,163   9,470
7       12,824   107,594  108,940  110,518  112,364     7,594   8,940   10,518  12,364     7,138   8,484   10,062  11,908
8       15,040   108,560  110,294  112,384  114,896     8,560   10,294  12,384  14,896     8,218   9,952   12,042  14,554
9       17,367   109,479  111,649  114,337  117,660     9,479   11,649  14,337  17,660     9,251   11,421  14,109  17,432
10      19,810   110,347  113,001  116,380  120,675     10,347  13,001  16,380  20,675     10,233  12,887  16,266  20,561
11      22,376   111,169  114,353  118,521  123,972     11,169  14,353  18,521  23,972     11,169  14,353  18,521  23,972
12      25,069   111,959  115,717  120,779  127,594     11,959  15,717  20,779  27,594     11,959  15,717  20,779  27,594
13      27,898   112,699  117,078  123,147  131,558     12,699  17,078  23,147  31,558     12,699  17,078  23,147  31,558
14      30,868   113,385  118,429  125,624  135,893     13,385  18,429  25,624  35,893     13,385  18,429  25,624  35,893
15      33,986   114,022  119,775  128,222  140,643     14,022  19,775  28,222  40,643     14,022  19,775  28,222  40,643
16      37,261   114,607  121,111  130,945  145,848     14,607  21,111  30,945  45,848     14,607  21,111  30,945  45,848
17      40,699   115,113  122,408  133,772  151,525     15,113  22,408  33,772  51,525     15,113  22,408  33,772  51,525
18      44,309   115,526  123,652  136,696  157,710     15,526  23,652  36,696  57,710     15,526  23,652  36,696  57,710
19      48,099   115,865  124,856  139,738  164,473     15,865  24,856  39,738  64,473     15,865  24,856  39,738  64,473
20      52,079   116,114  126,005  142,890  171,858     16,114  26,005  42,890  71,858     16,114  26,005  42,890  71,858
25      75,170   115,529  130,293  159,977  218,507     15,529  30,293  59,977  118,507    15,529  30,293  59,977  118,507




             EQUIBUILDER II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY




INITIAL FACE AMOUNT $100,000             MALE AGE 40 NON-TOBACCO USER                   PLANNED PREMIUM $1,500
DEATH BENEFIT OPTION B                   ASSUMING GUARANTEED CHARGES

                  INSURANCE BENEFIT(2)               POLICY ACCOUNT(2)                  CASH SURRENDER VALUE(2)
LAST DAY          ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
OF                ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
POLICY   ACCUMULATED
YEAR     PREMIUMS   0%       4%       8%      12%        0%      4%      8%     12%          0%    4%      8%      12%

        (1)
1       1,575    100,938  100,985  101,033  101,081     938    985     1,033   1,081       563    611     659     706
2       3,229    101,903  102,038  102,177  102,320     1,903  2,038   2,177   2,320       1,393  1,528   1,667   1,811
3       4,965    102,826  103,089  103,366  103,660     2,826  3,089   3,366   3,660       2,256  2,519   2,796   3,090
4       6,788    103,705  104,135  104,602  105,108     3,705  4,135   4,602   5,108       3,135  3,565   4,032   4,538
5       8,703    104,540  105,175  105,884  106,675     4,540  5,175   5,884   6,675       3,970  4,605   5,314   6,105
6       10,713   105,326  106,205  107,214  108,369     5,326  6,205   7,214   8,369       4,756  5,635   6,644   7,799
7       12,824   106,064  107,223  108,591  110,202     6,064  7,223   8,591   10,202      5,608  6,767   8,135   9,746
8       15,040   106,752  108,227  110,018  112,186     6,752  8,227   10,018  12,186      6,410  7,885   9,676   11,844
9       17,367   107,387  109,213  111,492  114,334     7,387  9,213   11,492  14,334      7,159  8,985   11,264  14,106
10      19,810   107,966  110,175  113,015  116,658     7,966  10,175  13,015  16,658      7,852  10,061  12,901  16,544
11      22,376   108,487  111,112  114,585  119,174     8,487  11,112  14,585  19,174      8,487  11,112  14,585  19,174
12      25,069   108,941  112,012  116,197  121,893     8,941  12,012  16,197  21,893      8,941  12,012  16,197  21,893
13      27,898   109,323  112,867  117,845  124,827     9,323  12,867  17,845  24,827      9,323  12,867  17,845  24,827
14      30,868   109,624  113,668  119,522  127,991     9,624  13,668  19,522  27,991      9,624  13,668  19,522  27,991
15      33,986   109,836  114,402  121,220  131,397     9,836  14,402  21,220  31,397      9,836  14,402  21,220  31,397
16      37,261   109,953  115,061  122,934  135,065     9,953  15,061  22,934  35,065      9,953  15,061  22,934  35,065
17      40,699   109,970  115,636  124,656  139,013     9,970  15,636  24,656  39,013      9,970  15,636  24,656  39,013
18      44,309   109,883  116,120  126,383  143,267     9,883  16,120  26,383  43,267      9,883  16,120  26,383  43,267
19      48,099   109,686  116,502  128,107  147,851     9,686  16,502  28,107  47,851      9,686  16,502  28,107  47,851
20      52,079   109,374  116,773  129,820  152,792     9,374  16,773  29,820  52,792      9,374  16,773  29,820  52,792
25      75,170   105,587  115,774  137,574  183,645     5,587  15,774  37,574  83,645      5,587  15,774  37,574  83,645



(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8%or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds' portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             ADDITIONAL INFORMATION

                         VOTING RIGHTS OF A POLICY OWNER

VOTING RIGHTS OF THE FUNDS

     As was explained in "Separate Account Investment Choices," above, the assets in the divisions of the Separate Account are invested in shares of the corresponding portfolios of the Funds. American Franklin is the legal owner of the shares and, as such, has the right to vote on certain matters. Among other things, it may vote to:

      a.  elect the Boards of Trustees of the Funds;

      b.  ratify the selection of independent auditors for the Funds; and

      c. vote on any other matters described in the current prospectuses of the Funds or requiring a vote by shareholders under the Investment Company Act of 1940.

     Even though American Franklin owns the shares, American Franklin will provide Policy Owners the opportunity to tell it how to vote the number of shares that are allocated to their policies. American Franklin will vote those shares at meetings of shareholders of the Funds according to such instructions. If American Franklin does not receive instructions in time from all Policy Owners, it will vote shares for which no instructions have been received in a portfolio in the same proportion as it votes shares for which it received instructions in that portfolio. American Franklin will also vote any shares of the Funds that it is entitled to vote directly due to amounts it has accumulated in the Separate Account in the same proportions that Policy Owners vote. If the federal securities laws or regulations or interpretations of them change so that American Franklin is permitted to vote shares of the Funds without seeking instructions from Policy Owners or to restrict Policy Owner voting, American Franklin may do so.

DETERMINATION OF VOTING SHARES

     A Policy Owner may participate in voting only on matters concerning a Fund's portfolios in which his or her assets have been invested. American Franklin determines the number of a Fund's shares in each division that are attributable to a particular policy by dividing the amount in the Policy Account allocated to that division by the net asset value of one share of the corresponding portfolio as of the record date set by the Fund's Board for the Fund's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Fund. American Franklin will count fractional shares for these purposes.

     For example, suppose that a Policy Account has a net value of $3,000, with 50% of this amount being attributable to the VIP Equity-Income division and 50% being attributable to the VIP Money Market division, which means that $1,500 is in each division. Assume that the net asset value of one share in the corresponding VIP Equity-Income Portfolio is $150 and the net asset value of one share in the corresponding VIP Money Market Portfolio is $100. If the $1,500 in each division is divided by the net asset value of one share, the Policy Owner will have the right to instruct American Franklin regarding 10 shares for the VIP Equity-Income division and 15 shares for the VIP Money Market division.

     American Franklin will send proxy material and a form for giving voting instructions to each Policy Owner that has voting rights. In certain cases, American Franklin may disregard instructions relating to approval of investments or contracts with an adviser to a Fund or relating to changes in a Fund's investment adviser, principal underwriter or the investment policies of its portfolios. If it does so, American Franklin will advise the Policy Owners and give its reasons in the next semiannual report to Policy Owners.

HOW SHARES OF THE FUNDS ARE VOTED

     All shares of the Funds are entitled to one vote. The votes of all divisions are cast together on an aggregate basis, except on matters where the interests of the portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one portfolio is not needed to make a decision in another portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular portfolio or approval of an investment advisory agreement. Shareholders in a portfolio not affected by a particular matter generally would not be entitled to vote on it.

VOTING PRIVILEGES OF PARTICIPANTS IN OTHER SEPARATE ACCOUNTS

     Shares of the Funds may be owned by other separate accounts of American Franklin or by separate accounts of other insurance companies affiliated or unaffiliated with American Franklin. Shares owned by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those other insurance companies. Moreover, American Franklin expects that the number of shares owned in the Funds by separate accounts of insurance companies that are not affiliated with American Franklin will initially exceed the number of shares owned by the Separate Account. These factors will dilute the effect of the voting instructions of Policy Owners. American Franklin currently does not foresee any disadvantages to Policy Owners arising out of this. The Securities and Exchange Commission has granted the Funds exemptive orders pursuant to the Investment Company Act of 1940 that permit the Funds to offer their shares to separate accounts, like the Separate Account, that are maintained by life insurance companies that are not affiliated with the Funds. Those exemptive orders impose several conditions on the Funds and participating separate accounts to protect the holders of interests in the various separate accounts investing in shares of the Funds. The Boards of Trustees of the Funds have agreed to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response by, and at the expense of, American Franklin or one or more of the other participating insurance companies. American Franklin and the other participating insurance companies are obligated to report potential or existing conflicts of interest to the Funds' Boards of Trustees. If American Franklin believes that a Fund's response to any of those events insufficiently protects Policy Owners, American Franklin will take appropriate action to protect Policy Owners. Corrective action for an irreconcilable conflict of interest involving the Separate Account might include withdrawal of the assets of the Separate Account from a Fund. Also, if American Franklin ever believes that any of the Funds' portfolios is so large as to impair materially the investment performance of a portfolio or a Fund, American Franklin will examine other investment options.

SEPARATE ACCOUNT VOTING RIGHTS

     Under the Investment Company Act of 1940, certain actions (such as some of those described under "Separate Account Investment Choices-Right to Change Operations," above) may require Policy Owner approval. In that case, a Policy Owner will be entitled to one vote for every $100 of value allocated to his or her policy in the investment divisions of the Separate Account, and a proportionate fractional vote for any amount less than $100. American Franklin will cast votes attributable to amounts retained in the investment divisions of the Separate Account in the same proportions as votes cast by Policy Owners.

                            REPORTS TO POLICY OWNERS

     After the end of each policy year, each Policy Owner will be sent a report that shows the current death benefit for his or her policy, the value of his or her Policy Account, information about investment divisions, the Cash Surrender Value of his or her policy, the amount of any outstanding policy loans, the amount of any interest owed on the loan and information about the current loan interest rate. The annual report will also show any transactions involving the Policy Owner's Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that were made in that year. American Franklin will also send semi-annual reports with financial information on the Separate Account and the Funds, including a list of the investments held by each portfolio.

     In addition, reports will also contain any other information that is required by the insurance supervisory official in the jurisdiction in which a policy is delivered.

     Notices will be sent to Policy Owners for transfers of amounts between investment divisions and certain other policy transactions.

            LIMITS ON AMERICAN FRANKLIN'S RIGHT TO CHALLENGE A POLICY

     American Franklin can challenge the validity of an insurance policy (based on material misstatements in the application or, with respect to any policy change, based on material misstatements in the application for the change) if it appears that the Insured Person is not actually covered by the policy under American Franklin's rules. However, there are some limits on how and when American Franklin can challenge the policy.

Except on the basis of fraud, American Franklin cannot challenge the policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

     Except on the basis of fraud, American Franklin cannot challenge any policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

     American Franklin can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled.

     If the Insured Person dies within the time that the validity of the policy may be challenged, American Franklin may delay payment until it decides whether to challenge the policy.

     If the Insured Person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

     If the Insured Person commits suicide within two years after the date on which the policy was issued or reinstated, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of any outstanding policy loan and loan interest and minus any partial withdrawals of Net Cash Surrender Value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that the Policy Owner requested, American Franklin will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

                                 PAYMENT OPTIONS

     Policy benefits or other payments such as the Net Cash Surrender Value or death benefit may be paid immediately in one sum or another form of payment described below may be designated for all or part of the proceeds. Payments under these options are not affected by the investment experience of any investment division of the Separate Account. Instead, interest accrues pursuant to the options chosen (such interest will be appropriately includable in federal gross income of the beneficiary). If the Policy Owner does not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have his choice. However, if the Policy Owner makes an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment Options will also be subject to American Franklin's rules at the time of selection. Currently, these alternate payment options are only available if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

     The following payment options are generally available:

          INCOME PAYMENTS FOR A FIXED PERIOD: American Franklin will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

          LIFE INCOME WITH PAYMENTS GUARANTEED FOR A FIXED TERM OF YEARS:
     American Franklin will pay the money at agreed intervals as a definite number of equal payments and as long thereafter as the payee lives. The Policy Owner (or beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

          PROCEEDS AT INTEREST: THE MONEY WILL STAY ON DEPOSIT WITH AMERICAN FRANKLIN WHILE THE PAYEE IS ALIVE. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed upon intervals.

          FIXED AMOUNT: American Franklin will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

     American Franklin guarantees interest under the foregoing options at the rate of 3% a year.

     American Franklin may also pay or credit excess interest on the options from time to time. The rate and manner of payment or crediting will be determined by American Franklin. Under the second option no excess interest will be paid on the part of the proceeds used to provide payments beyond the fixed term of years.

     The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

     American Franklin must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to American Franklin's rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

     A Policy Owner may change his or her choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. (See "The Beneficiary," below). Any amounts paid under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

                                 THE BENEFICIARY

     An applicant for a policy must name a beneficiary when he or she applies for a policy. The beneficiary is entitled to the insurance benefits of the policy. The Policy Owner may change the beneficiary during the Insured Person's lifetime by written notice satisfactory to American Franklin at its Administrative Office. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions taken by American Franklin under the Policy before American Franklin receives the notice at its Administrative Office. If the beneficiary is changed, any previous arrangement made as to a payment option for benefits is canceled. A payment option for the new beneficiary may be chosen.

     At the time of the Insured Person's death, the benefit will be paid equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, the death benefit will be paid to the Policy Owner, or to the executors or administrators of the Policy Owner.

                             ASSIGNMENT OF A POLICY

     The Policy Owner may assign (transfer) his or her rights in a policy to someone else as collateral for a loan or for some other reason. In order to do so the Policy Owner must send a copy of the assignment to American Franklin's Administrative Office. American Franklin is not responsible for any payment made or any action taken before it has received notice of the assignment (or of termination of the assignment) or for the validity of the assignment. An absolute assignment is a change of ownership. The federal income tax treatment of a policy that has been assigned for valuable consideration may be different from the federal income tax treatment described herein.

                             EMPLOYEE BENEFIT PLANS

     Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of EquiBuilder II policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     The policies described herein are not intended for use in connection with qualified plans or trusts under the Code.

                               PAYMENT OF PROCEEDS

     American Franklin will pay any death benefits, Net Cash Surrender Value or loan proceeds within seven days after it receives the required form or request (and other documents that may be required) at its Administrative Office. Death benefits are determined as of the date of death of the Insured Person and will not be affected by subsequent changes in the unit values of the investment divisions of the Separate Account. Interest will be paid in respect of the period from the date of death to the date of payment.

     American Franklin may, however, delay payment for one or more of the following reasons:

          American Franklin contests the policy or is deciding whether or not to contest the policy;

          American Franklin cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the Securities and Exchange Commission has declared that an emergency exists; or

          The Securities and Exchange Commission by order permits American Franklin to delay payment to protect the Policy Owners.

     American Franklin may defer payment of any Net Cash Surrender Value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. American Franklin will pay interest of at least 3% a year from the date a request for withdrawal of Net Cash Surrender Value is received if payment from the Guaranteed Interest Division is delayed more than 30 days.

                                    DIVIDENDS

     No dividends are paid on the policies offered by this Prospectus.

                          DISTRIBUTION OF THE POLICIES

     Franklin Financial Services Corporation ("Franklin Financial"), a Delaware corporation and a wholly-owned subsidiary of The Franklin Life Insurance Company, is the principal underwriter, as defined by the Investment Company Act of 1940, of the EquiBuilder II policies for the Separate Account under a Sales Agreement between Franklin Financial and the Separate Account. Franklin Financial's principal executive office is at #1 Franklin Square, Springfield, Illinois 62713.

     Franklin Financial is registered with the Securities and Exchange Commission as a broker-dealer under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Franklin Financial also acts as principal underwriter for Franklin Life Variable Annuity Funds A and B and Franklin Life Money Market Variable Annuity Fund C, which are separate accounts of The Franklin Life Insurance Company and registered investment companies issuing interests in variable annuity contracts. Franklin Financial also acts as principal underwriter for Separate Account VUL of American Franklin, which is a registered investment company issuing interests in variable life insurance contracts having policy features that are similar to those of EquiBuilder II policies but the assets of which are invested in a different open-end management investment company. American Franklin no longer offers new policies having an interest in that separate account. Franklin Financial is the principal underwriter of American Franklin's EquiBuilder III variable life insurance policies under which interests in the Separate Account are issued. The EquiBuilder III policies have policy features that are similar to those of the EquiBuilder II policies but have a different sales charge structure.

     Policies are sold primarily by persons who are insurance agents or brokers for American Franklin authorized by applicable law to sell life and other forms of personal insurance, including variable life insurance. Pursuant to an agreement between American Franklin and Franklin Financial, Franklin Financial has agreed to employ and supervise agents chosen by American Franklin to sell the policies and to use its best efforts to qualify such persons as registered representatives of Franklin Financial.

     Franklin Financial incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the policies pursuant to a Sales Agreement with American Franklin. Surrender charges imposed in connection with the surrender of a policy and certain reductions of Face Amount are paid to Franklin Financial as a means to recover sales expenses. Surrender charges are not necessarily related to Franklin Financial's actual sales expenses in any particular year. To the extent sales expenses are not covered by surrender charges, Franklin Financial will cover them from other assets.

     Commissions earned by registered representatives of Franklin Financial on the sale of the policies range up to 90% of premiums paid during the first policy year. For policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. Pursuant to an Agreement between American Franklin and Franklin Financial, American Franklin has agreed to pay such commissions and Franklin Financial has agreed to remit to American Franklin the excess of all surrender charges paid to Franklin Financial over the sales and promotional expenses incurred by Franklin Financial to the extent necessary to reimburse American Franklin for commissions or other remuneration paid in connection with sales of the policies. Such Agreement also provides that the amount of such commissions and other remuneration not so reimbursed shall be deemed to have been contributed by American Franklin to the capital of Franklin Financial. Commissions and other remuneration will be paid by American Franklin from other sources, including mortality and expense risk charges or other charges in connection with the EquiBuilder II policies, or from its General Account to the extent it does not receive reimbursement from Franklin Financial.



     Commissions paid on policies issued under Separate Accounts VUL and VUL-2 of American Franklin during the year 1998 were $22,024,072.



     Franklin Financial also may enter into agreements with American Franklin and each such agent with respect to the supervision of such agent. The policies also may be sold by persons who are registered representatives of other registered broker-dealers who are members of the National Association of Securities Dealers, Inc., and with whom Franklin Financial may enter into a selling agreement.

     Registration as a broker-dealer does not mean that the Securities and Exchange Commission has in any way passed upon the financial standing, fitness or conduct of any broker or dealer, upon the merits of any securities offering or upon any other matter relating to the business of any broker or dealer. Salesmen and employees selling policies, where required, are also licensed as securities salesmen under state law.
                                  APPLICATIONS

     When an application for a policy is completed, it is submitted to American Franklin. American Franklin makes the decision to issue a policy based on the information in the application and its standards for issuing insurance and classifying risks. If it decides not to issue a policy, any premium paid will be refunded.
                             REINSURANCE AGREEMENTS

     American Franklin has entered into a reinsurance agreement with Integrity Life Insurance Company ("Integrity") in respect of the EquiBuilder II policies. This agreement was terminated as to policies sold on or after January 1, 1997 but will continue as to business in force prior to that date.

     Integrity is a subsidiary of ARM Financial Group, Inc., a financial services company controlled by Morgan Stanley & Co. Incorporated, an investment banking firm headquartered in New York, New York.

         American Franklin has also entered into a modified coinsurance agreement effective January 1, 1997 with The Franklin, under which The Franklin reinsures on a modified coinsurance basis a portion of the risk under EquiBuilder II policies issued after January 1, 1997.

                             ADMINISTRATIVE SERVICES

     While American Franklin has primary responsibility for all administration of the Policies, American General Life Companies ("AGLC") has agreed pursuant to a services agreement among American General Corporation and almost all of its subsidiaries to provide the following administrative services in connection with the Policies: (1) the purchase and redemption of shares of the portfolios of the Funds and (2) the determination of unit values for each investment division of the Separate Account. American Franklin and AGLC are parties to the services agreement. Pursuant to such agreement, American Franklin reimburses AGLC for the costs and expenses which AGLC incurs in providing such administrative services in connection with the Policies, but neither American Franklin nor AGLC incurs a loss or realizes a profit by reason thereof.

                                STATE REGULATION

     As a life insurance company organized and operated under Illinois law, American Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of American Franklin for the preceding year and its financial condition on December 31 of such year. American Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

     In addition, American Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the law of Illinois in determining permissible investments for American Franklin.

                              YEAR 2000 TRANSITION

     INTERNAL SYSTEMS. American Franklin's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are being undertaken by its key business units with centralized oversight. Each business unit, including American Franklin, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.



     While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of American Franklin's information technology and non-information technology systems; (2) assess which items in the inventory may expose American Franklin to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and (5) return the systems to operations. As of December 31, 1998, substantially all of American Franklin's critical systems were Year 2000 ready and had been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.





     THIRD PARTY RELATIONSHIPS. American Franklin has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) American Franklin and include organizations with which American Franklin exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that American Franklin exercises less, or no, control over Year 2000 readiness. American Franklin has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC had identified and assessed approximately 700 critical third party dependencies, including those relating to American Franklin. A more detailed evaluation was completed during the first quarter 1999 as part of American Franklin's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, American Franklin's testing activities will extend through 1999.

     CONTINGENCY PLANS. American Franklin and its affiliates have commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk;
(2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the application action plans. American Franklin is currently developing contingency plans and expects to substantially complete all contingency planning activities during the second quarter of 1999.





     RISKS AND UNCERTAINTIES. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, American Franklin believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on American Franklin future results of operations, liquidity, or financial condition. However, due to the size and complexity of this project, risks and uncertainties exist, and American Franklin is not able to predict a most reasonably likely worst case scenario. If conversion of American Franklin's internal systems is not completed on a timely basis (due to non-performance by significant third-party vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing American Franklin's plans) or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on American Franklin's operations following the turn of the century.

     COSTS. Through December 31, 1998, American Franklin has incurred, and anticipates that it will continue to incur, costs for internal staff, third-party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on American Franklin's results of operations or financial condition. In addition, American Franklin has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are not passed to divisions of the Separate Account.


                                  LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                LEGAL PROCEEDINGS

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance and sales practices, and a number of these lawsuits have resulted in substantial settlements. American Franklin is a defendant in such purported class action lawsuits filed since 1996, asserting claims related to pricing and sales practices. On December 16, 1998, AGC announced that certain of its life insurance subsidiaries had entered into agreements to resolve the market conduct class action lawsuits. The settlements are not final until approval by the courts and until the respective time periods for filing appeals have been finally resolved. If court approvals are obtained and appeals are not taken, it is expected the settlements will be final in the third quarter of 1999. The proposed settlements will not have a material impact on American Franklin's financial condition or business operations.



     American Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, American Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on American Franklin=s results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

                                     EXPERTS

     The statement of net assets as of December 31, 1998 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended of the Separate Account, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The financial statements of American Franklin at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. Such financial statements referred to above are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     Actuarial matters in this Prospectus have been examined by Robert M. Beuerlein, who is Senior Vice President - Actuarial and Financial of American Franklin. His opinion on actuarial matters is filed as an exhibit to the Registration Statement relating to the policies filed with the SEC.

                             REGISTRATION STATEMENT

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning American Franklin, the Separate Account and the policies offered hereby. Statements contained in this Prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                          OTHER POLICIES AND CONTRACTS

     American Franklin may offer, under other prospectuses, other variable life policies or variable annuity contracts having interests in the Separate Account and containing terms and conditions different from those of the policies offered hereby. Interests in the Separate Account are also issued under American Franklin's EquiBuilder III variable life insurance policies, which have policy features that are similar to those of EquiBuilder II policies but which have a different sales charge structure.

                                   MANAGEMENT

     The following persons hold the positions designated with respect to American Franklin. The table also shows their principal occupations during the past five years and any positions held with The Franklin and Franklin Financial.



                                                                                POSITION HELD WITH AMERICAN
                                    PRINCIPAL OCCUPATIONS                       FRANKLIN AND FRANKLIN FINANCIAL
                                    ---------------------                       -------------------------------
Robert M. Beuerlein            Senior Vice President-Actuarial/Financial          Director, Senior Vice
                               and Treasurer, The Franklin since December         President-Actual/Financial and
                               of 1998; Senior Vice President-Actuarial,          Treasurer, American Franklin and
                               The Franklin, prior thereto; Director, The         Franklin Financial
                               Franklin.

Pauletta P. Cohn**             Secretary, The Franklin, since July 21,            Secretary, American Franklin; Assistant
                               1998; Associate General Counsel and                Secretary, Franklin Financial.
                               Secretary, American General Life
                               Companies, Houston, Texas, since July 21, 1998;
                               Senior Attorney, American General Corporation
                               from 1993 to 1998.

                                       45


Brady W. Creel                 Senior Vice President, Chief Marketing             Director, Senior Vice President and
                               Officer and Director, The Franklin since           Chief Marketing Officer, American
                               September 3, 1996; Regional Manger, The            Franklin.
                               Franklin, prior to September, 1996.

Barbara Fossum                 Senior Vice President, The Franklin, since         Senior Vice President, American Franklin.
                               March 20, 1998; Vice President, The
                               Franklin, from June, 1995, to March 20, 1998;
                               Vice President, American General Life Insurance
                               Company, Houston, Texas, prior to June, 1995.

Ross D. Friend**               Senior Vice President and Chief Compliance         Senior Vice President and Chief
                               Officer, The Franklin, since December of           Compliance Officer, American Franklin
                               1998; Senior Vice President and Chief              and Franklin Financial.
                               Compliance Officer, American General Life
                               Companies, Houston, Texas, since December
                               of 1998; Senior Vice President and General
                               Counsel, The Franklin, from September,
                               1996 to December, 1998;
                               Attorney-In-Charge, Prudential Life
                               Insurance Company, Jacksonville, Florida,
                               from July, 1995 to September, 1996; Chief
                               Legal Officer, Confederation Life
                               Insurance Company, Atlanta, Georgia, prior
                               to July, 1995.

Rodney O. Martin, Jr.**        Chairman, President and Chief Executive            Director and Senior Chairman, American
                               Officer, American General Life Companies,          Franklin.
                               Houston, Texas, since December of 1998;
                               President and Chief Executive Officer, American
                               General Life Insurance Company, Houston, Texas,
                               August, 1996 to December of 1998; President,
                               American General Life Insurance Company of
                               New York, Syracuse, New York, from November, 1995
                               to August, 1996; Vice President, Connecticut
                               Mutual Life Insurance Company, Hartford,
                               Connecticut, prior to November, 1995.

Jon P. Newton*                 Director and Vice Chairman, The Franklin,          Director and Vice Chairman, American
                               since January 31, 1996; Vice Chairman,             Franklin.
                               American General Corporation, Houston, Texas
                               since April, 1997; Vice Chairman and General
                               Counsel, American General Corporation, from
                               October, 1995 to April, 1997; Senior Vice
                               President and General Counsel, American General
                               Corporation, prior to October, 1995.

                                       46


Michael M. Nicholson           Director and President, The Franklin,              Director and President, American Franklin
                               since August, 1998; Senior Vice President,
                               General American Life Insurance Company, from
                               January, 1994 to August, 1998; self-employed
                               insurance agent prior to January, 1994.

Gary D. Reddick**              Executive Vice President, American General         Vice Chairman and Director, American
                               Life Companies, Houston, Texas, since              Franklin; Director and Vice Chairman,
                               December, 1998; Director, The Franklin,            Franklin Financial.
                               since February, 1995; Vice Chairman, The
                               Franklin, since July 1, 1997; Executive
                               Vice President, The Franklin, from
                               February, 1995 to July 1, 1997; Senior
                               Vice President, American General
                               Corporation, Houston, Texas prior to
                               February, 1995; Senior Vice President,
                               American General Life Insurance Company,
                               Houston, Texas, prior to October, 1994.

Richard W. Scott*              Executive Vice President and Chief                 Vice President and Chief Investment
                               Investment Officer, American General               Officer, American Franklin.
                               Corporation, Houston, Texas, since
                               February, 1998; Vice Chairman and Chief
                               Investment Officer, Western National
                               Corporation, Houston, Texas, from
                               February, 1997 to February, 1998; Vice
                               Chairman, Chief Investment Officer and
                               General Counsel, Western National
                               Corporation, from July, 1996 to February,
                               1997; Executive Vice President, General
                               Counsel and Chief Investment Officer,
                               Western National Corporation, from May,
                               1995 to July, 1996; Executive Vice
                               President and General Counsel, Western
                               National Corporation, from February, 1994
                               to May, 1995; Partner, Vinson & Elkins
                               LLP, Houston, Texas, prior to February,
                               1994.

                                        47


William A. Simpson             Director and Chief Executive Officer, The          Director and Chief Executive Officer,
                               Franklin, since September 5, 1997;                 American Franklin; Director, Franklin
                               President, The Franklin, from September,           Financial.
                               1997 to August, 1998; President and Chief
                               Executive Officer, The Old Line Life
                               Insurance Company of America, Milwaukee,
                               Wisconsin from May 1, 1990 to September 8,
                               1997; President-Life Insurance Division,
                               USLIFE Corporation, New York, New York
                               from February, 1996 to May, 1996;
                               President and Chief Executive Officer,
                               USLIFE Corporation from January, 1995 to
                               February, 1996; Vice Chairman and Chief
                               Executive Officer, All American Life
                               Insurance Company, Chicago, Illinois from
                               October 25, 1994 to May 1, 1995; President
                               and Chief Executive Officer, All American
                               Life Insurance Company, from April 16,
                               1990 to October 25, 1994.

T. Clayton Spires              Director, Corporate Tax, The Franklin,             Director, Corporate Tax, American
                               since February 3, 1997; Assistant Vice             Franklin.
                               President and Tax Manager, First Colony
                               Life, Lynchburg, Virginia, prior to
                               February, 1997.

Christian D. Weiss             Controller, The Franklin, since June,              Director-Controller, American Franklin.
                               1997;  Assistant Controller, ReliaStar
                               Financial Corp., Arlington, Virginia, from
                               January, 1994 to June, 1997; Senior
                               Manager, Ernst & Young LLP, Richmond, Virginia,
                               prior to January, 1994.

Diane S. Workman               Vice President-Administration, American            Vice President-Administration, American
                               Franklin.                                          Franklin.



     The principal business address of each individual with an asterisk next to his name is 2929 Allen Parkway, Houston, Texas 77019. The principal business address of each individual with two asterisks next to his name is 2727-A Allen Parkway, Houston, Texas 77019. The principal business address of each other individual is in care of The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois 62713.

                                                                      Appendix A



                          Index To Financial Statements






                                                                                    Page
                                                                                    ----

The Separate Account:

    Report of Independent Auditors.............................................        F-2

    Audited Financial Statements:

       Statement of Net Assets, December 31, 1998 .............................    F-3-F-5

       Statement of Operations for the year ended December 31, 1998............    F-6-F-8

       Statements of Changes in Net Assets for the years ended December
          31, 1998 and 1997....................................................   F-9-F-11

       Notes to Financial Statements ..........................................  F-12-F-16

The American Franklin Life Insurance Company:*

    Report of Independent Auditors.............................................       F-17

    Audited Financial Statements:

       Statement of Operations for the years ended December 31, 1998, 1997
          and 1996.............................................................       F-18

       Balance Sheet, December 31, 1998 and 1997...............................       F-19

       Statement of Shareholder's Equity for the years ended December 31,
          1998, 1997 and 1996..................................................       F-20

       Statement of Cash Flows for the years ended December 31, 1998, 1997
          and 1996.............................................................       F-21

       Notes to Financial Statements ..........................................  F-22-F-32





----------

* The financial statements of American Franklin contained herein should be considered only as bearing upon the ability of American Franklin to meet its obligations under the policies offered hereby.

                         REPORT OF INDEPENDENT AUDITORS





Board of Directors
The American Franklin Life Insurance Company
Policyowners of Separate Account VUL-2





We have audited the accompanying statement of net assets of Separate Account VUL-2 (comprising, respectively, the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP High Income, VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth, and VIPII Contrafund, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, MFS Utilities, and MFS Value Divisions) as of December 31, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years then ended for the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP High Income, VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth and VIPII Contrafund Divisions and the related statements of operations and changes in net assets for the MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, MFS Utilities, and MFS Value Divisions for the period from May 1, 1998 (date of inception) to December 31, 1998. These financial statements are the responsibility of Separate Account VUL-2 management. Our responsibility is to express an opinion on these financial statements based on our audits.





We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.





In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting Separate Account VUL-2 at December 31, 1998, and the results of their operations and changes in net assets for the periods referred to above in conformity with generally accepted accounting principles.





                                        Ernst & Young LLP






Chicago, Illinois
February 16, 1999

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF NET ASSETS
DECEMBER 31, 1998







                                                                  VARIABLE INSURANCE PRODUCTS FUND
                                       ----------------------------------------------------------------------------------
                                           VIP               VIP                                                 VIP
                                          MONEY            EQUITY-            VIP               VIP              HIGH
                                          MARKET           INCOME            GROWTH           OVERSEAS          INCOME
                                         DIVISION         DIVISION          DIVISION          DIVISION         DIVISION
                                       ------------     ------------      ------------      ------------     ------------
Investments in Funds at fair value
   ( cost: see below)                  $  4,437,445     $ 54,194,406      $ 81,878,257      $ 11,233,509     $  2,882,181
Due from (to) general account                64,823          (28,710)          (18,565)           78,106           (1,342)
                                       ------------     ------------      ------------      ------------     ------------
NET ASSETS                             $  4,502,268     $ 54,165,696      $ 81,859,692      $ 11,311,615     $  2,880,839
                                       ------------     ------------      ------------      ------------     ------------
                                       ------------     ------------      ------------      ------------     ------------
Unit value                             $     132.28     $     329.63      $     373.90      $     191.40     $     156.98
                                       ------------     ------------      ------------      ------------     ------------
                                       ------------     ------------      ------------      ------------     ------------
Units outstanding                            34,035          164,324           218,934            59,098           18,351
                                       ------------     ------------      ------------      ------------     ------------
                                       ------------     ------------      ------------      ------------     ------------
Cost of investments                    $  4,521,180     $ 43,041,827      $ 54,801,021      $ 10,004,212     $  3,088,375
                                       ------------     ------------      ------------      ------------     ------------
                                       ------------     ------------      ------------      ------------     ------------






SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1998






                                                           VARIABLE INSURANCE PRODUCTS FUND II
                                        ----------------------------------------------------------------------------------
                                          VIPII                                                VIPII
                                        INVESTMENT         VIPII             VIPII             ASSET             VIPII
                                          GRADE            ASSET             INDEX            MANAGER:           CONTRA-
                                           BOND           MANAGER             500              GROWTH             FUND
                                         DIVISION         DIVISION          DIVISION          DIVISION          DIVISION
                                       ------------     ------------      ------------      ------------      ------------
Investments in Funds at fair value
    (cost: see below)                  $  2,312,465     $ 31,731,884      $ 33,286,972      $  7,838,860      $ 25,393,704

Due from (to) general account                 3,602          (40,989)          (55,710)           (9,125)          (17,633)
                                       ------------     ------------      ------------      ------------      ------------
NET ASSETS                             $  2,316,067     $ 31,690,895      $ 33,231,262      $  7,829,735      $  25,376,071
                                       ------------     ------------      ------------      ------------      ------------
                                       ------------     ------------      ------------      ------------      ------------
Unit value                             $     157.66     $     232.11      $     295.61      $     196.85      $     229.00
                                       ------------     ------------      ------------      ------------      ------------
                                       ------------     ------------      ------------      ------------      ------------
Units outstanding                            14,690          136,532           112,414            39,775           110,811
                                       ------------     ------------      ------------      ------------      ------------
                                       ------------     ------------      ------------      ------------      ------------
Cost of investments                    $  2,156,277     $ 26,788,005      $ 24,496,035      $  6,792,472      $ 19,033,712
                                       ------------     ------------      ------------      ------------      ------------
                                       ------------     ------------      ------------      ------------      ------------






SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1998






                                                                      MFS VARIABLE INSURANCE TRUST
                                       ---------------------------------------------------------------------------------------
                                                                           MFS
                                           MFS                            GROWTH          MFS
                                        EMERGING            MFS            WITH          TOTAL          MFS             MFS
                                         GROWTH          RESEARCH         INCOME         RETURN       UTILITIES        VALUE
                                        DIVISION         DIVISION        DIVISION       DIVISION      DIVISION       DIVISION
                                       -----------      -----------      ---------      ---------     ---------      ---------
Investments in Funds at fair value
    (cost:  see below)                 $ 1,505,947      $ 1,284,799      $ 619,319      $ 591,362     $ 454,919      $ 627,301

Due from (to) general account                 (242)             (52)           (76)            35           (56)        (1,392)
                                       -----------      -----------      ---------      ---------     ---------      ---------
NET ASSETS                             $ 1,505,705      $ 1,284,747      $ 619,243      $ 591,397     $ 454,863      $ 625,909
                                       -----------      -----------      ---------      ---------     ---------      ---------
                                       -----------      -----------      ---------      ---------     ---------      ---------
Unit value                             $    113.74      $    104.90      $  107.39      $  103.73     $  106.58      $  105.18
                                       -----------      -----------      ---------      ---------     ---------      ---------
                                       -----------      -----------      ---------      ---------     ---------      ---------
Units outstanding                           13,238           12,247          5,767          5,701         4,268          5,951
                                       -----------      -----------      ---------      ---------     ---------      ---------
                                       -----------      -----------      ---------      ---------     ---------      ---------
Cost of investments                    $ 1,253,528      $ 1,144,706      $ 561,750      $ 558,494     $ 424,494      $ 572,986
                                       -----------      -----------      ---------      ---------     ---------      ---------
                                       -----------      -----------      ---------      ---------     ---------      ---------






SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998






                                                                    VARIABLE INSURANCE PRODUCTS FUND
                                              ----------------------------------------------------------------------------
                                                 VIP               VIP                                            VIP
                                                MONEY            EQUITY-          VIP             VIP             HIGH
                                                MARKET           INCOME          GROWTH         OVERSEAS         INCOME
                                               DIVISION         DIVISION        DIVISION        DIVISION        DIVISION
                                              -----------      -----------     -----------     -----------     -----------

Net investment income (expense)

Income
    Dividends                                 $   143,599      $ 2,655,378     $ 7,473,038     $   738,344     $   285,271

Expenses
    Mortality and expense risk charge              26,798          371,485         505,739          81,400          21,335
                                              -----------      -----------     -----------     -----------     -----------
Net investment income (expense)                   116,801        2,283,893       6,967,299         656,944         263,936

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
    Net realized gain (loss)                         --            405,037         876,982         150,702          27,178
    Net unrealized appreciation
     (depreciation)
      Beginning of year                           (14,560)       8,098,752      11,954,335         928,734         243,620
      End of year                                 (83,735)      11,152,579      27,077,236       1,229,297        (206,194)
                                              -----------      -----------     -----------     -----------     -----------
    Net change in unrealized appreciation
     (depreciation) during the year               (69,175)       3,053,827      15,122,901         300,563        (449,814)
                                              -----------      -----------     -----------     -----------     -----------
Net realized and unrealized gain (loss
 on investments)                                  (69,175)       3,458,864      15,999,883         451,265        (422,636)
                                              -----------      -----------     -----------     -----------     -----------
Net increase (decrease) in net assets
 resulting from operations                    $    47,626      $ 5,742,757     $22,967,182     $ 1,108,209     $  (158,700)
                                              -----------      -----------     -----------     -----------     -----------
                                              -----------      -----------     -----------     -----------     -----------






SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 1998






                                                               VARIABLE INSURANCE PRODUCTS FUND II
                                              ----------------------------------------------------------------------
                                                VIPII                                        VIPII
                                              INVESTMENT       VIPII          VIPII          ASSET           VIPII
                                                GRADE          ASSET          INDEX         MANAGER:        CONTRA-
                                                 BOND         MANAGER          500           GROWTH          FUND
                                               DIVISION       DIVISION       DIVISION       DIVISION       DIVISION
                                              ----------     ----------     ----------     ----------     ----------
Net investment income (expense)

Income
      Dividends                               $  106,859     $3,425,567     $  730,351     $  524,069     $  830,942

Expenses
      Mortality and expense risk charge           17,044        228,879        188,527         45,053        143,634
                                              ----------     ----------     ----------     ----------     ----------
Net investment income
(expense)                                         89,815      3,196,688        541,824        479,016        687,308

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
   Net realized gain (loss)                       46,148        203,507        397,039         10,497        165,251
   Net unrealized appreciation
     (depreciation)
     Beginning of year                           134,208      4,103,907      3,002,532        508,809      1,890,354
     End of year                                 156,188      4,943,879      8,790,937      1,046,388      6,359,992
                                              ----------     ----------     ----------     ----------     ----------
    Net change in unrealized appreciation
      (depreciation) during the year              21,980        839,972      5,788,405        537,579      4,469,638
                                              ----------     ----------     ----------     ----------     ----------
Net realized and unrealized gain (loss)
   on investments                                 68,128      1,043,479      6,185,444        548,076      4,634,889
                                              ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net assets
   resulting from operations                  $  157,943     $4,240,167     $6,727,268     $1,027,092     $5,322,197
                                              ----------     ----------     ----------     ----------     ----------
                                              ----------     ----------     ----------     ----------     ----------






SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 1998






                                                                      MFS VARIABLE INSURANCE TRUST*
                                           -------------------------------------------------------------------------------------
                                                                           MFS
                                             MFS                          GROWTH          MFS
                                           EMERGING         MFS            WITH          TOTAL           MFS            MFS
                                            GROWTH        RESEARCH        INCOME         RETURN        UTILITIES       VALUE
                                           DIVISION       DIVISION       DIVISION       DIVISION       DIVISION       DIVISION
                                           ---------      ---------      ---------      ---------      ---------      ---------
Net investment income (expense)

Income
  Dividends                                $    --        $    --        $    --        $    --        $    --        $    --

Expenses
  Mortality and expense risk charge            2,485          2,082            688          1,042          1,577          1,230
                                           ---------      ---------      ---------      ---------      ---------      ---------
Net investment income (expense)               (2,485)        (2,082)          (688)        (1,042)        (1,577)        (1,230)

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Net realized gain (loss)                    (880)        (1,176)           140           (502)           (10)        13,534
    Net unrealized appreciation
      (depreciation)
           Beginning of year                    --             --             --             --             --             --
           End of year                       252,419        140,093         57,569         32,868         30,425         54,315
                                           ---------      ---------      ---------      ---------      ---------      ---------
    Net change in unrealized
     appreciation(depreciation) during
      the year                               252,419        140,093         57,569         32,868         30,425         54,315
                                           ---------      ---------      ---------      ---------      ---------      ---------
    Net realized and unrealized gain
      (loss) on investments                  251,539        138,917         57,709         32,366         30,415         67,849
                                           ---------      ---------      ---------      ---------      ---------      ---------
    Net increase (decrease) in net
      assets resulting from operations     $ 249,054      $ 136,835      $  57,021      $  31,324      $  28,838      $  66,619
                                           ---------      ---------      ---------      ---------      ---------      ---------
                                           ---------      ---------      ---------      ---------      ---------      ---------








*       FOR THE PERIOD FROM MAY 1, 1998 (DATE OF INCEPTION) TO DECEMBER 31,
        1998.





SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF CHANGES IN NET ASSETS






                                                                        VARIABLE INSURANCE PRODUCTS FUND
                                               -----------------------------------------------------------------------------------
                                                   VIP                VIP                                                  VIP
                                                  MONEY             EQUITY-            VIP               VIP               HIGH
                                                  MARKET            INCOME            GROWTH           OVERSEAS           INCOME
                                                 DIVISION          DIVISION          DIVISION          DIVISION          DIVISION
                                               ------------      ------------      ------------      ------------      -----------
Year Ended December 31, 1998

FROM OPERATIONS:
     Net investment income (expense)           $    116,801      $  2,283,893      $  6,967,299      $    656,944      $   263,936
     Net realized gain (loss) on investments           --             405,037           876,982           150,702           27,178
     Net change in unrealized appreciation
       (depreciation) on investments                (69,175)        3,053,827        15,122,901           300,563         (449,814)

Net increase (decrease) in net assets from
  operations                                         47,626         5,742,757        22,967,182         1,108,209         (158,700)
FROM POLICY RELATED TRANSACTIONS:
     Net contract purchase payments              18,043,987        14,163,958        16,320,192         3,010,083        1,104,184
     Withdrawals                                 (1,147,285)       (8,392,173)      (11,303,864)       (1,817,197)        (606,904)
     Transfers between Separate Account
       VUL-2 divisions, net                     (15,552,224)        2,808,460         2,158,143          (203,758)         127,361
                                               ------------      ------------      ------------      ------------      -----------
Net increase in net assets from policy
  related transactions                            1,344,478         8,580,245         7,174,471           989,128          624,641
                                               ------------      ------------      ------------      ------------      -----------
Net increase in net assets                        1,392,104        14,323,002        30,141,653         2,097,337          465,941
Net assets, beginning of year                     3,110,164        39,842,694        51,718,039         9,214,278        2,414,898
                                               ------------      ------------      ------------      ------------      -----------
Net assets, end of year                        $  4,502,268      $ 54,165,696      $ 81,859,692      $ 11,311,615      $ 2,880,839
                                               ------------      ------------      ------------      ------------      -----------
                                               ------------      ------------      ------------      ------------      -----------

YEAR ENDED DECEMBER 31, 1997

FROM OPERATIONS:
     Net investment income (expense)           $    158,416      $  2,318,177      $    988,029      $    545,926      $    96,953
     Net realized gain on investments                  --             241,758           381,365            61,268           16,743
     Net change in unrealized appreciation
      (depreciation) on investments                  (6,214)        3,810,380         5,587,827           141,789          170,480
                                               ------------      ------------      ------------      ------------      -----------
Net increase in net
assets from operations                              152,202         6,370,315         6,957,221           748,983          284,176
FROM POLICY RELATED TRANSACTIONS:
     Net contract purchase payments              15,768,314        12,119,616        14,879,501         2,855,311          936,633
     Withdrawals                                 (1,274,078)       (5,951,910)       (7,325,640)       (1,502,429)        (374,337)
     Transfers between Separate Account
       VUL-2 divisions, net                     (14,692,099)        3,478,823         2,739,351           369,757          339,645
                                               ------------      ------------      ------------      ------------      -----------
Net increase (decrease) in net assets from
  policy related transactions                      (197,863)        9,646,529        10,293,212         1,722,639          901,941
                                               ------------      ------------      ------------      ------------      -----------
Net Increase (decrease) in net assets               (45,661)       16,016,844        17,250,433         2,471,622        1,186,117
Net assets, beginning of year                     3,155,825        23,825,850        34,467,606         6,742,656        1,228,781
                                               ------------      ------------      ------------      ------------      -----------
Net assets, end of year                        $  3,110,164      $ 39,842,694      $ 51,718,039      $  9,214,278      $ 2,414,898
                                               ------------      ------------      ------------      ------------      -----------
                                               ------------      ------------      ------------      ------------      -----------






SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)






                                                                       VARIABLE INSURANCE PRODUCTS FUND II
                                                 ----------------------------------------------------------------------------------
                                                    VIPII                                               VIPII
                                                 INVESTMENT          VIPII             VIPII            ASSET              VIPII
                                                   GRADE             ASSET             INDEX           MANAGER:           CONTRA-
                                                    BOND            MANAGER             500             GROWTH             FUND
                                                  DIVISION          DIVISION          DIVISION         DIVISION          DIVISION
                                                 -----------      ------------      ------------      -----------      ------------
YEAR ENDED DECEMBER 31, 1998
Change in net assets
From operations:
     Net investment income (expense)             $    89,815      $  3,196,688      $    541,824      $   479,016      $    687,308
     Net realized gain (loss) on investments          46,148           203,507           397,039           10,497           165,251
     Net change in unrealized appreciation
      (depreciation) on investments                   21,980           839,972         5,788,405          537,579         4,469,638
                                                 -----------      ------------      ------------      -----------      ------------
Net increase (decrease) in net assets
 from operations                                     157,943         4,240,167         6,727,268        1,027,092         5,322,197
FROM POLICY RELATED TRANSACTIONS:
        Net contract purchase payments               485,792         5,773,958        10,353,647        3,131,484         8,348,551
        Withdrawals                                 (439,642)       (4,714,381)       (5,713,776)      (1,426,100)       (3,884,561)
        Transfers between Separate Account
           VUL-2 divisions, net                      101,464           (90,460)        4,513,723        1,021,698         2,413,432
                                                 -----------      ------------      ------------      -----------      ------------
Net increase in net assets from policy
        related transactions                         147,614           969,117         9,153,594        2,727,082         6,877,422
                                                 -----------      ------------      ------------      -----------      ------------
Net Increase in net assets                           305,557         5,209,284        15,880,862        3,754,174        12,199,619
Net assets, beginning of year                      2,010,510        26,481,611        17,350,400        4,075,561        13,176,452
                                                 -----------      ------------      ------------      -----------      ------------
Net assets, end of year                          $ 2,316,067      $ 31,690,895      $ 33,231,262      $ 7,829,735      $ 25,376,071
                                                 -----------      ------------      ------------      -----------      ------------
                                                 -----------      ------------      ------------      -----------      ------------
CHANGE IN NET ASSETS
From operations:
     Net investment income (expense)             $    87,142      $  2,345,559      $    165,303      $   (15,396)     $    111,472
     Net realized gain on investments                 11,679           150,118           203,061           18,249            65,136
     Net change in unrealized appreciation
      (depreciation) on investments                   43,713         1,171,913         2,139,824          430,039         1,306,437
                                                 -----------      ------------      ------------      -----------      ------------
Net increase in net assets from operations           142,534         3,667,590         2,508,188          432,892         1,483,045
FROM POLICY RELATED TRANSACTIONS:
     Net contract purchase payments                  525,371         5,954,601         6,747,739        1,946,149         6,031,891
     Withdrawals                                    (329,478)       (3,858,162)       (2,283,537)        (707,474)       (1,947,161)
     Transfers between Separate Account
      VUL-2 divisions, net                           (21,180)          109,203         3,935,049        1,105,963         2,638,620
                                                 -----------      ------------      ------------      -----------      ------------
Net increase (decrease) in net assets from
 policy related transactions                         174,713         2,205,642         8,399,251        2,344,638         6,723,350
                                                 -----------      ------------      ------------      -----------      ------------
Net increase (decrease) in net assets                317,247         5,873,232        10,907,439        2,777,530         8,206,395
Net assets, beginning of year                      1,693,263        20,608,379         6,442,961        1,298,031         4,970,057
                                                 -----------      ------------      ------------      -----------      ------------
Net assets, end of year                          $ 2,010,510      $ 26,481,611      $ 17,350,400      $ 4,075,561      $ 13,176,452
                                                 -----------      ------------      ------------      -----------      ------------
                                                 -----------      ------------      ------------      -----------      ------------







SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)






                                                                          MFS VARIABLE INSURANCE TRUST
                                                 -------------------------------------------------------------------------------
                                                                                 MFS
                                                    MFS                         GROWTH        MFS
                                                  EMERGING          MFS          WITH        TOTAL         MFS          MFS
PERIOD FROM MAY 1, 1998                            GROWTH        RESEARCH       INCOME       RETURN      UTILITIES     VALUE
(DATE OF INCEPTION) TO DECEMBER 31, 1998          DIVISION       DIVISION      DIVISION     DIVISION     DIVISION     DIVISION
                                                 -----------    -----------    ---------    ---------    ---------    ---------
CHANGE IN NET ASSETS
From operations:
     Net investment income (expense)             $    (2,485)   $    (2,082)   $    (688)   $  (1,042)   $  (1,577)   $  (1,230)
     Net realized gain (loss) on investments            (880)        (1,176)         140         (502)         (10)      13,534
     Net change in unrealized appreciation
      (depreciation) on investments                  252,419        140,093       57,569       32,868       30,425       54,315
                                                 -----------    -----------    ---------    ---------    ---------    ---------
Net increase (decrease) in net assets from
   operations                                        249,054        136,835       57,021       31,324       28,838       66,619
FROM POLICY RELATED
TRANSACTIONS:
    Net contract purchase payments                   616,401        526,652      233,241      218,045      253,967      275,910
    Withdrawals                                     (105,620)       (78,873)      (9,664)     (33,304)     (37,203)     (38,438)
    Transfers between Separate Account
     VUL-2 divisions, net                            745,870        700,133      338,645      375,332      209,261      321,818
                                                 -----------    -----------    ---------    ---------    ---------    ---------
Net increase in net assets from
    policy related transactions                    1,256,651      1,147,912      562,222      560,073      426,025      559,290
                                                 -----------    -----------    ---------    ---------    ---------    ---------
Net increase in net assets                         1,505,705      1,284,747      619,243      591,397      454,863      625,909
Net assets, beginning of year                           --             --           --           --           --           --
                                                 -----------    -----------    ---------    ---------    ---------    ---------
Net assets, end of year                          $ 1,505,705    $ 1,284,747    $ 619,243    $ 591,397    $ 454,863    $ 625,909
                                                 -----------    -----------    ---------    ---------    ---------    ---------
                                                 -----------    -----------    ---------    ---------    ---------    ---------






SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998





1.      NATURE OF OPERATIONS





        The American Franklin Life Insurance Company (American Franklin) is a wholly-owned subsidiary of The Franklin Life Insurance Company. American Franklin established Separate Account VUL-2 (Account) as a unit investment trust registered under the Investment Company Act of 1940. The Account, which consists of sixteen investment divisions at December 31, 1998, was established in April 1991 in conformity with Illinois Insurance Law. The assets in each division are invested in units of beneficial interest (shares) of a designated portfolio (Portfolio) of three mutual funds: Variable Insurance Products Fund and Variable Insurance Products Fund II, sponsored by Fidelity Investments, and beginning May 1, 1998, the MFS Variable Insurance Trust, sponsored by MFS Investment Management (collectively, the Funds). The VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, and VIP High Income Divisions of the Account are invested in shares of a corresponding Portfolio of Variable Insurance Products Fund; the VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager:
        Growth and VIPII Contrafund Divisions of the Account are invested in shares of a corresponding Portfolio of Variable Insurance Products Fund II; and the MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities, and MFS Value Divisions of the Account are invested in shares of a corresponding Portfolio of MFS Variable Insurance Trust. The Account's financial statements should be read in conjunction with the financial statements of the Funds. The Account commenced operations on September 30, 1991. The initial unit value for each investment division was set at $100.






        The Account was established by American Franklin to support the operations of American Franklin's EquiBuilder II-TM- Flexible Premium Variable Life Insurance Policies (EquiBuilder II Policies). American Franklin no longer offers new EquiBuilder II Policies. The Account also supports the operations of American Franklin's EquiBuilder III-TM-Flexible Premium Variable Life Insurance Policies (EquiBuilder III Policies) (the EquiBuilder II Policies and the EquiBuilder III Policies are referred to collectively as the Policies).






        Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin Life Insurance Company, acts as the principal underwriter, as defined in the Investment Company Act of 1940, of the Policies. The assets of the Account are the property of American Franklin. The portion of the Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business American Franklin may conduct.






        The net assets of the Account may not be less than the reserves applicable to the Policies. Assets may also be set aside in American Franklin's General Account based on the amounts allocated under the Policies to American Franklin's Guaranteed Interest Division and for policy loans. Additional assets are set aside in American Franklin's General Account to provide for (i) the unearned portion of the monthly charges for mortality and expense risk charges made under the Policies and (ii) other policy benefits.






2.      SIGNIFICANT ACCOUNTING POLICIES






        The significant accounting policies of the Account are as follows:






        Investments in shares of the Funds are carried at fair value. Investments in shares of the Funds are valued at the net asset values of the respective Portfolios of the Funds. Investment transactions are recorded on the trade date. Dividends are recorded as received. Realized gains

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998





        and losses on sales of the Account's shares are determined based on the specific identification method.






        The operations of the Account are included in the federal income tax return of American Franklin. Under the provisions of the Policies, American Franklin has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, American Franklin pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, American Franklin retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.






3.      SALES AND ADMINISTRATIVE CHARGES






        Certain jurisdictions require that deductions be made from premium payments for taxes. The amount of such deductions varies and may be up to 5% of the premium. With respect to the EquiBuilder III Policies, American Franklin makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American Franklin in a Policy Account established for each policyowner. Each month American Franklin makes a charge against each Policy Account for: administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect); and cost of insurance, which is based on the insured person's age, sex, risk class, amount of insurance, and additional benefits, if any. In addition, American Franklin will make charges for the following: a partial withdrawal of net cash surrender value (currently $25 or 2% of the amount withdrawn, whichever is less); an increase in the face amount of insurance (currently a $1.50 administrative charge for each $1,000 increase up to a maximum charge of $300); and a transfer between investment divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year). Charges may also be made for providing more than one illustration of policy benefits to a given policyholder. American Franklin assumes mortality and expense risks related to the operations of the Account and deducts a charge from the assets of the Account at an effective annual rate of .75% of the Account's net assets to cover these risks. The total charges paid by the Account to American Franklin were $26,329,000 and $18,890,000 in 1998 and 1997, respectively.






        During the first ten years a Policy is in effect, a surrender charge may be deducted from a Policy Account by American Franklin if the Policy is surrendered for its net cash surrender value, the face amount of the Policy is reduced or the Policy is permitted to lapse. The maximum total surrender charge applicable to a particular Policy is specified in the Policy and is equal to 50% of one "target" premium. This maximum will not vary based on the amount of premiums paid or when they are paid. At the end of the sixth policy year and at the end of each of the four succeeding policy years, the maximum surrender charge is reduced by an amount equal to 20% of the initial maximum surrender charge until, after the end of the tenth policy year, there is no surrender charge. Subject to the maximum surrender charge, the surrender charge with respect to the EquiBuilder II Policies will equal 30% of actual premiums paid during the first policy year up to one "target" premium, plus 9% of all other premiums actually paid during the first ten policy years, and the surrender charge with respect to the EquiBuilder III Policies will equal 25% of actual premiums paid during the first policy year up to one "target" premium, plus 9% of all other premiums actually paid during the first ten policy years.

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998







4.      SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS






        Unit value information and a summary of changes in outstanding units is shown below:






YEAR ENDED DECEMBER 31, 1998


                                                      VARIABLE INSURANCE PRODUCTS FUND
                                       ----------------------------------------------------------------
                                         VIP            VIP                                      VIP
                                        MONEY         EQUITY-        VIP           VIP           HIGH
                                        MARKET        INCOME        GROWTH       OVERSEAS       INCOME
                                       DIVISION      DIVISION      DIVISION      DIVISION      DIVISION
                                       --------      --------      --------      --------      --------
Unit value, beginning of year          $ 126.37      $ 291.45      $ 264.35      $ 170.08      $ 165.81
                                       --------      --------      --------      --------      --------
                                       --------      --------      --------      --------      --------
Unit value, end of year                $ 132.28      $ 329.63      $ 373.90      $ 191.40      $ 156.98
                                       --------      --------      --------      --------      --------
                                       --------      --------      --------      --------      --------
Number of units outstanding,
   beginning of year                     24,611       136,705       195,644        54,175        14,564

Net contract purchase payments          139,608        45,371        52,816        16,324         6,720

Withdrawals                              (9,420)      (26,883)      (36,782)      (10,271)       (3,708)

Transfers between Separate Account
   VUL-2 divisions, net                (120,764)        9,131         7,256        (1,130)          775
                                       --------      --------      --------      --------      --------
Number of units outstanding,
   end of year                           34,035       164,324       218,934        59,098        18,351
                                       --------      --------      --------      --------      --------
                                       --------      --------      --------      --------      --------


                                                     VARIABLE INSURANCE PRODUCTS FUND II
                                       ----------------------------------------------------------------
                                        VIPII                                     VIPII
                                      INVESTMENT      VIPII         VIPII         ASSET           VIPII
                                        GRADE         ASSET         INDEX        MANAGER:       CONTRA-
                                         BOND        MANAGER         500          GROWTH         FUND
                                       DIVISION      DIVISION      DIVISION      DIVISION      DIVISION
                                       --------      --------      --------      --------      --------

Unit value, beginning of year          $ 146.29      $ 200.91      $ 226.02      $ 165.92      $ 174.12
                                       --------      --------      --------      --------      --------
                                       --------      --------      --------      --------      --------
Unit value, end of year                $ 157.66      $ 232.11      $ 295.61      $ 196.85      $ 229.00
                                       --------      --------      --------      --------      --------
                                       --------      --------      --------      --------      --------
Number of units outstanding,
   beginning of year                     13,744       131,808        76,766        24,563        75,672

Net contract purchase payments            3,255        26,871        40,257        17,385        42,562

Withdrawals                              (2,942)      (21,817)      (22,184)       (7,849)      (19,811)

Transfers between Separate Account
   VUL-2 divisions, net                     633          (330)       17,575         5,676        12,388
                                       --------      --------      --------      --------      --------
Number of units outstanding,
   end of year                           14,690       136,532       112,414        39,775       110,811
                                       --------      --------      --------      --------      --------
                                       --------      --------      --------      --------      --------


THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998






4.      SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS (continued)






        Unit value information and a summary of changes in outstanding units is shown below:






PERIOD FROM MAY 1, 1998 (DATE OF INCEPTION) TO DECEMBER 31, 1998







                                                        MFS VARIABLE INSURANCE TRUST
                                    ------------------------------------------------------------------------
                                      MFS                        MFS        MFS
                                    EMERGING       MFS      GROWTH WITH     TOTAL          MFS         MFS
                                     GROWTH      RESEARCH      INCOME       RETURN      UTILITIES     VALUE
                                    DIVISION     DIVISION     DIVISION     DIVISION     DIVISION     DIVISION
                                    -------      -------      -------      -------      -------      -------
Unit value, at May 1, 1998
(Date of Inception)                 $100.00      $100.00      $100.00      $100.00      $100.00      $100.00
                                    -------      -------      -------      -------      -------      -------
                                    -------      -------      -------      -------      -------      -------
Unit value, end of year             $113.74      $104.90      $107.39      $103.73      $106.58      $105.18
                                    -------      -------      -------      -------      -------      -------
                                    -------      -------      -------      -------      -------      -------
Number of units outstanding,
  at inception                         --           --           --           --           --           --

Net contract purchase payments        6,446        5,663        2,392        2,207        2,530        2,951

Withdrawals                          (1,098)        (850)        (121)        (336)        (366)        (390)

Transfers between Separate
   Account VUL-2 divisions, net       7,890        7,434        3,496        3,830        2,104        3,390
                                    -------      -------      -------      -------      -------      -------
Number of units outstanding,
   end of year                       13,238       12,247        5,767        5,701        4,268        5,951
                                    -------      -------      -------      -------      -------      -------
                                    -------      -------      -------      -------      -------      -------







5.      REMUNERATION OF MANAGEMENT






        The Account incurs no liability for remuneration to directors, members of advisory boards, officers or any other person who might provide a service for the Account, except as described in Note 3.






6.      YEAR 2000 (UNAUDITED)






        INTERNAL SYSTEMS. American Franklin's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including American Franklin, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.






        While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of the company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the company to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and (5) return the systems to operations. As of December 31, 1998, substantially all of American Franklin's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998






        THIRD PARTY RELATIONSHIPS. American Franklin has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) American Franklin and include organizations with which American Franklin exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that American Franklin exercises less, or no, control over Year 2000 readiness. American Franklin has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to American Franklin. A more detailed evaluation will be completed during first quarter 1999 as part of American Franklin's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, American Franklin's testing activities will extend through 1999.






        CONTINGENCY PLANS. American Franklin has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. American Franklin is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.






        RISKS AND UNCERTAINTIES. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, American Franklin believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on American Franklin's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and American Franklin is not able to predict a most reasonably likely worst case scenario. If conversion of American Franklin's internal systems is not completed on a timely basis (due to non-performance by significant third party-vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing American Franklin's plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on American Franklin's operations following the turn of the century.






        COSTS. Through December 31, 1998, American Franklin has incurred, and anticipates that it will continue to incur, costs for internal staff, third party vendors, and other expenses to achieve Year 2000 readiness. These costs are not passed to the divisions of the Account. The cost of activities related to Year 2000 readiness has not had a material adverse effect on American Franklin's results of operations or financial condition. In addition, AGC has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with AGC's normal accounting policies.

                         REPORT OF INDEPENDENT AUDITORS

                       -----------------------------------



Board of Directors
   and Shareholder
The American Franklin Life Insurance Company

We have audited the accompanying balance sheets of The American Franklin Life Insurance Company, (the Company), a wholly-owned subsidiary of The Franklin Life Insurance Company, which is an indirect wholly-owned subsidiary of American General Corporation, as of December 31, 1998 and 1997, and the related statements of operations, shareholder's equity, cash flows, and comprehensive income (loss) for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Franklin Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.





                                        Ernst & Young LLP




Chicago, Illinois
February 16, 1999

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                             STATEMENT OF OPERATIONS
                                 (In thousands)


                                                      FOR THE YEARS ENDED DECEMBER 31
                                                        1998       1997        1996
                                                     --------------------------------
Revenues
   Premiums and other considerations                 $ 17,688    $ 17,434    $ 16,346
   Net investment income                                2,419       2,530       2,641
   Realized investment gains                               47         283          90
   Other income (expense)                               8,715       1,541        (623)
                                                     --------------------------------

        Total revenues                                 28,869      21,788      18,454

Benefits and expenses
   Insurance and annuity benefits                       4,889       3,674       3,610
   Operating cost and expenses                         15,910       9,635       8,544
   Commissions and allowances                          27,695      20,096      14,843
   Change in deferred policy acquisition costs and
       cost of insurance purchased                    (20,354)    (15,351)     (7,866)
   Litigation settlement                                8,064        --          --
                                                     --------------------------------

       Total benefits and expenses                     36,204      18,054      19,131
                                                     --------------------------------

Income (loss) before income taxes                      (7,335)      3,734        (677)

Income tax expense (benefit)
    Current                                            (1,247)        715         873
    Deferred                                           (2,270)        244      (1,104)
                                                     --------------------------------
       Total income tax expense (benefit)              (3,517)        959        (231)
                                                     --------------------------------
Net income (loss)                                    $ (3,818)   $  2,775    $   (446)
                                                     --------------------------------
                                                     --------------------------------


                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                  BALANCE SHEET
                        (In thousands, except share data)


                                                                          AT DECEMBER 31
                                  ASSETS                                 1998        1997
                                                                     ----------------------
Investments
   Fixed maturity securities (amortized cost: $31,219; $21,305)      $  32,587    $  22,565
   Policy loans                                                         12,371        7,050
                                                                     ----------------------

           Total investments                                            44,958       29,615

Cash                                                                    14,211        6,349
Accrued investment income                                                  408          472
Amounts recoverable from reinsurers                                     10,314        8,885
Deferred policy acquisition costs                                       52,352       30,515
Cost of insurance purchased                                              8,941       10,549
Insurance premiums in course of settlement                               1,620        1,286
Other assets                                                             1,922        1,328
Assets held in Separate Accounts                                       442,801      223,529
                                                                     ----------------------
         Total assets                                                $ 577,527    $ 312,528
                                                                     ----------------------
                                                                     ----------------------


                                   LIABILITIES
Insurance and annuity liabilities
   Policy reserves, contract claims and other policyholders' funds   $  16,965    $  13,051
   Universal life contracts                                             31,150       31,289
   Annuity contracts                                                     5,376        2,274
   Unearned revenue                                                      9,591        6,801

Income tax liabilities
   Current                                                              (1,220)         380
   Deferred                                                             (4,464)      (2,211)
Accrued expenses and other liabilities                                  25,402        7,767
Liabilities related to Separate Accounts                               442,801      223,529
                                                                     ----------------------
         Total liabilities                                             525,601      282,880


                              SHAREHOLDER'S EQUITY
Common stock ($5 par value; 500,000 shares authorized,
   issued and outstanding)                                               2,500        2,500
Paid-in capital                                                         51,437       25,373
Accumulated other comprehensive income                                     430          398
Retained earnings (deficit)                                             (2,441)       1,377
                                                                     ----------------------
         Total shareholder's equity                                     51,926       29,648
                                                                     ----------------------
         Total liabilities and shareholder's equity                  $ 577,527    $ 312,528
                                                                     ----------------------
                                                                     ----------------------



                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                        STATEMENT OF SHAREHOLDER'S EQUITY
                                 (In thousands)


                                                          FOR THE YEARS ENDED DECEMBER 31
                                                             1998        1997       1996
                                                          --------------------------------

Common stock, balance at beginning and end of year        $  2,500    $  2,500    $  2,500
                                                          --------------------------------

Paid-in capital
    Balance at beginning of year                            25,373      25,373      15,373
    Capital contribution                                    26,064        --        10,000
                                                          --------------------------------

    Balance at end of year                                  51,437      25,373      25,373
                                                          --------------------------------
Retained earnings (deficit)
    Balance at beginning of year                             1,377      (1,398)       (952)
    Net income (loss)                                       (3,818)      2,775        (446)
                                                          --------------------------------

    Balance at end of year                                  (2,441)      1,377      (1,398)
                                                          --------------------------------

Accumulated other comprehensive income
    Balance at beginning of year                               398         391         727
    Change during the year                                      49          10        (516)
    Amounts applicable to deferred federal income taxes        (17)         (3)        180
                                                          --------------------------------

    Balance at end of year                                     430         398         391
                                                          --------------------------------

Total shareholder's equity at end of year                 $ 51,926    $ 29,648    $ 26,866
                                                          --------------------------------
                                                          --------------------------------




                    STATEMENT OF COMPREHENSIVE INCOME (LOSS)
                                 (In thousands)


                                                   FOR THE YEARS ENDED DECEMBER 31
                                                       1998      1997      1996
                                                    -----------------------------
Net income (loss)                                   $(3,818)   $ 2,775   $  (446)
Other comprehensive income (loss)
  Gross change in unrealized gains (losses) on
     securities (pretax: $97; $294; $(426))              63        191      (277)
  Less: gains (losses) realized in net income
     (pretax: $48; $284, $90)                            31        184        59
                                                    -----------------------------
       Change in net unrealized gains (losses) on
         securities (pretax: $49; $10; $(516))           32          7      (336)
                                                    -----------------------------

           Comprehensive income (loss)              $(3,786)   $ 2,782   $  (782)
                                                    -----------------------------
                                                    -----------------------------


                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                                 (In thousands)


                                                           FOR THE YEARS ENDED DECEMBER 31
                                                            1998        1997         1996
                                                        ------------------------------------
Operating activities
    Net income (loss)                                   $  (3,818)   $   2,775    $    (446)
    Reconciling adjustments to net cash used for
      operating activities
        Policy reserves, claims and other
          policyholders' funds                             12,783       18,078       12,609
        Realized investment gains                             (47)        (283)         (90)
        Deferred policy acquisition costs and cost of
          insurance purchased                             (20,354)     (15,351)      (7,866)
        Charges on universal life contracts, net of
          interest credited                               (21,569)     (17,369)     (11,602)
        Change in other assets and liabilities             11,343       (2,939)      (2,660)
                                                        ------------------------------------

           Net cash used for operating activities         (21,662)     (15,089)     (10,055)
                                                        ------------------------------------

Investing activities
        Investment purchases
           Available-for-sale                             (26,271)      (6,900)     (32,704)
           Other                                           (5,794)      (2,766)      (2,107)
        Investment calls, maturities and sales
           Available-for-sale                              17,072       17,699       26,096
                                                        ------------------------------------
               Net cash provided by (used for)
                 investing activities                     (14,993)       8,033       (8,715)
                                                        ------------------------------------

Financing activities
        Policyholder account deposits                     191,502       99,023       43,912
        Policyholder account withdrawals                 (173,049)     (88,026)     (39,565)
        Proceeds from intercompany borrowings              18,896       15,320        4,742
        Repayments of intercompany borrowings             (18,896)     (15,320)      (4,832)
        Capital contribution                               26,064         --         10,000
                                                        ------------------------------------
          Net cash provided by financing activities        44,517       10,997       14,257
                                                        ------------------------------------

Net increase (decrease) in cash                             7,862        3,941       (4,513)
Cash at beginning of year                                   6,349        2,408        6,921
                                                        ------------------------------------

Cash at end of year                                     $  14,211    $   6,349    $   2,408
                                                        ------------------------------------
                                                        ------------------------------------


                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

1.1  NATURE OF OPERATIONS

     The American Franklin Life Insurance Company (AMFLIC), headquartered in Springfield, Illinois, sells and services variable universal life, variable annuity and universal life insurance products to the middle income market, primarily in the Midwest.

1.2  PREPARATION OF FINANCIAL STATEMENTS

     The financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of AMFLIC, a wholly-owned subsidiary of The Franklin Life Insurance Company (FLIC). AMFLIC's ultimate parent is American General Corporation (AGC).

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3  INVESTMENTS

     FIXED MATURITY SECURITIES. All fixed maturity securities are classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if unrealized gains (losses) had been realized, the net adjustment is recorded in accumulated other comprehensive income within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

     POLICY LOANS. Policy loans are reported at unpaid principal balance.

     INVESTMENT INCOME. Interest on fixed maturity securities and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount.

     REALIZED INVESTMENT GAINS (LOSSES). Realized investment gains (losses) are recognized using the specific identification method.

1.4  SEPARATE ACCOUNTS

     Separate Accounts are assets and liabilities associated with certain contracts, principally universal life and annuities, for which the investment risk lies predominantly with the contract holder. Therefore, AMFLIC's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the statement of operations. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

1.5  DEFERRED POLICY ACQUISITION COSTS (DPAC)

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

     DPAC associated with interest-sensitive life insurance contracts and insurance investment contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.5  DEFERRED POLICY ACQUISITION COSTS (DPAC) (CONTINUED)

     DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

     AMFLIC reviews the carrying amount of DPAC on at least an annual basis. AMFLIC considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.6  COST OF INSURANCE PURCHASED (CIP)

     The cost assigned to insurance contracts in force at January 31, 1995, the date of AGC's acquisition of FLIC and AMFLIC, is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 6% to 8.5%. The amortization of CIP is charged to expense and CIP is also adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. AMFLIC reviews the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

1.7  INSURANCE AND ANNUITY LIABILITIES

     Substantially all of AMFLIC's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by AMFLIC during the contract period.

     For interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Reserves are calculated using the net level premium method. Interest assumptions used to compute reserves ranged from 3% to 5.5% at December 31, 1998.

1.8  PREMIUM RECOGNITION

     Receipts for insurance investment and interest-sensitive life insurance contracts are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate AMFLIC for future services are deferred and recognized over the period earned, using the same assumptions used to amortize DPAC. For all other contracts, premiums are recognized when due.

1.9  INCOME TAXES

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

     A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. A change in deferred tax assets or liabilities related to fluctuations in the fair value of available-for-sale securities is included in accumulated other comprehensive income within shareholder's equity.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.10 ACCOUNTING CHANGES

     During 1998, AMFLIC adopted Statement of Financial Accounting Standards
     (SFAS) No. 130, "Reporting Comprehensive Income," which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. AMFLIC elected to report comprehensive income and its components in a separate statement of comprehensive income. Adoption of this statement did not change recognition or measurement of net income and, therefore, did not impact AMFLIC's results of operations or financial position.

1.11 RECLASSIFICATION

     Certain amounts in the 1997 and 1996 financial statements have been reclassified to conform to the 1998 presentation.


2.   INVESTMENTS

2.1  FIXED MATURITY SECURITIES

     VALUATION. Cost or amortized cost and fair value of fixed maturity securities were as follows:


                                                             DECEMBER 31, 1998
                                             --------------------------------------------------
                                             COST OR        GROSS        GROSS
                                             AMORTIZED    UNREALIZED   UNREALIZED        FAIR
     In thousands                               COST        GAINS        LOSSES          VALUE
     ------------------------------------------------------------------------------------------
     Corporate bonds
         Investment grade                     $ 7,422      $   614      $     --        $ 8,036
         Below investment grade                   300            4            --            304
     Public utilities                           2,649          300            --          2,949
     Mortgage-backed                            1,189           93            --          1,282
     U.S. government                           19,456          343            --         19,799
     States/political subdivisions                203           14            --            217
                                             --------------------------------------------------

         Total fixed maturity securities      $31,219      $ 1,368      $     --        $32,587
                                             --------------------------------------------------
                                             --------------------------------------------------



                                                               December 31, 1997
                                              -----------------------------------------------
                                               Cost or       Gross       Gross
                                              Amortized    Unrealized   Unrealized    Fair
     In thousands                               Cost         Gains       Losses       Value
     ----------------------------------------------------------------------------------------
     Corporate bonds
         Investment grade                     $ 9,172      $   678      $     2      $ 9,848
         Below investment grade                   300           12         --            312
     Public utilities                           2,622          273         --          2,895
     Mortgage-backed                            1,897          131         --          2,028
     U.S. government                            7,111          155         --          7,266
     States/political subdivisions                203           13         --            216
                                              -----------------------------------------------

         Total fixed maturity securities      $21,305      $ 1,262      $     2      $22,565
                                              -----------------------------------------------
                                              -----------------------------------------------

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.1  FIXED MATURITY SECURITIES (CONTINUED)

     Net unrealized gains on fixed maturity securities included in accumulated other comprehensive income at December 31 were as follows:


In thousands                                     1998       1997
------------------------------------------------------------------
     Gross unrealized gains                    $ 1,368    $ 1,262
     Gross unrealized losses                      --           (2)
     DPAC  fair value adjustment                   (86)       (39)
     CIP fair value adjustment                    (621)      (609)
     Deferred federal income taxes                (231)      (214)
                                               -------------------

     Net unrealized gains on securities        $   430    $   398
                                               -------------------
                                               -------------------

     MATURITIES. The contractual maturities of fixed maturity securities at December 31, 1998 were as follows:


                                                             COST OR AMORTIZED     FAIR
      In thousands                                                  COST           VALUE
     ------------------------------------------------------------------------------------
     Fixed maturity securities, excluding mortgage-backed
        securities, due
           In one year or less                                    $12,952         $12,978
           In years two through five                               10,924          11,572
           In years six through ten                                 4,496           4,965
           After ten years                                          1,658           1,790
     Mortgage-backed securities                                     1,189           1,282
                                                              ----------------------------

         Total fixed maturity securities                          $31,219         $32,587
                                                              ----------------------------
                                                              ----------------------------


     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Corporate requirements and investment strategies may result in the sale of investments before maturity.

2.2  INVESTMENT INCOME

     Investment income was as follows:


         In thousands             1998     1997     1996
     ----------------------------------------------------
     Fixed maturity securities   $1,592   $2,291   $2,141
     Policy loans                   445      264      175
     Other investments              473       12      369
                                 ------------------------
     Gross investment income      2,510    2,567    2,685
     Investment expense              91       37       44
                                 ------------------------
     Net investment income       $2,419   $2,530   $2,641
                                 ------------------------
                                 ------------------------

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.3  REALIZED INVESTMENT GAINS

     Realized investment gains (losses), net of DPAC and CIP amortization and investment expenses, were as follows:


     In thousands                 1998     1997      1996
     ----------------------------------------------------
     Fixed maturity securities
         Gross gains             $ 116    $ 564    $ 183
         Gross losses             --        (10)     (10)
                                 ------------------------
             Total                 116      554      173

     Other                         (69)    (271)     (83)
                                 ------------------------
     Realized investment gains   $  47    $ 283    $  90
                                 ------------------------
                                 ------------------------


         Voluntary sales of investments resulted in the following realized gains (losses):


                                                         Realized
                                                    --------------------
 In thousands       Category           Proceeds     Gains        Losses
 -----------------------------------------------------------------------
     1998      AVAILABLE-FOR-SALE      $ 2,110      $   116      $  --
 -----------------------------------------------------------------------
 -----------------------------------------------------------------------
     1997      Available-for-sale      $ 9,992      $   550      $     8
 -----------------------------------------------------------------------
 -----------------------------------------------------------------------
     1996      Available-for-sale      $12,081      $   171      $    10


2.4  INVESTMENTS ON DEPOSIT

         At December 31, 1998 and 1997, fixed maturity securities with a carrying value of $6,717,000 and $7,018,000, respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.5  INVESTMENT RESTRICTIONS

     AMFLIC is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 1998 and 1997, AMFLIC's largest investment in any one entity other than U.S. government obligations was $1,000,000.


3.   DEFERRED POLICY ACQUISITION COSTS (DPAC)

     Activity in DPAC was as follows:


     In thousands                             1998       1997        1996
     ----------------------------------------------------------------------
     Beginning at January 1                $ 30,515    $ 13,781    $  4,101
     Deferrals                               25,320      18,223       9,861
     Amortization                            (3,383)     (1,307)       (343)
     Effect of changes in unrealized
         (gains) losses on securities           (47)         (6)        195
     Effect of realized investment gains        (53)       (176)        (33)
                                           --------------------------------
     Balance at December 31                $ 52,352    $ 30,515    $ 13,781
                                           --------------------------------
                                           --------------------------------

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.   COST OF INSURANCE PURCHASED (CIP)

     Activity in CIP was as follows:


     In thousands                            1998        1997        1996
     ----------------------------------------------------------------------
     Balance at January 1                  $ 10,549    $ 12,212    $ 13,621
     Interest accretion                         926       1,054       1,400
     Amortization                            (2,509)     (2,619)     (3,052)
     Effect of changes in unrealized
         (gains) losses on securities           (12)         (3)        293
     Effect of realized investment gains        (13)        (95)        (50)
                                           --------------------------------

     Balance at December 31                $  8,941    $ 10,549    $ 12,212
                                           --------------------------------
                                           --------------------------------


     CIP amortization, net of accretion, expected to be recorded in each of the next five years is:


                                    AMOUNT
               YEAR                 (000'S)
          -------------------------------------
               1999                   $1,201
               2000                    1,054
               2001                      927
               2002                      820
               2003                      727


5.   INCOME TAXES

     AMFLIC is subject to the life insurance company provisions of the federal tax law and is part of a life/life consolidated return which also includes FLIC.

     The method of allocation of tax expense is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of AMFLIC under this agreement shall not exceed the amount AMFLIC would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing the consolidated return.

5.1  DEFERRED TAXES

     Components of deferred tax liabilities and assets at December 31, were as follows:


     In thousands                                 1998        1997
     ---------------------------------------------------------------
     Deferred tax liabilities, applicable to:
         Basis differential of investments      $    398    $    341
         DPAC and CIP                             14,891       9,213
         Other                                     1,202       1,220
                                                 --------------------
             Total deferred tax liabilities       16,491      10,774
     Deferred tax assets, applicable to:
         Policy reserves                         (20,738)    (12,438)
         Other                                      (217)       (547)
                                                 --------------------
             Total deferred tax assets           (20,955)    (12,985)
                                                 --------------------
     Net deferred tax assets                    $ (4,464)   $ (2,211)
                                                 --------------------
                                                 --------------------

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5.1  DEFERRED TAXES (CONTINUED)

     AMFLIC expects adequate future taxable income to realize the net deferred tax assets. Accordingly, no valuation allowance is considered necessary.

5.2  TAX EXPENSE

     A reconciliation between the Federal statutory income tax rate and the effective income tax rate follows:


                               1998     1997     1996
                               -----------------------
     Federal income tax rate   35.0%    35.0%    35.0%
     State taxes, net          --       --       (0.3)
     Invested asset items      14.3     (5.4)     0.1
     Other                     (1.4)    (3.9)    (0.7)
                               ------------------------

         Effective tax rate    47.9%    25.7%    34.1%
                               ------------------------
                               ------------------------



5.3  TAXES PAID

     Federal income taxes paid during the years ended December 31, 1998, 1997 and 1996, were $243,000, $519,000 and $228,000, respectively. State income taxes paid during the years ended December 31, 1998 and 1997, were $110,000 and $1,000, respectively. No state income taxes were paid during the year ended December 31, 1996.


6.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     Carrying amounts and fair values for certain of AMFLIC's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of AMFLIC's assets and liabilities, (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted, and (3) the estimates are based on assumptions regarding future economic activity.


                                                       1998                    1997
                                             ----------------------------------------------
                                             CARRYING        FAIR      Carrying      Fair
     In thousands                            AMOUNT          VALUE     Amount        Value
     --------------------------------------------------------------------------------------
     Assets
         Fixed maturity securities           $32,587      $32,587      $22,565      $22,565
     Liabilities
         Insurance investment contracts      $ 5,479      $ 5,189      $ 2,318      $ 2,193


     The following methods and assumptions were used to estimate the fair value of financial instruments:

     FIXED MATURITY SECURITIES. Fair values of fixed maturity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     POLICY LOANS. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate charged on policy loan balances during 1998 and 1997 was 6.96% and 7.17%, respectively.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     INSURANCE INVESTMENT CONTRACTS. Fair value of insurance investment contracts, which do not subject AMFLIC to significant risks arising from policyholder mortality or morbidity, was estimated using cash flows discounted at market interest rates.


7.   STATUTORY ACCOUNTING

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. No significant permitted practices are used to prepare AMFLIC's statutory financial statements.

     At December 31, 1998 and 1997, AMFLIC had statutory stockholder's equity of $32,662,000 and $17,727,000, respectively. AMFLIC's statutory net loss was $2,615,000, $648,000 and $1,949,000 for the years ended December 31, 1998,
     1997 and 1996, respectively.

     Generally, AMFLIC is restricted by the insurance laws of its domiciliary state as to amounts that can be transferred in the form of dividends, loans or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 1999 no dividends may be paid out and, loans and advances in excess of $8,165,000 may not be transferred without the approval of the Illinois Insurance Department.


8.   STATEMENT OF CASH FLOWS

     In addition to the cash activities shown in the statement of cash flows, the following transactions, occurred:


     In thousands                   1998     1997     1996
     ------------------------------------------------------
     Interest added to universal
        life contracts and other
        deposit funds              $1,387   $1,279   $1,267
                                   ------------------------
                                   ------------------------




9.   RELATED PARTY TRANSACTIONS

     AMFLIC has no full-time employees or office facilities. General and administrative expenses are allocated to AMFLIC from FLIC, based upon hours worked by administrative personnel. Allocated expenses for the years ended December 31, 1998, 1997 and 1996, amounted to approximately $8,541,000, $5,104,000, and $3,868,000, respectively.

     AMFLIC participates in a program of short-term borrowing with AGC to maintain its long-term investment commitments. AMFLIC borrowed and repaid $18,896,000, and $15,320,000 in 1998 and 1997, respectively. Interest was paid on the outstanding balance based on the rate as stipulated in the program.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


10.  REINSURANCE

     AMFLIC is routinely involved in reinsurance transactions. Ceded reinsurance becomes a liability of the reinsurer that assumes the risk. If the reinsurer could not meet its obligations, AMFLIC would reassume the liability. The likelihood of a material reinsurance liability being reassumed by AMFLIC is considered to be remote. AMFLIC diversifies the risk of exposure to reinsurance loss by using a number of life reinsurers, including FLIC, that have strong claims-paying ability ratings. The maximum retention on one life for individual life insurance is $100,000.

     Effective January 1, 1997, AMFLIC entered into a modified coinsurance agreement with FLIC covering the variable universal life product.

     Amounts paid or deemed to have been paid in connection with ceded reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Under the provisions of an assumed reinsurance agreement, AMFLIC recognized the following:


     In thousands          1998       1997        1996
     --------------------------------------------------
     Premiums and other
         considerations   $ 2,387    $ 1,169    $ 1,433
     Other income           1,869        810      1,196
     Benefits               3,331      1,329      1,810
     Commission expense       (20)       (59)        (9)
     Premium taxes           --         --           (6)


     Under the provisions of a modified coinsurance agreement covering the Variable Universal Life product, AMFLIC ceded the following:


     In thousands            1998     1997      1996
     ------------------------------------------------
     Premiums and other
         considerations   $ 9,058   $ 5,226   $ 4,014
     Expense allowances     7,239     4,965     4,394
     Other                    885        60      (561)


     AMFLIC also carries reinsurance for policy risks that exceed its retention limit of $100,000. AMFLIC ceded the following amounts:


     In thousands                 1998     1997      1996
     ----------------------------------------------------
     Premiums and other
         considerations          $9,476   $7,994   $5,909
     Change in policy reserves    9,086    7,804    5,924


11.  LEGAL PROCEEDINGS

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. AMFLIC is a defendant in such purported class action lawsuits. In December 1998, AGC announced that certain of its life insurance subsidiaries had entered into agreements to resolve all of the material pending market conduct class action lawsuits. The settlements are not final until approved by the courts and any appeals have been resolved. If court approvals are obtained and appeals are not taken, it is expected the settlements will be final in the third quarter of 1999.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


11.  LEGAL PROCEEDINGS (CONTINUED)

     In conjunction with the proposed settlements, AMFLIC recorded an $8 million charge in 1998. The charge covers the cost of additional policyholder benefits and other anticipated expenses resulting from the proposed settlement, as well as other administrative and legal costs. To offset the market conduct charge, AMFLIC recorded an $8 million capital contribution from FLIC at December 31, 1998. The proposed settlements will not have a material impact on AMFLIC's financial condition or business operations after considering the contribution.

     AMFLIC is party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, AMFLIC believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on its results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little of no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

     In addition to the charges recorded in 1998, AMFLIC will incur additional expenses for claim administration, outside counsel and actuarial services, and regulatory expenses, related to the resolution of the litigation, which will be recorded as incurred. Given AGC's commitment to maintaining adequate capital levels in support of AMFLIC's business, the proposed settlements and related expenses are not expected to have a material adverse effect on AMFLIC's financial condition or business operations.


12.  YEAR 2000 (UNAUDITED)

     INTERNAL SYSTEMS. AMFLIC's ultimate parent, AGC, has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including AMFLIC, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

     While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of AMFLIC's information technology and non-information technology systems; (2) assess which items in the inventory may expose AMFLIC to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and (5) return the systems to operations. As of December 31, 1998, substantially all of AMFLIC's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999. AMFLIC will continue to test its systems throughout 1999 to maintain Year 2000 readiness.

     THIRD PARTY RELATIONSHIPS. AMFLIC has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) AMFLIC and include organizations with which AMFLIC exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that AMFLIC exercises less, or no, control over Year 2000 readiness. AMFLIC has developed a plan to assess and attempt to mitigate the

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


12.  YEAR 2000 (UNAUDITED) (CONTINUED)

     risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to AMFLIC. A more detailed evaluation has been completed during the first quarter of 1999 as part of AMFLIC's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, AMFLIC's testing activities will extend through 1999.

     CONTINGENCY PLANS. AMFLIC and its affiliates have commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. AMFLIC is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.

     RISKS AND UNCERTAINTIES. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, AMFLIC believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on AMFLIC's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and AMFLIC is not able to predict a most reasonably likely worst case scenario. If Year 2000 readiness is not achieved due to non-performance by significant third party vendors, AMFLIC's failure to maintain critical systems as Year 2000 ready, failure of critical third parties to achieve Year 2000 readiness on a timely basis, or other unforeseen circumstances in completing AMFLIC's plans, the Year 2000 issues could have a material adverse impact on AMFLIC's operations following the turn of the century.

     COSTS. Through December 31, 1998, AGC and certain of its subsidiaries have incurred, and will continue to incur, costs for internal staff, third party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on AGC's or AMFLIC's results of operations or financial condition.

                                     Part II

                           UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING PURSUANT TO RULE 484(b)(1)
                        UNDER THE SECURITIES ACT OF 1933

American Franklin's By-Laws provide, in Article X, as follows:

     "Section 1. The Company shall indemnify and hold harmless each person who shall serve at any time hereafter as a director, officer or employee of the Company, or who shall serve any other company or organization in any capacity at the request of the Company, from and against any and all claims and liabilities to which such person shall become subject by reason of having heretofore or hereafter been a director, officer or employee of the Company, or by reason of any action alleged to have been heretofore or hereafter taken or omitted by such person as a director, officer or employee, and shall reimburse each such person for all legal and other expenses reasonably incurred in connection with any such claim or liability; provided, however, that no such person shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of such person's own wilful misconduct."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(e)

American Franklin hereby represents that the fees and charges deducted under the flexible premium variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Franklin.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

Reconciliation and tie.


The Prospectus, consisting of 87 pages.


Undertaking to file reports.

Undertaking pursuant to Rule 484 under the Securities Act of 1933.

The signatures.

Written Consents of the following persons


     Sutherland Asbill & Brennan LLP
     Robert M.  Beuerlein, Senior Vice President - Actuarial/Financial and
       Treasurer
     Ernst & Young LLP


     The following exhibits required by Article IX(A) of Form N-8B-2:


1-A(1)         Certified resolutions regarding organization of Separate Account
               VUL-2.

1-A(2)         Inapplicable.

1-A(3)(a)      Sales Agreement between Franklin Financial Services Corporation
               ("Franklin Financial") and Separate Account VUL-2 of The American
               Franklin Life Insurance Company, dated as of January 31, 1995.

1-A(3)(b)(i)   Specimen Regional Manager Registered Representative Agreement
               between Franklin Financial and registered representatives of Franklin Financial distributing EquiBuilder II policies.

1-A(3)(b)(ii)  Specimen Registered Representative Agreement between Franklin
               Financial and registered representatives of Franklin Financial distributing EquiBuilder II policies.


**             1-A(3)(c) Schedule of Sales Commissions.

1-A(4) Agreement between The American Franklin Life Insurance Company ("American Franklin") and Franklin Financial, dated July 15, l991, regarding supervision of agents.

1-A(5)(a)      EquiBuilder II Flexible Premium Life Insurance Policy.

1-A(5)(b)      Accidental Death Benefit Rider.

1-A(5)(c)      Term Insurance Rider.

1-A(5)(d)      Children's Term Insurance Rider.

1-A(5)(e)      Disability Rider - Waiver of Monthly Deductions.

1-A(5)(f)      Endorsement to EquiBuilder II Flexible Premium Life Insurance
               policy when issued to a Policy Owner in the State of Texas.

*1-A(6)(a)     Articles of Incorporation of American Franklin.

1-A(6)(b)      By-Laws of American Franklin are incorporated herein by reference to Exhibit 1-A(6)(b) to Post-Effective Amendment No. 7 on Form
               S-6 of Separate Account VUL-2 of The American Franklin Life
               Insurance Company, filed February 28, 1997 (Reg. No. 33-41838).

1-A(7)         Inapplicable.

1-A(8)(a)(1)   Participation Agreement among American Franklin, Variable
               Insurance Products Fund ("VIP") and Fidelity Distributors
               Corporation ("FDC"), dated July 18, 1991.

1-A(8)(a)(2)   Amendment No. 1 to Participation Agreement among American
               Franklin, VIP and FDC, effective as of November 1, 1991.

1-A(8)(a)(3)   Participation Agreement among American Franklin, Variable
               Insurance Products Fund II ("VIP II") and FDC, dated July 18,
               1991.

1-A(8)(a)(4)   Amendment No. 1 to Participation Agreement among American
               Franklin, VIP II and FDC, effective as of November 1, 1991.

1-A(8)(a)(5)   Sub-License Agreement between FDC and American Franklin dated
               July 18, 1991.

1-A(8)(a)(6)   Amendment No. 2 to Participation Agreement among American
               Franklin, VIP and FDC, dated January 18, 1995.

1-A(8)(a)(7)   Amendment No. 2 to Participation Agreement among American
               Franklin, VIP II and FDC, dated January 18, 1995.

1-A(8)(a)(8)   Amendment No. 3 to Participation Agreement among American
               Franklin, VIP and FDC, dated July 1, 1996, is hereby incorporated herein by reference to Exhibit 8(a)(4) to the Registration
               Statement on Form N-4 (Reg. No. 333-10489) of Separate Account
               VA-1 of American Franklin, filed August 20, 1996.

1-A(8)(a)(9)   Amendment No. 3 to Participation Agreement among American
               Franklin, VIP II and FDC, dated July 1, 1996, is hereby incorporated herein by reference to Exhibit 8(b)(4) to the Registration Statement on Form N-4 (Reg. No. 333-10489) of
               Separate Account VA-1 of American Franklin, filed August 20,
               1996.

1-A(8)(a)(10)  Amendment No. 4 to Participation Agreement among American
               Franklin, VIP and FDC, dated November, 1996, is hereby incorporated herein by reference to Exhibit 8(a)(5) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (Reg. No. 333-10489) of Separate Account VA-1 of American Franklin, filed November 26, 1996.

1-A(8)(a)(11)Amendment No. 4 to Participation Agreement among American Franklin,
               VIP II and FDC, dated November, 1996, is hereby incorporated herein by reference to Exhibit 8(b)(5) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (Reg. No. 333-10489) of Separate Account VA-1 of American Franklin, filed November 26, 1996.

1-A(8)(b)(1)   Participation Agreement among MFS Variable Insurance Trust,
               American Franklin and Massachusetts Financial Services Company
               ("MFS"), dated July 30, 1996 is incorporated herein by reference to Exhibit 8(d)(1) to Form N-4 of Separate Account VA-1 of The
               American Franklin Life Insurance Company, filed August 20, 1996
               (Reg. No. 333-10489).

1-A(8)(b)(2)   Indemnification Agreement between American Franklin and MFS dated
               July 30, 1996 is incorporated herein by reference to Exhibit
               8(d)(2) to Form N-4 of Separate Account VA-1 of The American
               Franklin Life Insurance Company, filed August 20, 1996 (Reg. No.
               333-10489).

1-A(8)(b)(3)   Form of Amendment No. 1 dated November, 1996 to Participation
               Agreement among MFS Variable Insurance Trust, American Franklin and MFS is incorporated herein by reference to Exhibit 8(d)(3) to Form N-4 of Separate Account VA-1 of The American Franklin Life
               Insurance Company, filed November 26, 1996 (Reg. No. 333-10489).

**1-A(8)(b)(4) Amendment No. 2 to Participation Agreement among American
               Franklin, MFS Variable Insurance Trust and MFS, dated November, 1997.

1-A(8)(c)      Modified Coinsurance Agreement between American Franklin and
               Integrity, dated March 10, 1989.

1-A(8)(c)(1)   Amendment No. 1 to Modified Coinsurance Agreement between
               American Franklin and Integrity.

1-A(8)(c)(2)   Amendment No. 2 to Modified Coinsurance Agreement between
               American Franklin and Integrity is incorporated herein by reference to similarly designated exhibit to Post-Effective
               Amendment No. 7 on Form S-6 of Separate Account VUL-2 of The
               American Franklin Life Insurance Company, filed February 28, 1997
               (Reg. No. 33-41838).

1-A(8)(c)(3)   Amendment No. 3 to Modified Coinsurance Agreement between
               American Franklin and Integrity effective April 1, 1989 is incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 7 on Form S-6 of Separate Account
               VUL-2 of

               The American Franklin Life Insurance Company, filed February 28, 1997 (Reg. No. 33-41838).

1-A(8)(c)(4)   Amendment No. 3 to Modified Coinsurance Agreement between
               American Franklin, Integrity, and Phoenix Home Life Mutual
               Insurance Company, assignee of Integrity, effective January 1,
               1997 is incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 7 on Form S-6 of Separate
               Account VUL-2 of The American Franklin Life Insurance Company, filed February 28, 1997 (Reg. No. 33-41838).

1-A(8)(d)      Reinsurance Agreement between American Franklin and The Franklin
               Life Insurance Company ("The Franklin"), effective as of January
               1, 1988.

1-A(8)(d)(1)   Amendment No. 1 effective as of January 1, 1990 to Reinsurance
               Agreement between American Franklin and The Franklin.

1-A(8)(d)(2)   Amendment No. 2 effective as of January 1, 1990 to Reinsurance
               Agreement between American Franklin and The Franklin.

1-A(8)(e)      Modified Coinsurance Agreement effective as of January 1, 1997 between American Franklin and The Franklin is incorporated herein by reference to similarly designated exhibit to Post-Effective
               Amendment No. 9 on Form S-6 of Separate Account VUL-2 of The
               American Franklin Life Insurance Company, filed February 27, 1998
               (Reg. No. 33-41838).

1-A(8)(e)(1)   Amendment No. 1 effective September 1, 1997 to Modified
               Coinsurance Agreement between American Franklin and The Franklin is incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 9 on Form S-6 of Separate
               Account VUL-2 of The American Franklin Life Insurance Company, filed February 27, 1998 (Reg. No. 33-41838).

1-A(9) Administrative Service Agreement between The Franklin and American Franklin, dated May 16, l988.

1-A(10) Application for EquiBuilder II Policy is incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 9 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed February 27, 1998 (Reg. No. 33-41838).

Other Exhibits:

2              See Exhibit 1-A(5)(a) above.

3(a) Opinion and Consent of Stephen P. Horvat, Jr., Esq., Senior Vice President, General Counsel and Secretary of American Franklin.

3(b)           Opinion and Consent of Robert M. Beuerlein, Senior Vice President
               - Actuarial/Financial and Treasurer of American Franklin.

4              Inapplicable.

5              Inapplicable.

6(a)           Consent of Ernst & Young LLP.


6(b)           Consent of Sutherland Asbill & Brennan LLP.

7(a) Power of Attorney is incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 9 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed February 27, 1998 (Reg. No. 33-41838).


7(b) Power of Attorney is incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 11 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed March 1, 1999 (Reg. No. 33-41838).

**8 Description of American Franklin's Issuance, Transfer and Redemption Procedures for Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.

9              Notice of Cancellation Right Pursuant to Rule
               6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940.

* Incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 6 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed April 30, 1996 (Reg. No. 33-41838).

** Incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 10 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed April 30, 1998 (Reg. No. 33-41838).

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Separate Account VUL-2 of The American Franklin Life Insurance Company certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Springfield, and State of Illinois on the 23rd day of April, 1999.




                            SEPARATE ACCOUNT VUL-2 OF
                            THE AMERICAN FRANKLIN LIFE
                            INSURANCE COMPANY


                            By:  THE AMERICAN FRANKLIN
                                 LIFE INSURANCE COMPANY,
                                 Depositor



[SEAL]                      By:  /s/ William A. Simpson
                                 ----------------------
                                 William A. Simpson
                                 Chairman of the Board and
                                 Chief Executive Officer



Attest:


/s/ Elizabeth E. Arthur
-----------------------
Elizabeth E. Arthur
Assistant Secretary

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, The American Franklin Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield, and State of Illinois on the 23rd day of April, 1999.


                                        THE AMERICAN FRANKLIN
                                        LIFE INSURANCE COMPANY


                                        By   /S/ WILLIAM A. SIMPSON
                                             ----------------------
                                             William A. Simpson
                                             Chairman of the Board and
                                             Chief Executive Officer







Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form S-6 has been signed by the following persons in the capacities and on the dates indicated:



SIGNATURE                       TITLE                                 DATE


/s/ Robert M. Beuerlein*        Director                        April 23, 1999
------------------------
Robert M. Beuerlein

/s/ Brady W. Creel*             Director                        April 23, 1999
-------------------
Brady W. Creel

                                Director                        _______, 1999
----------------------
Rodney O. Martin, Jr.

                                Director                        ______, 1999
--------------
Jon P. Newton

/s/ Michael M. Nicholson*       Director                        April 23, 1999
-------------------------
Michael M. Nicholson

/s/ Philip K. Polkinghorn*      Executive Vice President and    April 23, 1999
--------------------------      Chief Financial Officer
Philip K. Polkinghorn

                                Director                        ______, 1999
-------------------------
Gary D. Reddick

/s/ William A. Simpson*         Chairman of the Board and       April 23, 1999
-------------------------       Chief Executive Officer
William A. Simpson



/s/ Elizabeth E. Arthur
-----------------------------------------
*By Elizabeth E. Arthur, Attorney-in-Fact

                                  EXHIBIT INDEX


1-A(1)         Certified resolutions regarding organization of Separate Account
               VUL-2.

1-A(3)(a)      Sales Agreement between Franklin Financial Services Corporation
               ("Franklin Financial") and Separate Account VUL-2 of The American
               Franklin Life Insurance Company, dated as of January 31, 1995.

1-A(3)(b)(i)   Specimen Regional Manager Registered Representative Agreement
               between Franklin Financial and registered representatives of Franklin Financial distributing EquiBuilder II policies.

1-A(3)(b)(ii)  Specimen Registered Representative Agreement between Franklin
               Financial and registered representatives of Franklin Financial distributing EquiBuilder II policies.

1-A(4) Agreement between The American Franklin Life Insurance Company ("American Franklin") and Franklin Financial, dated July 15, l991, regarding supervision of agents.

1-A(5)(a)      EquiBuilder II Flexible Premium Life Insurance Policy.

1-A(5)(b)      Accidental Death Benefit Rider.

1-A(5)(c)      Term Insurance Rider.

1-A(5)(d)      Children's Term Insurance Rider.

1-A(5)(e)      Disability Rider - Waiver of Monthly Deductions.

1-A(5)(f)      Endorsement to EquiBuilder II Flexible Premium Life Insurance
               policy when issued to a Policy Owner in the State of Texas.

1-A(8)(a)(1)   Participation Agreement among American Franklin, Variable
               Insurance Products Fund ("VIP") and Fidelity Distributors
               Corporation ("FDC"), dated July 18, 1991.

1-A(8)(a)(2)   Amendment No. 1 to Participation Agreement among American
               Franklin, VIP and FDC, effective as of November 1, 1991.

1-A(8)(a)(3)   Participation Agreement among American Franklin, Variable
               Insurance Products Fund II ("VIP II") and FDC, dated July 18,
               1991.

1-A(8)(a)(4)   Amendment No. 1 to Participation Agreement among American
               Franklin, VIP II and FDC, effective as of November 1, 1991.

1-A(8)(a)(5)   Sub-License Agreement between FDC and American Franklin dated
               July 18, 1991.

1-A(8)(a)(6)   Amendment No. 2 to Participation Agreement among American
               Franklin, VIP and FDC, dated January 18, 1995.

1-A(8)(a)(7)   Amendment No. 2 to Participation Agreement among American
               Franklin, VIP II and FDC, dated January 18, 1995.

1-A(8)(c)      Modified Coinsurance Agreement between American Franklin and
               Integrity, dated March 10, 1989.

1-A(8)(c)(1)   Amendment No. 1 to Modified Coinsurance Agreement between
               American Franklin and Integrity.

1-A(8)(d)      Reinsurance Agreement between American Franklin and The Franklin
               Life Insurance Company ("The Franklin"), effective as of January
               1, 1988.

1-A(8)(d)(1)   Amendment No. 1 effective as of January 1, 1990 to Reinsurance
               Agreement between American Franklin and The Franklin.

1-A(8)(d)(2)   Amendment No. 2 effective as of January 1, 1990 to Reinsurance
               Agreement between American Franklin and The Franklin.

1-A(9) Administrative Service Agreement between The Franklin and American Franklin, dated May 16, l988.

3(a) Opinion and Consent of Stephen P. Horvat, Jr., Esq., Senior Vice President, General Counsel and Secretary of American Franklin.

3(b)           Opinion and Consent of Robert M. Beuerlein, Senior Vice President
               - Actuarial/Financial and Treasurer of American Franklin.

6(a)           Consent of Ernst & Young LLP.

6(b)           Consent of Sutherland Asbill & Brennan LLP.

9              Notice of Cancellation Right Pursuant to Rule
               6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940.